File No. 002-89328
Filed on April 30, 2019	File No. 811-03957

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Post-Effective Amendment No.	43	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Post-Effective Amendment No.	42	☒
(Check appropriate box or boxes)
VARIFLEX SEPARATE ACCOUNT (VARIFLEX)
(Exact Name of Registrant)
Security Benefit Life Insurance Company
(Name of Depositor)
One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code:
(785) 438-3000
Chris Swickard Associate General Counsel Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636-0001 (Name and address of Agent for Service)
Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on May 1, 2019, pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on May 1, 2019, pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of securities being registered:  Interests in a separate account under individual and group flexible premium deferred and single premium immediate variable annuity contracts.

Prospectus
VARIFLEX® VARIABLE ANNUITY

May 1, 2019

Important Privacy Notice Included

See Back Cover
Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC.

V6908	32-69086-00 2019/05/01

VARIFLEX® VARIABLE ANNUITY
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Variflex Variable Annuity—a flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals and groups as a non‑tax qualified retirement plan. The Contract is also available for individuals and groups in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Contract owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variflex Separate Account (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are:1
•	American Century VP Ultra®
•	American Century VP Value
•	ClearBridge Variable Aggressive Growth
•	ClearBridge Variable Small Cap Growth
•	Dreyfus IP Technology Growth
•	Dreyfus VIF International Value
•	Guggenheim VIF All Cap Value
•	Guggenheim VIF Alpha Opportunity
•	Guggenheim VIF High Yield
•	Guggenheim VIF Large Cap Value
•	Guggenheim VIF Long Short Equity
•	Guggenheim VIF Managed Asset Allocation
•	Guggenheim VIF Mid Cap Value
•	Guggenheim VIF Small Cap Value
•	Guggenheim VIF StylePlus Large Core
•	Guggenheim VIF StylePlus Large Growth
•	Guggenheim VIF StylePlus Mid Growth
•	Guggenheim VIF StylePlus Small Growth
•	Guggenheim VIF Total Return Bond
•	Guggenheim VIF World Equity Income
•	Invesco V.I. Comstock
•	Invesco V.I. Equity and Income
•	Invesco V.I. Global Real Estate
•	Invesco V.I. Government Money Market
•	Invesco V.I. Government Securities
•	Invesco V.I. Health Care
•	Invesco V.I. International Growth
•	Invesco V.I. Mid Cap Core Equity
•	Invesco V.I. Mid Cap Growth
•	Invesco V.I. Value Opportunities
•	MFS® VIT II Research International
•	MFS® VIT Total Return
•	MFS® VIT Utilities
•	Neuberger Berman AMT Sustainable Equity
•	Oppenheimer Main Street Small Cap Fund®/VA
•	PIMCO VIT All Asset

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
An Underlying Fund prospectus will be provided upon receipt of your first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Summary prospectuses or prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses or prospectuses for the Underlying Funds by contacting the Company at 1 800 888 2461.
The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.
Date:  May 1, 2019

V6908	32-69086-00 2019/05/01

•	PIMCO VIT CommodityRealReturn Strategy
•	PIMCO VIT International Bond Portfolio (U.S. Dollar‑Hedged) (formerly PIMCO VIT Foreign Bond (U.S. Dollar‑Hedged))
•	PIMCO VIT Low Duration
•	PIMCO VIT Real Return
•	Royce Micro‑Cap

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Subaccounts other than those listed above may still be operational, but not currently offered as investment options under the Contract. See the discussion of Closed Subaccounts under “Allocation of Purchase Payments.”

Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability, less any applicable charges. The Fixed Account is not available in all states.
Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts you select for investment. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.
When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”
You may return a Contract according to the terms of its Free-Look Right. See “Free-Look Right.”
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2019, which has been filed with the SEC contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain the Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636‑0001 or by calling 1‑800‑888‑2461. The table of contents of the Statement of Additional Information is set forth on page 52 of this Prospectus.
The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.
  Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.

You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Page
Federal Tax Matters	38
Introduction	38
Tax Status of the Company and the Separate Account	38
Income Taxation of Annuities in General—Non‑Qualified Plans	39
Additional Considerations	40
Qualified Plans	41
Other Tax Considerations	47

Other Information	47
Voting of Underlying Fund Shares	47
Changes to Investments	48
Changes to Comply with Law and Amendments	48
Reports to Owners	49
Electronic Privileges	49
State Variations	49
Legal Proceedings	49
Sale of the Contract	50
Legal Matters	51

Performance Information	51

Additional Information	52
Registration Statement	52
Financial Statements	52

Table of Contents for Statement of Additional Information	52

Share Classes, Objectives, and Advisers for Underlying Funds	53

Appendix A – Condensed Financial Information

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Period — The period commencing on the Contract Date and ending on the Annuity Commencement Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity ” ) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Commencement Date — The date when annuity payments are to begin.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Commencement Date during which annuity payments are made.
Company – Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — Your individual Contract issued to you by the Company or your certificate under a Group Contract.
Contract Date — The date shown as the Contract Date in a Contract. Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contractowner or Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. The term “Contractowner” or “Owner” is used in this Prospectus to refer to the Owner of an individual Contract or Participant under a Group Contract.
Contract Value — The total value of your Contract that includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner during the Accumulation Period.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Group Contract — A Contract issued to a group in connection with a Qualified Plan or a non-tax qualified retirement plan for which individual certificates are issued and a record of each Participant’s interest in the Group Contract is maintained by the Company.
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Group Unallocated Contract — A Contract issued to a group in connection with a Qualified Plan under which no individual accounts are established for Participants.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Hospital — An institution that is licensed as such by The Joint Commission, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.
Internal Revenue Code or the Code – The Internal Revenue Code of 1986, as amended.
Participant — A Participant under a Qualified Plan and/or a Group Contract or Group Unallocated Contract.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Qualified Skilled Nursing Facility — A facility licensed by the state to provide on a daily basis convalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.
Separate Account — Variflex Separate Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.
Terminal Illness — An incurable condition that with a degree of medical certainty will result in death within one year.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time).The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Variflex Contract-401(k) and 408(k) — A version of the Contract offered prior to May 1, 1990, to plans qualified under Section 401(k) or 408(k)(6) of the Internal Revenue Code. The differences between this Contract and the currently offered versions of the Contract qualifying under Section 401(k) and 408(k)(6) of the Internal Revenue Code are noted where appropriate.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charge, a pro rata account administration charge, and any uncollected premium taxes. The Withdrawal Value during the Annuity Period under Option 9 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
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Summary
This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and is also described in the Contract.
Purpose of the Contract — The flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.
You may purchase the Contract as a non-tax qualified retirement plan for an individual or group (“Non‑Qualified Plan”). You may also purchase the Contract, on a group or individual basis, in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code. These plans are sometimes referred to in this Prospectus as “Qualified Plans.”
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
The Separate Account and the Underlying Funds — The Separate Account is divided into accounts referred to as Subaccounts. See “Separate Account.” Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has its own investment objective and policies.
You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.
Fixed Account — If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company, which may not be less than the Guaranteed Rate. Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability, less any applicable charges. See “The Fixed Account.”
Purchase Payments — The minimum initial Purchase Payment is $500 for a Contract funding a Non‑Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for a single purchase payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. Subsequent Purchase Payments are not permitted for a single purchase payment immediate annuity. See “Purchase Payments.”
Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account (if it is available under your Contract), subject to certain restrictions as described in “The Contract” and “The Fixed Account.”
At any time before the Annuity Commencement Date, you may surrender a Contract for its Withdrawal Value, and you may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions. See “The Fixed Account,” “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.
The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Commencement Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”
Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from Contract Value in the Subaccounts. Some states’ laws
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require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.
Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before crediting them to Contract Value. Certain charges will be deducted in connection with the Contract as described below.
Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on the withdrawal of Purchase Payments. The amount of the withdrawal charge depends on the Contract Year in which the Purchase Payments being withdrawn were made. We will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that your withdrawal does not exceed the free withdrawal amount. The free withdrawal amount in any Contract Year is 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any free withdrawal amount not used on the first withdrawal in a Contract Year. The withdrawal charge does not apply to withdrawals of earnings.
The amount of the charge will depend on the Contract Year in which the Purchase Payments being withdrawn were made, according to the following schedule:
Contract Year of Purchase Payment Being Withdrawn	Withdrawal Charge
	The Contract	Variflex Contract-401(k) and 408(k)
1	8%	8%
2	7%	8%
3	6%	8%
4	5%	8%
5	4%	7%
6	3%	6%
7	2%	5%
8	1%	4%
9 and later	0%	0%

The amount of total withdrawal charges assessed against your Contract will never exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds; (2) certain systematic withdrawals; or (3) Annuity Options that provide for payments for life, or a period of at least seven years (five years for Contracts issued prior to January 4, 1999). The Company will also waive the withdrawal charge on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more.
A different withdrawal charge schedule applies if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code). See “Withdrawal Charge for Certain Texas Participants.”
Mortality and Expense Risk Charge. The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.2% of each Subaccount’s average daily net assets. This charge is also deducted during the Annuity Period. See “Mortality and Expense Risk Charge.”
Account Administration Charge. The Company will deduct from your Contract Value an annual administration charge of $30. The administration charge for the Variflex Contract – 401(k) and 408(k) is the lesser of $30 or 2% of Contract Value. The charge will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among those accounts. The Company does not assess the account administration charge against Contract Value which has been applied under Annuity Options 1 through 4, 9 and 10. See “Account Administration Charge.”
Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to your Contract. This charge will usually be deducted on the Annuity Commencement Date
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or upon full withdrawal (including a systematic withdrawal) , if a premium tax was incurred by the Company and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. Currently, in Maine, South Dakota, and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”
Loan Interest Charge. The Company charges an effective annual interest rate on a loan equal to 5% (5.5% , if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Expenses. Investment advisory fees and other operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees. For a description of these charges and expenses, see the summary prospectus or prospectus for each Underlying Fund.
The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner’s reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)
Tax-Free Exchanges — You can generally exchange one contract for another in a ”tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within 180 days of the exchange. Please see your tax adviser for further information.
Contacting the Company — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497 or by phone by calling (785) 438‑3112 or 1‑800‑888‑2461.
Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
Contract Owner Transaction Expenses — Contract owner transaction expenses are fees and expenses that you will pay when you purchase the Contract, make withdrawals from the Contract or transfer Contract Value between investment options. The information below does not reflect state and/or local premium taxes (which currently ranges from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may
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impose different fees and expenses not reflected in the following tables or the Examples. See “Mortality and Expense Risk Charge.”
Charge
Sales Load on Purchase Payments	None
Maximum Contingent Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	8%[1]
Transfer Fee (per transfer)	None
1   The amount of the contingent deferred sales charge is determined by reference to the Contract Year in which the withdrawal is made. Withdrawals in the first Contract Year are subject to a charge of 8% declining to 0% in Contract Year 9 and later. The contingent deferred sales charge schedule is different for the Variflex Contract – 401(k) and 408(k) and for a Contract issued to a Participant under a Section 403(b) retirement plan sponsored by an institution of higher education as defined in the Texas Education Code. See “Contingent Deferred Sales Charge” and “Withdrawal Charge for Certain Texas Participants” for more information.

Periodic Expenses — Periodic expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Charge
Account Administration Charge	$30[1]
Net Loan Interest Charge[2] (as a percentage of Contract Value allocated to the Loan Account)	2.50%
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	1.20%
Total Separate Account Annual Expenses	1.20%
1   The account administration charge for the Variflex Contract – 401(k) and 408(k) is the lesser of $30 or 2% of Contract Value. The Company will waive this charge if your Contract Value is $25,000 or more and your Contract has been in force eight years or more on the date , the charge is to be deducted.
2   The net loan cost equals the difference between the amount of interest the Company charges you for a loan (5.5%, or 5.0% if your Contract was issued on or after January 4, 1999) and the amount of interest the Company credits to the Loan Account, which is 3.0%.

Underlying Fund Operating Expenses — The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.
	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses[1]	0.74%	2.47%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements)[2]	0.74%	1.99%
1   Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the one-year period ended December 31, 2018, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the one-year period ended December 31, 2018. The Gross Annual Underlying Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements.
Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
2   Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through May 1, 2020.

Example — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses and Underlying Fund operating expenses but do not include state and/or local premium taxes, which may be applicable to your Contract.
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The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and the maximum and minimum gross annual operating expenses of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on Maximum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Variflex Contract
If you surrender your Contract at the end of the applicable time period	$1,052	$1,558	$2,171	$3,852
If you do not surrender or you annuitize your Contract at the end of the applicable time period	$ 325	$993	$1,783	$3,852
Variflex Contract – 401(k) and 408(k)
If you surrender your Contract at the end of the applicable time period	$1,052	$1,746	$2,461	$3,852
If you do not surrender or you annuitize your Contract at the end of the applicable time period	$ 325	$993	$1,783	$3,852

Based on Minimum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Variflex Contract
If you surrender your Contract at the end of the applicable time period	$ 932	$1,202	$1,463	$2,298
If you do not surrender or you annuitize your Contract at the end of the applicable time period	$ 200	$ 619	$1,063	$2,298
Variflex Contract – 401(k) and 408(k)
If you surrender your Contract at the end of the applicable time period	$ 932	$1,396	$1,763	$2,298
If you do not surrender or you annuitize your Contract at the end of the applicable time period	$ 200	$ 619	$1,063	$2,298

Condensed Financial Information
Condensed Financial Information appears in Appendix A of this Prospectus.
Information About the Company, the Separate Account, and the Underlying Funds
Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2018, the Company had total assets under management of approximately $33.5 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636‑0001
The Principal Underwriter for the Contracts is Security Distributors, LLC. (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (FINRA).
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of
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assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on January 31, 1984. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under the Contracts may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent the Contracts so provide. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Such Separate Account assets are not subject to the claims of the Company’s creditors.
The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. For a complete description of the Underlying Funds’ investment objectives, strategies and risks, please refer to the Underlying Funds’ prospectuses.
An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Summary prospectuses or prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses or prospectuses for the Underlying Funds by contacting the Company.
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Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as an intermediary for, the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b‑1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b‑1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. An Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof in the form of 12b‑1 fees and/or other payments that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub‑adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also
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considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC, (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
The Contract
General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. It is also available as a single purchase payment immediate variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that you assume the risk of investment gain or loss under the Contract rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Commencement Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual or group as a non-tax qualified retirement plan (“Non‑Qualified Plan”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under Section 401, including self-employed individuals’ retirement plans (sometimes called HR‑10 and Keogh plans), (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employees ’ pension plan, (3) SIMPLE IRA plans established under Section 408, (4) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non‑Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options that guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account and you have the right to reallocate among the available Subaccounts. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
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Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Financial Statements. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1‑800‑888‑2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1‑800‑888‑2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.
Types of Variflex Contracts — Different types of the Contract are offered by the Company through this Prospectus. The types of the Contract vary in the amount and timing of the minimum Purchase Payments, and in various other respects. The different types of the Contract are described below:
Single Purchase Payment Immediate Annuity. This type of Contract is used for an individual where a single Purchase Payment has been allocated to provide for annuity payments to commence immediately.
Flexible Purchase Payment Deferred Annuity. This type of Contract is used for an individual where periodic Purchase Payments will be made with annuity payments to commence at a later date.
Group Flexible Purchase Payment Deferred Annuity Contract. This type of Contract is used when Purchase Payments under group plans are to be accumulated until the retirement date of each Participant. Under a Group Allocated Contract, Contract Value is established for each Participant for whom payments are being made and the benefit at retirement will be determined by your Contract Value at that time.
Under a Group Unallocated Contract, the Purchase Payments are not allocated to the individual Participants but are credited to the Contractowner’s account. When a Participant becomes entitled to receive payments under the provisions of the Plan, the appropriate amount of Contract Value may be withdrawn by the Contractowner to provide the Participant with an annuity.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 80 (age 75 for Contracts issued in Florida). If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment is $500 for a Contract funding a Non‑Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for single purchase payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The Company does not permit subsequent Purchase Payments for a single purchase payment immediate annuity. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s)
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issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you in writing of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Commencement Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar or whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account, provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations.  If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated . If you wish to set up a new Dollar Cost Averaging
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Option or Asset Allocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount.
Currently, there are no Closed Subaccounts under the Contract . In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with the application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Unless we provide otherwise, if we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the c lose of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Closed Subaccount), you will need to submit a new form to us. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option — Prior to the Annuity Commencement Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.
After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The minimum amount that you may transfer each month, quarter, semiannually or annually to any one Subaccount, is $25. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
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You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and receive at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “The Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Asset Reallocation Option — Prior to the Annuity Commencement Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period. Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. If you are a Participant in a Group Contract qualified under Internal Revenue Code Section 401, the Asset Reallocation Request will be effective on the first Valuation Date of the calendar quarter following the receipt of the request. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Commencement Date. You may
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make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
You may also transfer Contract Value from the Subaccounts to the Fixed Account , provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:
•	the total dollar amount being transferred;

•	the number of transfers you made within a period of calendar days;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers
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and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners or Participants, which may have a negative impact on such other Owners and Participants.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only to Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF Mid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17, and ends on May 16, which means you could transfer back into the Guggenheim VIF Mid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century VP Ultra®, American Century VP Value	30 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Dreyfus IP Technology Growth, Dreyfus VIF International Value	60 days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Mid Cap Value, Guggenheim VIF Small Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco V.I. Comstock, Invesco V.I. Equity and Income, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities, Invesco V.I. Health Care, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco V.I. Mid Cap Growth, Invesco V.I. Value Opportunities
30 days
Invesco V.I. Government Money Market	Unlimited
MFS® VIT II Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Neuberger Berman AMT Sustainable Equity	30 days
Oppenheimer Main Street Small Cap Fund®/VA	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return	30 days
Royce Micro-Cap	30 days

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the
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Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
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Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including investment performance of the Subaccounts to which you have allocated Contract Value, the interest credited to the Fixed Account, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals (including systematic withdrawals), and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — A Contractowner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Commencement Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Commencement Date are permitted only under Annuity Options 5 through 9. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the
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Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charge (if the withdrawal is made from Purchase Payments before the 9th Contract Year or before the 8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education), a pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.”
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal or premium tax charge. Any withdrawal premium tax charge on partial withdrawals (including systematic withdrawals) from Purchase Payments before the 9th Contract Year (8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education) will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge in addition to the payment amount. See “Premium Tax Charge.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination and will only terminate the contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Contractowner’s instructions to the Company. If a Contractowner does not specify the allocation, the Company will deduct the withdrawal in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403, 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
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Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to receive systematic withdrawals while the Contract-owner is living and before the Annuity Commencement Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time after the first Contract Year, or during the first Contract Year, if Contract Value is $40,000 or more at the time of election. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contractowner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contract-owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $25. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax.
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated from the Contractowner’s Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
Systematic withdrawals generally are subject to any applicable withdrawal charges. See “Charges and Deductions.”
The Company may, at any time, discontinue, modify, or suspend systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax that may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If the Owner (or Annuitant if you purchased your Contract prior to January 4, 1999) dies prior to the Annuity Commencement Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s (or if applicable, the Annuitant’s) death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Commencement Date and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If the Owner is not a
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natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Commencement Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Commencement Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If an Owner (or if applicable, the Annuitant) dies during the Accumulation Period and the age of each Owner (or Annuitant) was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:
•	The sum of all Purchase Payments, less any reductions caused by previous withdrawals,

•	The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or

•	The stepped-up death benefit, if applicable.

The stepped-up death benefit is:
•
The largest death benefit on any Contract anniversary that is an exact multiple of six (i.e., sixth Contract anniversary, twelfth Contract anniversary, eighteenth Contract anniversary, etc.) and occurs prior to the oldest Owner (or if applicable, the Annuitant) attaining age 76, plus

•	Any Purchase Payments made since the applicable Contract anniversary, less

•	Any withdrawals since the applicable anniversary.

For Contracts in effect for six Contract Years or more as of May 1, 1991, the Contract anniversary immediately preceding May 1, 1991, is deemed to be the sixth Contract anniversary for purposes of determining the stepped-up death benefit. The stepped-up death benefit is not payable and will not be included as part of the death benefit calculation if you die prior to the end of the sixth Contract Year.
If an Owner (or if applicable, an Annuitant) dies during the Accumulation Period and the age of any Owner (or Annuitant) was 76 or greater on the date the Contract was issued, the death benefit will be the greater of:

•	The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or

•	Total Purchase Payments reduced by any partial withdrawals.

The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to
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claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Death Benefit for Certain Florida Residents. If you were a resident of Florida and purchased your Contract prior to January 4, 1999, your death benefit is as follows. If the Annuitant is 75 or younger as of the date of his or her death, the death benefit is the greatest of: (1) the sum of all Purchase Payments reduced by any partial withdrawals; (2) the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office; or (3) the largest Contract Value on any Contract anniversary that is an exact multiple of six, plus any Purchase Payments applied since that anniversary, less any partial withdrawals since that anniversary. If the Annuitant is 76 or older as of the date of his or her death, the death benefit is the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, less any applicable withdrawal charge. The Company currently waives the withdrawal charge applicable to the death benefit.
Death Benefit for Group Unallocated Contracts. The death benefit under a Group Unallocated Contract is determined by reference to the terms of the Qualified Plan. The Contractowner must inform the Company of the amount of the death benefit, and its payment will be treated as a partial withdrawal. The Company will not impose a withdrawal charge upon such a withdrawal and it will not be considered a free withdrawal under the Contract.
Distribution Requirements — For Contracts issued in connection with Non-Qualified Plans, the federal tax laws require that the Company pay a death benefit upon the death of the Owner, and the Company will do so under all Contracts, including those issued prior to January 4, 1999. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Commencement Date or receive the death benefit proceeds.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner (or Annuitant, if applicable). If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Death of the Annuitant — For Contracts issued on or after January 4, 1999, if the Annuitant dies prior to the Annuity Commencement Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Commencement Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See “Death Benefit” for a discussion of the death benefit in the event of the Annuitant’s death for Contracts issued prior to January 4, 1999.
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Charges and Deductions
Contingent Deferred Sales Charge — The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on the withdrawal of Purchase Payments, depending upon the Contract Year in which the withdrawal is made. Purchase Payments may be withdrawn as part of full or partial withdrawals, including systematic withdrawals.
The Company will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that such withdrawal does not exceed the free withdrawal amount. The free withdrawal amount in any Contract Year is equal to 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any free withdrawal amount not used on the first withdrawal in a Contract Year. This means that every subsequent withdrawal in a Contract Year is subject to a withdrawal charge even if you did not use your total free withdrawal amount in connection with your first withdrawal in that Contract Year. The withdrawal charge generally applies to the amount of any withdrawal attributable to Purchase Payments that exceeds the free withdrawal amount.
Systematic withdrawals generally are subject to any applicable withdrawal charges. Systematic withdrawals may be made without a withdrawal charge provided that you have not made an ad hoc free withdrawal during the Contract Year and your systematic withdrawals do not exceed an amount determined as follows: 10% of Contract Value as of the Valuation Date the first systematic withdrawal request is received during the Contract Year. Systematic withdrawals that exceed this amount are subject to any applicable withdrawal charge.
If your Contract is funding a charitable remainder trust, the free withdrawal is available beginning in the first Contract Year, and you may make periodic free withdrawals provided that the total free withdrawals in any Contract Year do not exceed the free withdrawal amount discussed above.
For Group Unallocated Contracts, the free withdrawal amount is available after the first Contract Year. The first withdrawal in each calendar month under such a Contract is free to the extent that total free withdrawals in any Contract Year do not exceed 10% of Contract Value as of the beginning of that Contract Year.
The withdrawal charge does not apply to withdrawals of earnings. For the purpose of determining any withdrawal charge, the Company deems any withdrawals that are subject to the withdrawal charge to be made first from Purchase Payments and then from earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. The amount of the charge will depend on the Contract Year in which the Purchase Payments being withdrawn were made according to the following schedule:
Contract Year of Purchase Payment Being Withdrawn	Withdrawal Charge
	The Contract	Variflex Contract-401(k) and 408(k)
1	8%	8%
2	7%	8%
3	6%	8%
4	5%	8%
5	4%	7%
6	3%	6%
7	2%	5%
8	1%	4%
9 and later	0%	0%

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; (2) certain systematic withdrawals; or (3) Annuity Options that provide for payments for life, or a period of at least 7 years (5 years if you purchased your Contract prior to January 4, 1999). Subject to insurance department approval, the withdrawal charge also will be waived on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or
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Qualified Skilled Nursing Facility for 90 consecutive days or more. See “Waiver of Withdrawal Charge.” The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
Withdrawal Charge for Certain Texas Participants — Notwithstanding the withdrawal charges set forth above, if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code), your withdrawal charge schedule is as follows:
Contract Year	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and later	0%

Waiver of Withdrawal Charge — The Company will waive the withdrawal charge in the event of confinement to a Hospital or Nursing Facility, provided the following conditions are met: (1) the Contractowner has been confined to a “Hospital” or “Qualified Skilled Nursing Facility” for at least 90 consecutive days prior to the date of the withdrawal; (2) the Contractowner is so confined when the Company receives the waiver request and became so confined after the date the Contract was issued; and (3) the request for waiver submitted to the Company is accompanied by a properly completed claim form which may be obtained from the Company and a written physician’s statement acceptable to the Company certifying that such confinement is a medical necessity and is due to illness or infirmity.
The Company also will waive the surrender charge due to Terminal Illness provided the following conditions are met: (1) the Contractowner has been diagnosed by a licensed physician with a “Terminal Illness”;   (2) such illness was first diagnosed after the Contract was issued; and (3) a request for waiver is submitted to the Company accompanied by a properly completed claim form that may be obtained from the Company and a written statement by a licensed physician certifying that the Owner has been diagnosed with a terminal illness and the date such diagnosis was first made.
The Company reserves the right to have the Contractowner examined by a physician of its choice and at its expense to determine if the Contractowner is eligible for a waiver. The waiver is not available in California. The terminal illness waiver is not available to Contractowners residing in New Jersey. Prospective Contractowners should contact their agent concerning availability of the waiver in their state.
Mortality and Expense Risk Charge — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 1.2% of each Subaccount’s average daily net assets. This charge is also deducted during the Annuity Period.
This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.
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Account Administration Charge — The Company will deduct from your Contract Value an account administration charge of $30 (or if less, 2% of Contract Value for the Variflex Contract – 401(k) and 408(k)) at each Contract anniversary. The account administration charge is not assessed against Contract Value that has been applied under Annuity Options 1 through 4, 9 and 10. The Company deducts the account administration charge annually, but will waive the charge if your Contract Value is $25,000 or more, and your Contract has been in force eight or more years on the date the charge is to be deducted. The Company will deduct the account administration charge from your Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company will deduct a pro rata account administration charge upon:
•	A full withdrawal of Contract Value

•	Payment of a death benefit

•	The Annuity Commencement Date if one of Annuity Options 1 through 4, 9 or 10 is elected; and

•	The first deduction of the account administration charge if the Contract has been in force for less than a full calendar year

The purpose of this charge is to reimburse the Company for the expenses associated with administration of the Contract. The Company does not expect to profit from this charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums received by insurance companies on annuity contracts. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company generally deducts this charge upon the Annuity Commencement Date or upon a full withdrawal (including a systematic withdrawal) if a premium tax was incurred and is not refundable. Currently, in Maine, South Dakota, and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non‑Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan equal to 5% (5.5% , if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and account administration charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement. The Company will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced. The Company may also reduce or waive the contingent deferred sales charge and account administration charge on Contracts sold to directors, officers and bona fide full-time employees of the Company and its affiliated companies; the spouses, grandparents, parents, children, grandchildren and sibling of such directors, officers and employees
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and their spouses; any trust, pension, profit-sharing or other benefit plan established by any of the foregoing corporations for persons described above; and salespersons (and their spouses and minor children) who are licensed with the Company to sell variable annuities. Contracts so purchased are for investment purposes only and may not be resold except to the Company. No sales commission will be paid on such Contracts.
Guarantee of Certain Charges — The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.2% of each Subaccount’s average daily net assets and the account administration charge will not exceed $30 per year.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
Annuity Period
General — You select the Annuity Commencement Date at the time of application. If you purchase a single purchase payment immediate annuity, your annuity payments will commence on the Contract Date. Otherwise, your Annuity Commencement Date may not be prior to the third Contract anniversary (ninth annual Contract anniversary for Contracts issued in Oregon after August 31, 1999) and may not be deferred beyond the Annuitant’s 95th birthday (90th birthday for Contracts issued prior to January 4, 1999). The terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Commencement Date, the Annuity Commencement Date will be the later of the Annuitant’s 65th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Commencement Date is selected, the Annuity Commencement Date will be the Annuitant’s 95th birthday. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Commencement Date.
On the Annuity Commencement Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Commencement Date, reduced by:
•	any applicable premium taxes;

•	any outstanding Contract Debt;

•	for Options 1 through 4, 9 and 10, a pro rata account administration charge; and

•	A withdrawal charge for any option with a non-life payment period of less than 7 years.

The Contracts currently provides for several Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time. Although Options 1 through 10 may not be described, or are numbered differently, in some Contracts, the Company makes these Options available to all Contractowners, except that Option 9 is not available under certain forms of the Contract. Annuity payments under Annuity Options 1 through 4, 9 and 10 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 10, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Commencement Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are
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adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 through 8 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option that shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.
Annuity Options 1 through 4 and 10 provide for annuity payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50 ($25 for Contracts issued prior to January 4,1999). If the frequency of payments selected would result in payments of less than $50 (or $25 if applicable), the Company reserves the right to change the frequency.
You may designate or change an Annuity Commencement Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Commencement Date set forth in the Contract. The date selected as the new Annuity Commencement Date must be at least 30 days after the date written notice requesting a change of Annuity Commencement Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 10, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals, or surrender his or her annuity and receive a lump sum settlement in lieu thereof. Under Annuity Options 5 through 9, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Commencement Date, subject to any applicable withdrawal charge, premium tax charge and pro rata account administration charge.
An Owner may transfer Contract Value among the Subaccounts during the Annuity Period under Annuity Options 1 through 4, 7 and 8.
The Contract specifies annuity tables for Annuity Options 1 through 4, 9 and 10, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.
Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first annuity payment, annuity payments will continue to the Designated Beneficiary until that number of payments has been made.
Option 4 — Joint and Last Survivor. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner, with the guarantee that, if, at the death of all Annuitants,
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payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.
Option 7 — Deposit Option. The amount due under the Contract on the Annuity Commencement Date may be left on deposit with the Company in its General Account with interest at the rate of not less than 2% per year. Interest will be paid annually, semiannually, quarterly or monthly as you elect. This Option is not available under Contracts used in connection with Qualified Plans.
Option 8 — Age Recalculation. Periodic annuity payments will be made based upon the Annuitant’s life expectancy, or the joint life expectancy of the Annuitant and his or her beneficiary, at the Annuitant’s attained age (and the beneficiary’s attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Contract Value is exhausted. Upon the Annuitant’s death, any Contract Value will be paid to the Designated Beneficiary.
Option 9 — Period Certain. Periodic annuity payments will be made for a stated period that may be 5, 10, 15, or 20 years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 10 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract that are used to calculate variable annuity payments for Annuity Options 1 through 4, 9 and 10 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax advisers. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70½. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70½, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant’s spouse and is more than ten years younger than the Annuitant. For Non‑Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant’s 95th birthday (90th birthday for Contracts issued prior to January 4, 1999).
The Fixed Account
The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas
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Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.
There are significant limits on your right to transfer Contract Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Contract Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers and Withdrawals From the Fixed Account,” below.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Account in July. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans or transfers from the Fixed Account will be deemed to be taken from Purchase Payments and Contract Value allocated to the Fixed Account on a first in, first out basis. For more information about transfers and withdrawals from the Fixed Account, see the discussion of the Fixed Account options below. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, withdrawal charges and the account administration charge will be the same for Contractowners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes
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allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are limited in a Contract Year to not more than the greatest of:
1.	$5,000,
2.	one-third of the Contract Value allocated to the Fixed Account at the time of the first transfer from the Fixed Account in the Contract Year, or
3.	120% of the amount transferred from the Fixed Account during the previous Contract Year.
The Company reserves the right for a period of time to allow transfers from the Fixed Account in amounts that exceed the limits set forth above (“Waiver Period”). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the Fixed Account is the greatest of: (1) above; (2) above; or (3) 120% of the lesser of: (i) the dollar amount transferred from the Fixed Account in the previous Contract Year; or (ii) the maximum dollar amount that would have been allowed in the previous Contract Year under the transfer provisions above absent the Waiver Period.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value allocated to the Fixed Account. Transfer of Contract Value pursuant to the Asset Reallocation Option is not currently subject to any minimums. The minimum transfer under the Dollar Cost Averaging Option is $25. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers and to limit the amount that may be subject to transfer.
Effective February 1, 2009, for Contracts that provide for a Guaranteed Rate of 4% or higher and permit limits on transfers, the Company will limit the amount of transfers to the Fixed Account in any Contract Year to $10,000 or 50% of your Contract Value at the beginning of such Contract Year, whichever is greater. The foregoing limit on transfers does not include transfers occurring before February 1, 2009, or transfers under an Automatic Asset Reallocation or Dollar Cost Averaging option, provided that such option as initially implemented or subsequently amended by the Owner does not violate the limit.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract
Ownership — The Contractowner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows, subject to any limitations under your Qualified Plan. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
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Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner (or if applicable, the Annuitant) during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. If you purchased your Contract prior to January 4, 1999, the Designated Beneficiary is the first person on the following list who is alive on the date of death of the Annuitant: the Primary Beneficiary, the Secondary Beneficiary or if none of the above are alive, the Annuitant’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. Careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date the form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Many qualified plans do not allow the designation of any primary beneficiary except a spouse unless the spouse consents and the consent is witnessed by a plan representative or a Notary Public.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the NYSE is closed other than customary weekend and holiday closings,

•	During which trading on the NYSE is restricted as determined by the SEC,

•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund suspends payment of redemption proceeds, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund is liquidated.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption
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and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Commencement Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.
When an eligible Contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the “Loan Account.” Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3%, In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate under the Fixed Account.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to 5% (5.5% if your Contract was issued prior to January 4, 1999). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA-covered 403(b) plans.
Loans must be repaid within five years, unless the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Commencement Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by
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IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
In the event that you elect to exchange your Contract for a contract of another company, you need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.
Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Contractowners should contact their agent concerning availability of loans in their state.
Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to your contributions made after December 31, 1988 under a salary reduction agreement begin only after you (i) reach age 59½, (ii) have a severance from employment, (iii) die, (iv) become disabled, or (v) incur a hardship. Furthermore, we may not distribute to you on account of hardship gains accrued after December 31, 1988 attributable to such contributions. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship distribution.
If you own a Contract purchased as a Section 403(b) tax-sheltered annuity contract, you will not be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to your contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to your December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. You may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
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Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions Under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your contract.
Federal Tax Matters
Introduction — The Contract described in this Prospectus is designed for use by individuals and groups as a non‑tax qualified retirement plan and for individuals and groups that are Qualified Plans under the provisions of the Internal Revenue Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”), as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, you should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
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Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contract-owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Commencement Date. Code Section 72 provides generally that amounts received upon a partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Surrenders Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non‑taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non‑taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract
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by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount that is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancy) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a Designated Beneficiary, must be annuitized over the life of that Designated Beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole Designated Beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
 The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under federal law. The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally , when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non‑tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included
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in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department will apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, payee or other beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 401, 402A, 403(b), 408, 408(A) or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options that guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or ERISA. Consequently, a Contractowner’s beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the
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Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with Section 401 may permit the purchase of Contracts to provide benefits thereunder.
In order for a retirement plan to be “qualified” under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of “highly compensated” employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.
A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow “Roth” contributions are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a “qualified distribution.” Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.
Each employee’s interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70½ or retires (“required beginning date”). The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 70½. Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service.
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed to a designated beneficiary before the close of the calendar year following the year of the employee’s death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 70½. If there is no designated beneficiary, or if delayed distributions are elected by the designated beneficiary, the entire account must be distributed by the end of the fifth full calendar year following the employee’s death.
Annuity payments distributed from a retirement plan qualified under Code Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee’s investment. The portion so excluded is determined by dividing the employee’s investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee’s investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction on his final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable to him as ordinary income.
A “lump-sum” distribution from a retirement plan qualified under Code Section 401 may be eligible for favorable tax treatment by certain individuals. A “lump-sum” distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee’s death, (ii) after the employee attains age 59½, (iii) on account of the employee’s termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).
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As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee’s investment, if any, which is recovered tax-free. However, ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.
Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.”
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to this Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre‑tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits,
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and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs.”
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2019).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($103,000 to $123,000 for a married couple filing a joint return and $64,000 to $74,000 for a single taxpayer in 2019). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $193,000 and $203,000 (for 2019). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70½—the Contractowner’s retirement date, if any, will not affect his or her required beginning date. See “Section 401.” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution which bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
SIMPLE Individual Retirement Annuities. Certain employers with no more than 100 employees may establish a Savings Incentive Match Plan for Employees of Small Employers (SIMPLE plans). Depending upon the type of SIMPLE plan, employers may deposit the plan contributions into a single trust or into SIMPLE Individual Retirement Annuities (“SIMPLE IRA”) established by each participant. The contract may be purchased by a trust for a SIMPLE plan and is also available as a SIMPLE IRA annuity.
Information on eligibility to participate in an employer’s SIMPLE Plan will be included in the summary description of the plan furnished to the participants by their employer. Contributions to a SIMPLE IRA will generally include salary deferral contributions and employer contributions. On a pre-tax basis, participants may elect to contribute through salary deferrals based on a stated percentage of the employee’s compensation. Such salary deferrals are limited to the applicable dollar amount of $13,000 for the 2019 tax year.
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The $13,000 limit may be adjusted for inflation in $500 increments after 2019. If an individual is age 50 or over, catch-up contributions can be made to the SIMPLE IRA in an amount up to the lesser of (i) the individual’s compensation for the tax year, reduced by all elective deferrals that were made to other plans, or (ii) $3,000.
The $3,000 limit will be adjusted for inflation in $500 increments after 2019. In addition, employers are required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant’s account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation.
In general, SIMPLE IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for SIMPLE IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70½. The Contractowner’s retirement date will not affect his or her required beginning date. Amounts contributed to SIMPLE IRAs generally are excludable from the taxable income of the participant. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the participant.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $122,000 to $137,000 in adjusted gross income for 2019 ($193,000 to $203,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distribution, the amount must be distributed by the end of the fifth full calendar year after death of the Contractowner.
Section 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.
Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment, in the case of a tax-exempt employer sponsor, all amounts deferred under the plan and any income thereon remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants. A Section 457 plan must not permit the distribution of a participant’s benefits until the participant attains age 70½, terminates employment or incurs an “unforeseeable emergency.”
Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.” Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental 457 plan may be rolled over to another eligible retirement plan including an individual retirement account or annuity (IRA).
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Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a 401, 403(b) or governmental 457 plan (other than Roth sources) in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre‑tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee’s spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non‑spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A 401, 403(b) or governmental 457 plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE IRAs and SEP IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 401, 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancy) of the employee and a designated beneficiary and which, for Qualified Plans other than IRAs, begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that is rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that is transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. In addition, the 10% penalty tax is generally not applicable to distributions from a Section 457 plan. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs and tax-exempt entity Section 457 plans) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans that may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend.
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Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Tax. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered ”investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information
Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding
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Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
The person having the voting interest under a Contract is the Owner. It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. In addition, upon 30 days’ notice to the holder of a Group Contract, the Company may make other changes to a Group Contract that will apply only to individuals who become Participants after the effective date of the change.
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Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases made automatically from your bank account or pursuant to a salary reduction arrangement, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Allocation Reallocation option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you may bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your Contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, LLC.
49

(“SDL”) is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2018, 2017, and 2016, the amounts paid to SDL in connection with all variable annuity contracts sold through the Separate Account were $4,173,900, $4,902,456, and $6,303,343, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, advertising expenses, and other expenses of distributing the Contract.
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage
50

of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2018 in connection with the sale of its variable annuity contracts: OFG Financial Services Inc., GWN Securities Inc., Lincoln Investment Planning LLC . , Cetera Advisor Networks LLC., LPL Financial Corporation, Planmember Securities Corporation, Royal Alliance Associates Inc., Sagepoint Financial Inc., Advanced Advisor Group LLC., A C A/Prudent Investors Plan Corporation .
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company’s authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.
Performance Information
Performance information for the Subaccounts, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.
Current yield for the Invesco V.I. Government Money Market Subaccount will be based on income received by a hypothetical investment over a given 7‑day period (less expenses accrued during the period), and then “annualized” (i.e., assuming that the 7‑day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). “Effective yield” for the Invesco V.I. Government Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Invesco V.I. Government Money Market Subaccount yields may also become extremely low and possibly negative.
For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30‑day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.
Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.
Although the Contracts were not available for purchase until June 8, 1984, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total
51

return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.
Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) the Company’s rating or a rating of the Company’s claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.
Additional Information
Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained for free from the SEC’s web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1‑800‑888‑2461.
Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2018 and 2017, and for each of the specified periods ended December 31, 2018, 2017, 2016, or for portions of such periods as disclosed in the financial statements, and the financial statements of the Variflex Separate Account at December 31, 2018, and for each of the specified periods ended December 31, 2018 and 2017, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.
Table of Contents for Statement of Additional Information
The Statement of Additional Information for the Variflex Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company, its Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll‑free telephone number at 1‑800‑888‑2461 or by detaching this page from this Prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675‑0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:
THE CONTRACT
Valuation of Accumulation Units
Computation of Variable Annuity Payments
Illustration
Termination of Contract
Group Contracts
PERFORMANCE INFORMATION
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MIXED AND SHARED FUNDING CONFLICTS
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX QUALIFIED RETIREMENT PLANS
Section 401
Section 403(b)
Roth 403(b)
Sections 408 and 408A
Section 457
ASSIGNMENT
SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS
STATE REGULATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS
Share Classes, Objectives, and Advisers for Underlying Funds
There is no guarantee that any Underlying Fund will meet its investment objective.

More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectuses. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus.
NOTE: If you received a summary prospectus for an Underlying Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Underlying Fund prospectus.
Underlying Funds	Share Class (if applicable)	Investment Objective	Investment Adviser	Sub-Adviser (if applicable)
American Century VP Ultra®	II	Seeks long-term capital growth.	American Century Investment Mgmt., Inc
American Century VP Value	II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Mgmt., Inc
ClearBridge Variable Aggressive Growth	II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Dreyfus IP Technology Growth	Service	Seeks capital appreciation.	Dreyfus Corp.
Dreyfus VIF International Value	Service	Seeks long-term capital growth.	Dreyfus Corp.
Guggenheim VIF All Cap Value		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF Alpha Opportunity		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF High Yield		Seeks high current income; capital appreciation is secondary objective.	Security Investors, LLC
Guggenheim VIF Large Cap Value		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF Long Short Equity		Seeks long term capital appreciation.	Security Investors, LLC

53

Underlying Funds	Share Class (if applicable)	Investment Objective	Investment Adviser	Sub-Adviser (if applicable)
Guggenheim VIF Managed Asset Allocation		Provide growth of capital and, secondarily, preservation of capital.	Security Investors, LLC
Guggenheim VIF Mid Cap Value		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF Small Cap Value		Seeks long term capital appreciation.	Security Investors, LLC
Guggenheim VIF StylePlus Large Core		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF StylePlus Large Growth		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF StylePlus Mid Growth		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF StylePlus Small Growth		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF Total Return Bond		Provide total return, comprised of current income and capital appreciation.	Security Investors, LLC
Guggenheim VIF World Equity Income		Provide total return, comprised of capital appreciation and income.	Security Investors, LLC
Invesco V.I. Comstock	Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Equity and Income	Series II	Seeks capital appreciation and current income.	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate	Series I	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.	Invesco Asset Mgmt. Ltd
Invesco V.I. Government Money Market	Series II	Provide current income consistent with preservation of capital and liquidity.	Invesco Advisers, Inc.
Invesco V.I. Government Securities	Series II	Seeks total return, comprised of current income and capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Health Care	Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. International Growth	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth	Series II	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Value Opportunities	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
MFS® VIT II Research International	Service	Seeks capital appreciation.	Massachusetts Financial Services Co.
MFS® VIT Total Return	Service	Seeks total return.	Massachusetts Financial Services Co.
MFS® VIT Utilities	Service	Seeks total return.	Massachusetts Financial Services Co.
Neuberger Berman AMT Sustainable Equity	S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
Oppenheimer Main Street Small Cap Fund®/VA	Service	Seeks capital appreciation.	OFI Global Asset Mgmt., Inc.	OppenheimerFunds Inc

54

Underlying Funds	Share Class (if applicable)	Investment Objective	Investment Adviser	Sub-Adviser (if applicable)
PIMCO VIT All Asset	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO VIT Low Duration	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO VIT Real Return	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
Royce Micro-Cap	Investment	Seeks long-term growth of capital.	Royce & Associates, LP

55

APPENDIX A
Condensed Financial Information
The following condensed financial information presents Accumulation Unit values and ending Accumulation Units outstanding for each Subaccount for each of the following periods ended December 31. The following information does not include Subaccounts that were not available as of December 31, 2018.
Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
American Century VP Ultra®	2018	24.33	24.18	1,416,080	24.33	24.18	329,923
	2017	18.65	24.33	1,603,457	18.65	24.33	592,740
	2016	18.09	18.65	1,734,664	18.09	18.65	660,008
	2015	17.27	18.09	1,765,311	17.27	18.09	681,955
	2014	15.91	17.27	1,406,666	15.91	17.27	567,436
	2013	11.76	15.91	357,354	11.76	15.91	197,297
	2012	10.46	11.76	382,143	10.46	11.76	164,626
	2011	10.50	10.46	280,402	10.50	10.46	164,854
	2010	9.18	10.50	253,678	9.18	10.50	149,028
	2009	6.90	9.18	615,585	6.90	9.18	145,015
American Century VP Value	2018	23.29	20.88	1,273,405	23.29	20.88	267,349
	2017	21.71	23.29	470,556	21.71	23.29	393,690
	2016	18.27	21.71	679,866	18.27	21.71	426,355
	2015	19.27	18.27	608,714	19.27	18.27	422,012
	2014	17.27	19.27	635,930	17.27	19.27	429,837
	2013	13.30	17.27	665,173	13.30	17.27	429,526
	2012	11.75	13.30	561,011	11.75	13.30	424,257
	2011	11.79	11.75	530,183	11.79	11.75	389,225
	2010	10.55	11.79	560,441	10.55	11.79	372,098
	2009	8.92	10.55	864,450	8.92	10.55	387,885
ClearBridge Variable Aggressive Growth	2018	23.84	21.54	363,599	23.84	21.54	49,255
	2017	20.81	23.84	454,607	20.81	23.84	198,028
	2016	20.86	20.81	551,444	20.86	20.81	202,190
	2015	21.53	20.86	637,420	21.53	20.86	253,268
	2014	18.15	21.53	640,715	18.15	21.53	202,789
	2013	12.47	18.15	507,174	12.47	18.15	157,602
	2012	10.65	12.47	374,021	10.65	12.47	115,490
	2011	10.55	10.65	297,699	10.55	10.65	94,025
	2010	8.56	10.55	250,560	8.56	10.55	90,903
	2009	6.46	8.56	238,003	6.46	8.56	122,129
ClearBridge Variable Small Cap Growth	2018	26.95	27.54	176,900	26.95	27.54	12,770
	2017	21.95	26.95	140,869	21.95	26.95	37,037
	2016	21.00	21.95	144,600	21.00	21.95	35,804
	2015	22.22	21.00	157,530	22.22	21.00	39,862
	2014	21.61	22.22	186,334	21.61	22.22	45,488
	2013	14.88	21.61	255,327	14.88	21.61	39,872
	2012	12.61	14.88	190,655	12.61	14.88	25,363
	2011	12.59	12.61	134,913	12.59	12.61	26,031
	2010	10.18	12.59	140,081	10.18	12.59	29,385
	2009	7.21	10.18	63,769	7.21	10.18	17,864

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Dreyfus IP Technology Growth	2018	29.71	28.98	236,882	29.71	28.98	31,985
	2017	21.12	29.71	225,893	21.12	29.71	88,877
	2016	20.48	21.12	177,390	20.48	21.12	78,674
	2015	19.57	20.48	205,635	19.57	20.48	86,039
	2014	18.59	19.57	199,204	18.59	19.57	75,488
	2013	14.20	18.59	480,251	14.20	18.59	168,033
	2012	12.46	14.20	557,933	12.46	14.20	174,641
	2011	13.71	12.46	513,092	13.71	12.46	180,864
	2010	10.70	13.71	595,095	10.70	13.71	169,376
	2009	6.90	10.70	854,429	6.90	10.70	297,421
Dreyfus VIF International Value	2018	14.54	11.93	334,473	14.54	11.93	44,693
	2017	11.48	14.54	362,670	11.48	14.54	213,014
	2016	11.81	11.48	334,711	11.81	11.48	214,294
	2015	12.32	11.81	321,965	12.32	11.81	220,966
	2014	13.79	12.32	374,919	13.79	12.32	236,740
	2013	11.38	13.79	412,956	11.38	13.79	218,568
	2012	10.24	11.38	510,661	10.24	11.38	215,691
	2011	12.76	10.24	544,778	12.76	10.24	218,601
	2010	12.39	12.76	531,986	12.39	12.76	256,015
	2009	9.60	12.39	532,533	9.60	12.39	267,607
Guggenheim VIF All Cap Value	2018	56.39	49.79	1,042,328	56.37	49.77	150,334
	2017	49.72	56.39	1,184,436	49.71	56.37	243,361
	2016	41.01	49.72	1,328,065	41.00	49.71	269,917
	2015	43.55	41.01	1,461,932	43.54	41.00	281,302
	2014	40.97	43.55	1,686,044	40.95	43.54	304,876
	2013	31.13	40.97	1,851,206	31.12	40.95	320,691
	2012	27.28	31.13	2,039,905	27.27	31.12	347,568
	2011	28.86	27.28	2,339,635	28.85	27.27	389,050
	2010	25.05	28.86	2,668,145	25.04	28.85	417,533
	2009	19.06	25.05	3,066,743	19.06	25.04	488,406
Guggenheim VIF Alpha Opportunity	2018	25.05	21.88	110,990	25.05	21.88	19,721
	2017	23.64	25,05	131,473	23.64	25.05	70,711
	2016	21.22	23.64	159,016	21.22	23.64	76,421
	2015	22.53	21.22	176,195	22.53	21.22	83,605
	2014	20.85	22.53	186,777	20.85	22.53	95,231
	2013	16.51	20.85	208,206	16.51	20.85	103,122
	2012	14.74	16.51	254,911	14.74	16.51	109,815
	2011	14.66	14.74	331,508	14.66	14.74	134,255
	2010	12.29	14.66	400,606	12.29	14.66	158,936
	2009	9.57	12.29	527,811	9.57	12.29	217,551
Guggenheim VIF High Yield	2018	34.98	33.13	357,323	34.98	33.13	0
	2017	33.33	34.98	483,107	33.33	34.98	53,935
	2016	28.70	33.33	573,418	28.70	33.33	57,554
	2015	30.25	28.70	523,772	30.25	28.70	59,818
	2014	29.86	30.25	576,212	29.86	30.25	60,677
	2013	28.15	29.86	799,771	28.15	29.86	63,143
	2012	24.80	28.15	930,576	24.80	28.15	64,289
	2011	25.11	24.80	804,116	25.11	24.80	64,885
	2010	22.02	25.11	1,012,961	22.02	25.11	59,658
	2009	12.90	22.02	1,036,176	12.90	22.02	45,112

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Guggenheim VIF Large Cap Value	2018	134.69	120.39	1,127,647	134.58	120.29	208,043
	2017	117.71	134.69	1,274,101	117.61	134.58	290,965
	2016	98.13	117.71	1,396,753	98.05	117.61	314,749
	2015	104.64	98.13	1,550,440	104.55	98.05	328,900
	2014	96.76	104.64	1,701,404	96.67	104.55	361,492
	2013	74.21	96.76	1,871,404	74.15	96.67	397,193
	2012	64.97	74.21	2,103,236	64.92	74.15	426,457
	2011	68.41	64.97	2,374,536	68.35	64.92	466,575
	2010	59.60	68.41	2,635,619	59.55	68.35	497,479
	2009	47.69	59.60	2,898,845	47.65	59.55	577,087
Guggenheim VIF Long Short Equity	2018	15.79	13.58	149,036	15.79	13.58	8,934
	2017	13.92	15.79	165,778	13.92	15.79	24,583
	2016	13.99	13.92	175,676	13.99	13.92	24,488
	2015	13.99	13.99	192,873	13.99	13.99	28,703
	2014	13.77	13.99	203,750	13.77	13.99	32,884
	2013	11.87	13.77	886,531	11.87	13.77	255,993
	2012	11.50	11.87	301,820	11.50	11.87	48,758
	2011	12.46	11.50	374,017	12.46	11.50	54,964
	2010	11.34	12.46	450,922	11.34	12.46	85,286
	2009	9.02	11.34	541,596	9.02	11.34	98,305
Guggenheim VIF Managed Asset Allocation	2018	35.69	33.24	614,252	35.69	33.24	78,644
	2017	31.58	35.69	636,276	31.58	35.69	148,058
	2016	29.59	31.58	715,803	29.59	31.58	142,649
	2015	29.92	29.59	759,811	29.92	29.59	153,873
	2014	28.38	29.92	818,923	28.38	29.92	159,349
	2013	25.12	28.38	900,644	25.12	28.38	190,182
	2012	22.45	25.12	1,029,030	22.45	25.12	201,049
	2011	22.57	22.45	1,169,644	22.57	22.45	228,998
	2010	20.66	22.57	1,367,333	20.66	22.57	251,540
	2009	16.65	20.66	1,518,241	16.65	20.66	290,688
Guggenheim VIF Mid Cap Value	2018	114.40	98.35	1,035,153	114.40	98.35	0
	2017	101.82	114.40	1,141,712	101.82	114.40	104,820
	2016	81.30	101.82	1,267,815	81.30	101.82	106,352
	2015	88.29	81.30	1,378,073	88.29	81.30	108,195
	2014	88.55	88.29	1,572,790	88.55	88.29	113,362
	2013	67.23	88.55	1,737,792	67.23	88.55	115,390
	2012	58.10	67.23	1,852,034	58.10	67.23	111,718
	2011	63.57	58.10	2,122,240	63.57	58.10	110,950
	2010	54.62	63.57	2,409,999	54.62	63.57	111,857
	2009	38.41	54.62	2,660,044	38.41	54.62	119,222
Guggenheim VIF Small Cap Value	2018	56.44	48.70	607,323	56.44	48.70	41
	2017	55.09	56.44	678,286	55.09	56.44	144,364
	2016	44.04	55.09	760,312	44.04	55.09	145,610
	2015	47.73	44.04	828,993	47.73	44.04	152,747
	2014	48.99	47.73	945,996	48.99	47.73	166,280
	2013	36.25	48.99	1,072,565	36.25	48.99	173,435
	2012	30.70	36.25	1,164,638	30.70	36.25	168,895
	2011	32.57	30.70	1,377,057	32.57	30.70	174,356
	2010	27.05	32.57	1,593,302	27.05	32.57	178,739
	2009	17.56	27.05	1,790,016	17.56	27.05	193,234

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Guggenheim VIF StylePlus Large Core	2018	114.80	105.98	1,242,003	114.75	105.93	171,772
	2017	95.07	114.80	1,393,129	95.03	114.75	357,577
	2016	84.89	95.07	1,505,308	84.86	95.03	370,078
	2015	84.65	84.89	1,671,149	84.62	84.86	387,758
	2014	74.20	84.65	1,810,443	74.16	84.62	413,697
	2013	58.28	74.20	1,993,682	58.25	74.16	435,615
	2012	52.18	58.28	2,201,884	52.16	58.25	462,000
	2011	55.01	52.18	2,466,375	54.99	52.16	512,782
	2010	47.85	55.01	2,725,866	47.83	54.99	559,247
	2009	37.30	47.85	2,649,028	37.28	47.83	513,416
Guggenheim VIF StylePlus Large Growth	2018	18.56	17.67	1,045,758	18.56	17.67	143
	2017	14.44	18.56	1,125,101	14.44	18.56	569,612
	2016	13.44	14.44	1,172,476	13.44	14.44	574,424
	2015	12.89	13.44	1,226,807	12.89	13.44	571,828
	2014	11.33	12.89	1,240,153	11.33	12.89	565,751
	2013	8.94	11.33	1,317,298	8.94	11.33	564,175
	2012	8.17	8.94	1,837,373	8.17	8.94	558,206
	2011	8.64	8.17	1,956,971	8.64	8.17	551,529
	2010	7.50	8.64	2,225,787	7.50	8.64	564,032
	2009	5.69	7.50	2,210,240	5.69	7.50	589,251
Guggenheim VIF StylePlus Mid Growth	2018	93.03	85.38	1,118,260	92.99	85.35	168,708
	2017	75.53	93.03	1,236,819	75.50	92.99	426,324
	2016	70.36	75.53	1,375,236	70.33	75.50	463,029
	2015	71.27	70.36	1,252,704	71.24	70.33	417,342
	2014	63.81	71.27	1,361,777	63.78	71.24	438,724
	2013	49.48	63.81	1,470,444	49.46	63.78	464,873
	2012	43.25	49.48	1,651,957	43.23	49.46	484,039
	2011	45.76	43.25	1,865,605	45.74	43.23	531,328
	2010	37.29	45.76	2,152,502	37.28	45.74	603,170
	2009	26.22	37.29	2,405,669	26.21	37.28	669,154
Guggenheim VIF StylePlus Small Growth	2018	35.49	31.45	624,131	35.49	31.45	58
	2017	29.35	35.49	685,942	29.35	35.49	89,190
	2016	26.18	29.35	731,266	26.18	29.35	86,406
	2015	26.85	26.18	824,485	26.85	26.18	88,388
	2014	24.98	26.85	845,285	24.98	26.85	85,909
	2013	17.89	24.98	906,082	17.89	24.98	89,594
	2012	16.23	17.89	1,006,840	16.23	17.89	93,888
	2011	16.75	16.23	1,173,752	16.75	16.23	95,265
	2010	13.03	16.75	1,372,640	13.03	16.75	99,169
	2009	9.76	13.03	1,426,670	9.76	13.03	112,239
Guggenheim VIF Total Return Bond	2018	42.31	42.27	568,878	42.27	42.24	112,588
	2017	40.12	42.31	615,449	40.09	42.27	181,355
	2016	38.01	40.12	607,584	37.98	40.09	190,748
	2015	38.04	38.01	661,932	38.00	37.98	188,893
	2014	35.62	38.04	960,297	35.58	38.00	284,548
	2013	35.44	35.62	701,420	35.40	35.58	226,335
	2012	33.88	35.44	832,233	33.85	35.40	262,190
	2011	32.61	33.88	843,186	32.58	33.85	276,843
	2010	31.12	32.61	1,082,640	31.10	32.58	361,691
	2009	29.06	31.12	1,288,993	29.03	31.10	433,503

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Guggenheim VIF World Equity Income	2018	50.82	46.11	1,705,299	50.82	46.11	296,181
	2017	44.70	50.82	1,913,530	44.70	50.82	460,897
	2016	40.99	44.70	2,144,347	40.99	44.70	479,820
	2015	41.77	40.99	2,328,427	41.77	40.99	498,798
	2014	40.26	41.77	2,558,985	40.26	41.77	535,978
	2013	34.16	40.26	2,809,154	34.16	40.26	580,523
	2012	29.66	34.16	3,140,550	29.66	34.16	619,610
	2011	35.66	29.66	3,649,498	35.66	29.66	708,879
	2010	31.20	35.66	4,197,914	31.02	35.66	799,615
	2009	26.37	31.20	4,800,182	26.37	31.20	930,817
Invesco V.I. Comstock	2018	21.19	18.35	340,034	21.19	18.35	49,466
	2017	18.24	21.19	382,223	18.24	21.19	92,658
	2016	15.78	18.24	443,205	15.78	18.24	98,694
	2015	17.03	15.78	563,236	17.03	15.78	105,279
	2014	15.80	17.03	614,122	15.80	17.03	109,853
	2013	11.79	15.80	534,719	11.79	15.80	89,265
	2012	10.03	11.79	369,390	10.03	11.79	55,074
	2011	10.37	10.03	379,313	10.37	10.03	36,639
	2010	9.07	10.37	369,826	9.07	10.37	28,830
	2009	7.15	9.07	338,752	7.15	9.07	23,974
Invesco V.I. Equity and Income	2018	20.16	17.98	643,534	20.16	17.98	68,618
	2017	18.42	20.16	698,788	18.42	20.16	132,538
	2016	16.24	18.42	741,982	16.24	18.42	136,816
	2015	16.87	16.24	832,484	16.87	16.24	146,783
	2014	15.70	16.87	773,789	15.70	16.87	163,712
	2013	12.72	15.70	844,864	12.72	15.70	151,819
	2012	11.46	12.72	704,352	11.46	12.72	134,180
	2011	11.75	11.46	671,275	11.75	11.46	90,689
	2010	10.62	11.75	693,643	10.62	11.75	72,611
	2009	8.77	10.62	707,130	8.77	10.62	77,569
Invesco V.I. Global Real Estate	2018	22.83	21.16	259,606	22.83	21.16	17,500
	2017	20.44	22.83	285,684	20.44	22.83	65,243
	2016	20.27	20.44	361,343	20.27	20.44	69,808
	2015	20.83	20.27	386,515	20.83	20.27	70,008
	2014	18.39	20.83	403,414	18.39	20.83	78,046
	2013	18.12	18.39	380,116	18.12	18.39	76,566
	2012	14.32	18.12	406,851	14.32	18.12	90,715
	2011	15.50	14.32	422,006	15.50	14.32	88,449
	2010	13.35	15.50	458,248	13.35	15.50	91,909
	2009	10.27	13.35	451,093	10.27	13.35	72,538
Invesco V. I. Government Money Market	2018	9.83	9.84	674,220	9.83	9.84	209,577
	2017	9.92	9.83	609,359	9.92	9.83	238,889
	2016	10.00	9.92	818,161	10.00	9.92	249,650

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Invesco V.I. Government Securities	2018	11.85	11.74	289,908	11.85	11.74	23,512
	2017	11.79	11.85	329,119	11.79	11.85	53,302
	2016	11.81	11.79	547,745	11.81	11.79	57,679
	2015	11.95	11.81	393,542	11.95	11.81	47,595
	2014	11.64	11.95	388,316	11.64	11.95	44,582
	2013	12.13	11.64	409,890	12.13	11.64	50,217
	2012	12.01	12.13	317,513	12.01	12.13	65,120
	2011	11.28	12.01	606,373	11.28	12.01	65,515
	2010	10.89	11.28	316,969	10.89	11.28	57,103
	2009	10.92	10.89	364,359	10.92	10.89	58,942
Invesco V.I. Health Care	2018	23.47	23.40	257,759	23.47	23.40	22,070
	2017	20.51	23.47	291,205	20.51	23.47	92,543
	2016	23.45	20.51	333,995	23.45	20.51	103,836
	2015	23.01	23.45	464,898	23.01	23.45	118,822
	2014	19.46	23.01	368,047	19.46	23.01	76,936
	2013	14.01	19.46	297,198	14.01	19.46	65,126
	2012	11.73	14.01	206,797	11.73	14.01	55,410
	2011	11.42	11.73	203,105	11.42	11.73	51,607
	2010	10.98	11.42	181,234	10.98	11.42	37,532
	2009	8.70	10.98	177,043	8.70	10.98	41,721
Invesco V.I. International Growth	2018	18.53	15.53	754,293	18.53	15.53	100,287
	2017	15.29	18.53	801,941	15.29	18.53	264,887
	2016	15.58	15.29	873,181	15.58	15.29	280,425
	2015	16.19	15.58	907,054	16.19	15.58	292,985
	2014	16.37	16.19	997,722	16.37	16.19	285,204
	2013	13.96	16.37	917,794	13.96	16.37	277,496
	2012	12.26	13.96	1,027,036	12.26	13.96	254,875
	2011	13.34	12.26	1,093,485	13.34	12.26	237,410
	2010	11.99	13.34	1,133,772	11.99	13.34	239,536
	2009	9.00	11.99	1,204,400	9.00	11.99	275,321
Invesco V.I. Mid Cap Core Equity	2018	21.66	18.92	151,859	21.66	18.92	25,756
	2017	19.12	21.66	175,333	19.12	21.66	72,315
	2016	17.10	19.12	195,795	17.10	19.12	73,403
	2015	18.08	17.10	207,850	18.08	17.10	80,380
	2014	17.57	18.08	296,871	17.57	18.08	88,626
	2013	13.84	17.57	315,604	13.84	17.57	96,043
	2012	12.67	13.84	351,734	12.67	13.84	90,691
	2011	13.71	12.67	323,150	13.71	12.67	94,466
	2010	12.20	13.71	343,153	12.20	13.71	100,491
	2009	9.51	12.20	401,700	9.51	12.20	92,895
Invesco V.I. Mid Cap Growth	2018	19.40	18.04	191,606	19.40	18.04	38,525
	2017	16.08	19.40	222,288	16.08	19.40	57,319
	2016	16.18	16.08	238,370	16.18	16.08	63,716
	2015	16.21	16.18	1,330,548	16.21	16.18	389,736
	2014	15.23	16.21	833,663	15.23	16.21	287,468
	2013	11.29	15.23	824,776	11.29	15.23	245,025
	2012	10.21	11.29	1,057,148	10.21	11.29	355,114
	2011	11.16	10.21	1,042,406	11.16	10.21	373,145
	2010	9.53	11.16	1,117,622	9.53	11.16	401,395
	2009	6.79	9.53	1,207,461	6.79	9.53	464,854

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Invesco V.I. Value Opportunities	2018	16.40	13.07	100,339	16.40	13.07	25,524
	2017	14.16	16.40	108,538	14.16	16.40	64,467
	2016	12.15	14.16	118,592	12.15	14.16	61,297
	2015	13.77	12.15	151,091	13.77	12.15	63,148
	2014	13.10	13.77	233,023	13.10	13.77	86,458
	2013	9.95	13.10	1,061,228	9.95	13.10	394,876
	2012	8.56	9.95	1,441,188	8.56	9.95	548,333
	2011	8.97	8.56	1,505,290	8.97	8.56	592,294
	2010	8.49	8.97	1,532,272	8.49	8.97	615,380
	2009	5.81	8.49	847,088	5.81	8.49	323,745
MFS® VIT II Research International	2018	15.11	12.79	1,095,147	15.11	12.79	246,644
	2017	11.96	15.11	705,925	11.96	15.11	198,369
	2016	12.21	11.96	1,095,676	12.21	11.96	337,476
	2015	12.64	12.21	1,225,468	12.64	12.21	337,067
	2014	13.77	12.64	1,118,414	13.77	12.64	343,056
	2013	11.75	13.77	1,185,328	11.75	13.77	329,741
	2012	10.21	11.75	1,078,219	10.21	11.75	341,483
	2011	11.62	10.21	1,088,968	11.62	10.21	356,398
	2010	10.65	11.62	900,085	10.65	11.62	254,167
	2009	8.25	10.65	801,984	8.25	10.65	253,668
MFS® VIT Total Return	2018	17.83	16.58	644,233	17.83	16.58	48,112
	2017	16.11	17.83	748,078	16.11	17.83	165,478
	2016	14.98	16.11	660,863	14.98	16.11	175,542
	2015	15.25	14.98	702,958	15.25	14.98	175,874
	2014	14.26	15.25	725,227	14.26	15.25	187,413
	2013	12.16	14.26	929,242	12.16	14.26	198,574
	2012	11.09	12.16	608,084	11.09	12.16	195,694
	2011	11.05	11.09	656,819	11.05	11.09	209,323
	2010	10.20	11.05	746,981	10.20	11.05	185,663
	2009	8.77	10.20	556,564	8.77	10.20	107,739
MFS® VIT Utilities	2018	25.04	24.94	359,194	25.04	24.94	29,477
	2017	22.13	25.04	424,088	22.13	25.04	72,950
	2016	20.14	22.13	466,231	20.14	22.13	74,036
	2015	23.91	20.14	477,424	23.91	20.14	80,157
	2014	21.52	23.91	589,278	21.52	23.91	90,511
	2013	18.12	21.52	554,030	18.12	21.52	81,250
	2012	16.20	18.12	572,327	16.20	18.12	90,581
	2011	15.39	16.20	566,940	15.39	16.20	121,020
	2010	13.73	15.39	598,566	13.73	15.39	99,269
	2009	10.46	13.73	676,668	10.46	13.73	133,349
Neuberger Berman AMT Sustainable Equity	2018	31.75	29.50	1,362,646	31.75	29.50	4
	2017	27.21	31.75	1,496,305	27.21	31.75	71,725
	2016	25.11	27.21	1,623,740	25.11	27.21	74,144
	2015	25.57	25.11	1,827,702	25.57	25.11	78,848
	2014	23.50	25.57	1,962,901	23.50	25.57	78,769
	2013	17.31	23.50	2,148,278	17.31	23.50	80,090
	2012	15.82	17.31	2,354,651	15.82	17.31	83,014
	2011	16.54	15.82	2,732,819	16.54	15.82	84,482
	2010	13.63	16.54	2,952,409	13.63	16.54	88,882
	2009	10.51	13.63	3,113,728	10.51	13.63	93,088

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Oppenheimer Main Street Small Cap Fund®/VA	2018	27.78	24.55	227,863	27.78	24.55	37,973
	2017	24.68	27.78	253,159	24.68	27.78	76,249
	2016	21.23	24.68	214,528	21.23	24.68	83,843
	2015	22.88	21.23	270,527	22.88	21.23	70,045
	2014	20.74	22.88	280,886	20.74	22.88	59,742
	2013	14.93	20.74	281,131	14.93	20.74	57,660
	2012	12.84	14.93	214,796	12.84	14.93	53,320
	2011	13.31	12.84	233,823	13.31	12.84	73,597
	2010	10.95	13.31	270,045	10.95	13.31	59,160
	2009	8.10	10.95	267,556	8.10	10.95	56,966
PIMCO VIT All Asset	2018	17.65	16.49	231,451	17.65	16.49	51,401
	2017	15.73	17.65	294,654	15.73	17.65	105,099
	2016	14.10	15.73	332,269	14.10	15.73	101,505
	2015	15.68	14.10	402,939	15.68	14.10	125,949
	2014	15.79	15.68	503,503	15.79	15.68	154,743
	2013	15.94	15.79	555,642	15.94	15.79	143,288
	2012	14.04	15.94	679,881	14.04	15.94	145,700
	2011	13.93	14.04	634,817	13.93	14.04	145,168
	2010	12.47	13.93	559,604	12.47	13.93	146,231
	2009	10.38	12.47	324,625	10.38	12.47	130,779
PIMCO VIT CommodityRealReturn Strategy	2018	6.28	5.33	206,747	6.28	5.33	16,541
	2017	6.22	6.28	214,367	6.22	6.28	74,889
	2016	5.47	6.22	294,608	5.47	6.22	64,576
	2015	7.45	5.47	292,128	7.45	5.47	65,343
	2014	9.25	7.45	304,023	9.25	7.45	82,758
	2013	10.97	9.25	286,632	10.97	9.25	75,635
	2012	10.54	10.97	226,019	10.54	10.97	79,930
	2011	11.54	10.54	249,613	11.54	10.54	72,275
	2010	9.38	11.54	240,879	9.38	11.54	54,615
	2009	6.71	9.38	241,890	6.71	9.38	55,268
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) (formerly PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	2018	16.53	16.67	209,665	16.53	16.67	45,578
	2017	16.28	16.53	199,534	16.28	16.53	76,173
	2016	15.47	16.28	235,382	15.47	16.28	85,195
	2015	15.61	15.47	224,771	15.61	15.47	85,413
	2014	14.22	15.61	283,668	14.22	15.61	121,040
	2013	14.32	14.22	253,589	14.32	14.22	99,612
	2012	13.07	14.32	276,259	13.07	14.32	106,698
	2011	12.39	13.07	324,585	12.39	13.07	99,985
	2010	11.56	12.39	369,678	11.56	12.39	92,262
	2009	10.12	11.56	273,056	10.12	11.56	77,233
PIMCO VIT Low Duration	2018	12.75	12.64	319,669	12.75	12.64	78,987
	2017	12.73	12.75	1,463,091	12.73	12.75	510,121
	2016	12.71	12.73	365,739	12.71	12.73	150,069
	2015	12.82	12.71	465,411	12.82	12.71	145,645
	2014	12.87	12.82	567,423	12.87	12.82	169,321
	2013	13.04	12.87	691,542	13.04	12.87	199,262
	2012	12.47	13.04	869,943	12.47	13.04	230,572
	2011	12.48	12.47	931,727	12.48	12.47	292,379
	2010	12.00	12.48	980,988	12.00	12.48	324,690
	2009	10.72	12.00	776,510	10.72	12.00	238,853

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
PIMCO VIT Real Return	2018	14.72	14.22	891,899	14.72	14.22	68,153
	2017	14.37	14.72	1,077,552	14.37	14.72	255,398
	2016	13.83	14.37	1,265,038	13.83	14.37	269,443
	2015	14.38	13.83	1,345,089	14.38	13.83	288,647
	2014	14.12	14.38	1,681,253	14.12	14.38	314,701
	2013	15.74	14.12	1,986,533	15.74	14.12	360,713
	2012	14.65	15.74	2,440,339	14.65	15.74	420,036
	2011	13.28	14.65	2,234,344	13.28	14.65	440,450
	2010	12.43	13.28	2,242,367	12.43	13.28	442,540
	2009	10.63	12.43	2,067,522	10.63	12.43	388,948
Royce Micro‑Cap	2018	16.09	14.46	125,487	16.09	14.46	7,999
	2017	15.49	16.09	140,589	15.49	16.09	94,912
	2016	13.09	15.49	161,429	13.09	15.49	96,421
	2015	15.14	13.09	190,654	15.14	13.09	108,203
	2014	15.89	15.14	231,181	15.89	15.14	128,247
	2013	13.29	15.89	288,790	13.29	15.89	135,500
	2012	12.50	13.29	360,513	12.50	13.29	136,562
	2011	14.40	12.50	412,445	14.40	12.50	152,065
	2010	11.21	14.40	452,450	11.21	14.40	130,567
	2009	7.18	11.21	379,205	7.18	11.21	130,652

VARIFLEX® VARIABLE ANNUITY

Variflex Separate Account

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 2019

Variable Annuity Contracts

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001
1-800-888-2461

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497
1-800-888-2461

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variflex Variable Annuity dated May 1, 2019, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from Security Benefit by calling 1‑800‑888‑2461 or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497.

6908A	32-69089-01 2019/05/01

The Contract
The following provides additional information about the Contracts which supplements the description in the Prospectus and which may be of interest to some Contractowners.
General Information — For a description of the Variflex Variable Annuity Contract (the “Contract”), Security Benefit Life Insurance Company (the “Company”), and the SBL Variflex Account (the “Separate Account”), see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Valuation of Accumulation Units — The Accumulation Unit value for a Subaccount on any day is equal to (a) divided by (b), where (a) is the net asset value of the Underlying Fund shares of the Subaccount less the mortality and expense risk charge and any deduction for provision for federal income taxes and (b) is the number of Accumulation Units of that Subaccount at the beginning of that day.
The aggregate value of a Contract’s Accumulation Units on any Valuation Date during the Accumulation Period can be determined by subtracting (b) from (a), where (a) is determined by multiplying the total number of Accumulation Units of each Subaccount credited to the Contract by the applicable Accumulation Unit value of each such Subaccount, and (b) is any pro rata account administration charge. During the Accumulation Period, all cash dividends and other cash distributions made to each Subaccount will be reinvested in additional shares of the corresponding Underlying Fund.
Computation of Variable Annuity Payments —
Determination of Amount of First Annuity Payment. For annuities under Annuity Options 1 through 4, 9 and 10, the Contracts specify tables indicating the dollar amount of the first monthly payment under each optional form of annuity for each $1,000 applied. The total first monthly annuity payment is determined by multiplying the value of your Contract (expressed in thousands of dollars) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables specified in your Contract. The value of your Contract for the purpose of establishing the first periodic payment under Annuity Options 1, 2, 3, 4 and 10 or similar life contingent payment options mutually agreed upon is equal to the number of Accumulation Units applied to the option times the Accumulation Unit value as of the close of the Annuity Commencement Date (or for Contracts issued prior to January 4, 1999, as of the end of the second day preceding the Annuity Commencement Date). For annuities under these options, any pro rata account administration charge is assessed prior to the first annuity payment under such option. For Annuities under Annuity Options 5 through 8 or other mutually agreed upon non‑life contingent payment option (aside from Annuity Option 9), the value of your Contract for the purpose of the first and subsequent periodic payments is based on the Accumulation Unit value as of the end of the day the annuity payment is made.
Amount of the Second and Subsequent Annuity Payments. For Variable Annuities under Annuity Options 1 through 4, 9 and 10, the amount of the first monthly annuity payment determined as described above is divided by the applicable value of an “Annuity Unit” (see below) as of the close of the Annuity Commencement Date to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, unless Annuity Units are transferred among Subaccounts. The dollar amount of the annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the day the payment is due.
Annuity Unit. The value of an Annuity Unit originally was set at $1.00. The value of an Annuity Unit for any sub-sequent day is determined by multiplying the value for the immediately preceding day by the product of (a) the “Net Investment Factor” for the day for which the value is being calculated and (b) .9999057540, the interest neutralization factor (the factor required to neutralize the assumed interest rate of 3½% built into the annuity rates specified in the Contract). The Net Investment Factor of any Subaccount is determined by subtracting 0.00003307502, the mortality and expense risk charge, from the ratio of (a) to (b) where (a) is the value of a share of the Underlying Fund at the end of the day plus the value of any dividends or other distributions attributable to such share during a day and minus
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any applicable income tax liabilities as determined by the Company, and (b) is the value of a share of the Underlying Fund at the end of the previous day.
Illustration — The Annuity Unit and the annuity payment may be illustrated by the following hypothetical example: Assume an Annuitant at the Annuity Commencement Date has credited to his or her Contract 4,000 Accumulation Units and that the value of an Accumulation Unit was $5.13, producing a total value for the Contract of $20,520. Any premium taxes due would reduce the total value of the Contract that could be applied towards the annuity; however, in this illustration it is assumed no premium taxes are applicable. Assume also the Annuitant elects an option for which the annuity table specified in the Contract indicates the first monthly payment is $6.40 per $1,000 of value applied; the resulting first monthly payment would be 20.520 multiplied by $6.40 or $131.33.
Assume the Annuity Unit value for the day on which the first payment was due was $1.0589108749. When this is divided into the first monthly payment , the number of Annuity Units represented by that payment is 124.0236578101. The value of the same number of Annuity Units will be paid in each subsequent month.
Assume further the value of a Subaccount share was $5.15 at the end of the day preceding the date of the second annuity payment, that it was $5.17 at the end of the due date of the second annuity payment and that there was no cash income during such second day. The Net Investment Factor for that second day was 1.0038504201 ($5.17 divided by $5.15 minus .00003307502). Multiplying this factor by 0.9999057540 to neutralize the assumed interest rate (the 3½% per annum built into the number of Annuity Units as determined above) produces a result of 1.0037558112. The Annuity Unit value for the valuation period is therefore 1.0639727137 which is 1.0037558112 x $1.0599915854 (the value at the beginning of the day).
The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value or 124.0236578101 times $1.0639727137 which produces a current monthly payment of $131.96.
Termination of Contract — The Company reserves the right to terminate any unallocated Group Contract under the following circumstances: (1) the Contract Value is less than $10,000 after the end of the first Contract Year, or $20,000 after the end of the third Contract Year; (2) the Qualified Plan pursuant to which the Contract is issued is terminated for any reason or becomes disqualified under Section 401 or 403 of the Internal Revenue Code; or (3) for any reason after the eighth Contract Year. For Contracts issued on or after January 4, 1999, the Company also reserves the right to terminate a Contract if Contract Value is less than $2,000 at any time after the first Contract Year and prior to the Annuity Commencement Date. For Contracts issued prior to January 4, 1999, the Company may terminate a Contract if the following conditions exist during the Accumulation Period: (1) no Purchase Payments have been received by the Company for the Contract for two full years; (2) the combined value of the Contract in the Separate Account and the Fixed Account is less than $2,000; and (3) the value of the Contract which is allocated to the Fixed Account, projected to the maturity date, would produce installments of less than $20 per month using contractual guarantees. Termination of a Contract may have adverse tax consequences. (See the Prospectus at “Full and Partial Withdrawals,” “Distribution Requirements,” and “Federal Tax Matters.”)
Group Contracts — In the case of allocated Group Contracts, a master group contract is issued to the employer or other organization, or to the trustee, who is the Contractowner. The master group contract covers all Participants. Where funds are allocated to a Participant account, each Participant receives a certificate that summarizes the provisions of the master group contract and evidences participation in the plan established by the organization. A n unallocated Group Contract is a contract between the Contractowner and the insurance company and individual accounts are not established for Participants.
Performance Information
Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes and income other than investment income)
4

in a Contract over a particular seven-day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest hundredth of 1%. “Effective yield” for the Invesco V.I. Government Money Market Subaccount assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = ((Base Period Return + 1)365/7) – 1
Quotations of average annual total return for any Subaccount of the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Subaccount over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)n = ERV
(Where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the applicable contingent deferred sales charge and other recurring Contract fees and charges on an annual basis, including charges for mortality and expense risk and the account administration charge.
Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30. The contingent deferred sales charge and account administration charge if reflected would lower the Non‑Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Although the Contracts were not available for purchase until June 8, 1984, certain of the Underlying Funds have been in existence since before that date. Total return figures may be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre‑dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other Contract fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the account administration charge and the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount of the Separate Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
Mixed and Shared Funding Conflicts
Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not
5

foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans
Section 401 — The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a Participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a)  $56,000, or (b) 100% of the Participant’s annual compensation. Salary reduction contributions to a cash-or-deferred (401(k)) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer’s defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.
Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $19,000 for tax year 2019 . The $19,000 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $6,000, can be made to a 403(b) annuity during the 2019 tax year. The $6,000 limit may also be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designed Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2019 is the lesser of (i)  $56,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions— $19,000 in 2019 with a $6,000 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $19,000 elective contribution limit makes $9,000 in
6

contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connec-tion with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i)  $6,000 (for 2019) or (ii) 100% of the individual’s taxable compensation. If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i)  $6,000 (for 2019) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i)  $6,000 (for 2019) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $56,000 (for 2019). Salary reduction contributions, if any, are subject to additional annual limits.
Section 457 — Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i)  $19,000 or (ii) 100% of the employee’s includable compensation. The $19,000 limit may be adjusted for inflation in $500 increments for future tax years.
If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special “catch-up” amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a 457 plan established by a governmental employer during the tax year equal to $6,000.
The $6,000 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.
Assignment
The Contracts may be assigned by the Contractowner except when issued to plans or trusts qualified under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.
Safekeeping of Variflex Account Assets
The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
State Regulation
As a life insurance company organized under the laws of Kansas, the Company (including the Separate Account) is subject to regulation by the Commissioner of Insurance of the State of Kansas. An annual statement has filed
7

with the Kansas Commissioner of Insurance on or before March 1 each year covering the operations of the Company for the prior year and its financial condition on December 31 of that year. The Company is subject to a complete examination of its operations, including an examination of the liabilities and reserves of the Company and the Separate Account, by the Kansas Commissioner of Insurance whenever such examination is deemed necessary by the Commissioner. Such regulation and examination does not, however, involve any supervision of the investment policies applicable to the Separate Account.
In addition, the Company is subject to insurance laws and regulations of the other jurisdictions in which it is or may become licensed to operate. Generally, the insurance department of any such other jurisdiction applies the laws of the state of domicile in determining permissible investments.
Independent Registered Public Accounting Firm
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2018 and 2017, and for each of the specified periods ended December 31, 2018, 2017, and 2016, or for portions of such periods as disclosed in the financial statements, and the financial statements of the Variflex Separate Account at December 31, 2018, and for each of the specified periods ended December 31, 2018 and 2017, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105‑2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2018 and 2017, and for each of the specified periods ended December 31, 2018, 2017, and 2016, or for portions of such periods as disclosed in the financial statements, and the financial statements of the Variflex Separate Account at December 31, 2018, and for each of the specified periods ended December 31, 2018 and 2017, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

8

C O N S O L I D A T E D  F I N A N C I A L  S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries
Year Ended December 31, 2018, Periods From February 1, 2017
Through December 31, 2017, January 1, 2017 Through
January 31, 2017, and Year Ended December 31, 2016
With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Year Ended December 31, 2018, Periods From February 1, 2017 Through December 31, 2017, January 1, 2017 Through January 31, 2017, and Year Ended December 31, 2016

Report of Independent Auditors
The Board of Directors
Security Benefit Life Insurance Company
We have audited the accompanying consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company) which comprise the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity and cash flows for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, and the related notes to the consolidated financial statements.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
A member firm of Ernst & Young Global Limited

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2017 and 2016, and the consolidated results of its operations and its cash flows for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

April 18, 2019

A member firm of Ernst & Young Global Limited

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31
	2018	2017
	Successor	Successor
	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($21,524.8 million and $20,411.2 million in amortized cost for 2018 and 2017, respectively; includes
$2,420.1 million and $2,795.9 million related to consolidated
variable interest entities for 2018 and 2017, respectively)	$21,070,877	$20,612,482
Trading fixed maturities at fair value	97,826	119,106
Equity securities at fair value	3,897	54,474
Notes receivable from related parties	3,155,718	3,492,861
Mortgage loans (includes $634.5 million and $623.4 million related to
consolidated variable interest entities for 2018 and 2017, respectively)	1,661,152	1,929,273
Policy loans	81,030	465,701
Cash and cash equivalents (includes $67.9 million and $131.6 million related to consolidated variable interest entities for 2018 and
2017, respectively)	871,317	830,877
Short-term investments	335,924	28,505
Call options	340,472	839,998
Other invested assets (2017 included $196.0 million and $215.7 million in amortized cost and fair value, respectively, related to joint venture and partnership investments carried at fair value. See measurement
alternative within Note 1)	634,222	409,460
Total investments	28,252,435	28,782,737

Accrued investment income (includes $42.9 million and $28.6
million related to consolidated variable interest entities for 2018
and 2017, respectively)	358,134	285,170
Accounts receivable (includes $2.8 million and $54.5 million related to consolidated variable interest entities for 2018
and 2017, respectively)	99,603	187,963
Reinsurance recoverable	1,972,742	2,171,597
Deferred income tax asset	1,783	—
Property and equipment, net	54,284	53,191
Deferred policy acquisition costs	421,027	182,434
Deferred sales inducement costs	150,323	76,362
Value of business acquired	1,572,143	1,590,838
Goodwill	96,941	96,708
Other assets	174,296	98,814
Separate account assets	4,905,380	5,787,669
Total assets	$38,059,091	$39,313,483

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31
	2018	2017
	Successor	Successor
	(In Thousands, except as noted)
Liabilities and stockholder's equity
Liabilities:
Policy reserves and annuity account values	$28,325,293	$28,342,186
Funds withheld	129,107	135,497
Accounts payable and accrued expenses (includes $24.4 million and $169.6 million related to consolidated variable interest
entities for 2018 and 2017, respectively)	180,330	513,681
Deferred income tax liability	—	75,191
Surplus notes	119,103	119,916
Notes payable related to commission assignments	25,268	46,174
Mortgage debt	13,381	19,641
Debt from consolidated variable interest entities	364,510	645,919
Note payable - SAILES 2, LLC	—	69,695
Other liabilities	362,950	585,576
Repurchase agreements	302,898	—
Separate account liabilities	4,905,380	5,787,669
Total liabilities	34,728,220	36,341,145

Stockholder's equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	2,793,715	2,489,112
Accumulated other comprehensive income	(161,215)	124,403
Retained earnings	691,371	351,823
Total stockholder's equity	3,330,871	2,972,338

Total liabilities and stockholder's equity	$38,059,091	$39,313,483

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Revenues:
Net investment income	$1,607,102	$1,201,721	$97,037	$1,092,029
Asset-based fees	80,283	65,679	7,147	65,964
Other product charges	215,919	178,877	15,465	170,593
Change in fair value of derivatives	(218,442)	508,806	4,570	(29,376)
Net realized/unrealized gains (losses), excluding
impairment losses on available-for-sale securities	(71,319)	60,178	11,463	9,506
Total other-than-temporary impairment losses on
available-for-sale securities and other invested assets	(6,812)	(1,369)	—	(3,235)
Other revenues	75,933	57,942	5,997	61,370
Total revenues	1,682,664	2,071,834	141,679	1,366,851

Benefits and expenses:
Index credits and interest credited to account balances	731,025	445,522	30,376	216,019
Change in fixed indexed annuity embedded derivative
and related benefits	(425,255)	255,455	22,210	104,735
Other benefits	355,080	282,320	22,424	374,043
Total benefits	660,850	983,297	75,010	694,797

Commissions and other operating expenses	290,638	256,856	20,316	230,010
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	198,281	258,146	15,202	76,593
Interest expense	98,673	70,225	7,427	64,200
Total benefits and expenses	1,248,442	1,568,524	117,955	1,065,600

Income before income tax expense	434,222	503,310	23,724	301,251
Income tax expense	63,808	114,785	7,341	97,509
Net income	$370,414	$388,525	$16,383	$203,742

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Net income	$370,414	$388,525	$16,383	$203,742
Other comprehensive income (loss), net:
Net unrealized gains (losses) on
available-for-sale securities	(519,535)	152,027	45,830	411,676
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business
acquired and deferred sales inducement costs	120,060	(24,684)	(10,378)	(112,163)
Policy reserves and annuity account values	112,991	(19,642)	(13,144)	(94,018)
Total other comprehensive income (loss), net	(286,484)	107,701	22,308	205,495
Comprehensive income (loss)	$83,930	$496,226	$38,691	$409,237

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity

			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)
Predecessor
Balance at January 1, 2016	$7,000	$1,248,492	$(143,498)	$308,176	$1,420,170
Net income	—	—	—	203,742	203,742
Other comprehensive loss, net	—	—	205,495	—	205,495
Balance at December 31, 2016	7,000	1,248,492	61,997	511,918	1,829,407
Net income	—	—	—	16,383	16,383
Other comprehensive income, net	—	—	22,308	—	22,308
Balance at January 31, 2017	7,000	1,248,492	84,305	528,301	1,868,098

Successor
Adjustments related to change in
control	—	590,620	(84,305)	(528,301)	(21,986)
Balance at February 1, 2017	7,000	1,839,112	—	—	1,846,112
Net income	—	—	—	388,525	388,525
Other comprehensive income, net	—	—	107,701	—	107,701
Contribution from parent	—	650,000	—	—	650,000
Dividends paid	—	—	—	(20,000)	(20,000)
Change in accounting principle (see Note 1)	—	—	16,702	(16,702)	—
Balance at December 31, 2017	7,000	2,489,112	124,403	351,823	2,972,338
Net income	—	—	—	370,414	370,414
Other comprehensive income, net	—	—	(286,484)	—	(286,484)
Contribution from parent	—	300,000	—	—	300,000
Dividends paid	—	—	—	(30,000)	(30,000)
Purchase price allocation adjustment	—	4,603	—	—	4,603
Change in accounting principle (see Note 1)	—	—	866	(866)	—
Balance at December 31, 2018	$7,000	$2,793,715	$(161,215)	$691,371	$3,330,871

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Operating activities
Net income	$370,414	$388,525	$16,383	$203,742
Adjustments to reconcile net income to net cash and
cash equivalents provided by operating activities:
Annuity and interest-sensitive life products –
interest credited to account balances	731,025	445,522	30,376	216,019
Policy acquisition costs deferred	(258,194)	(279,800)	(25,881)	(359,584)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and value of business
acquired, net of imputed interest	198,281	258,146	15,202	76,593
Net realized/unrealized losses (gains) of investments	78,131	(64,549)	(12,721)	(9,423)
Net realized/unrealized losses (gains) of derivatives	218,442	(506,806)	(4,570)	29,376
Change in fixed indexed annuity embedded derivative
and related benefits	(425,255)	255,455	22,210	104,735
Amortization of investment premiums and discounts	(56,126)	(5,318)	(4,251)	(12,797)
Depreciation and amortization	9,352	5,777	1,438	7,423
Net sales (purchases) of trading fixed maturities at fair value	16,098	31,734	(251)	1,286
Net sales (purchases) of equity securities at fair value	49,790	(86)	9	(47)
Net sales of mortgage loans, at fair value	—	—	—	8,715
Change in funds withheld liability	(6,390)	(32,850)	(743)	(8,786)
Deferred income taxes	(3,576)	(78,169)	(1,919)	87,879
Change in annuity guarantees	337,479	303,027	17,609	358,096
Change in reinsurance recoverable	198,855	287,027	–	123,263
Change in accounts receivable	88,360	(86,199)	113,627	153,933
Change in accounts payable	(333,351)	380,748	(62,038)	(413,393)
Change in other liabilities	(222,626)	293,911	(32,672)	82,207
Other changes in operating assets and liabilities	(249,394)	(388,572)	15,785	(142,927)
Net cash and cash equivalents provided by operating activities	741,315	1,207,523	87,593	506,310

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	10,597,930	5,172,166	576,743	11,370,677
Mortgage loans	811,391	259,879	24,572	574,533
Call options	546,234	261,330	16,152	59,704
Notes receivable from related parties	7,473,695	8,363,741	831,738	5,221,013
Other invested assets	159,718	194,399	4,369	189,714
	19,588,968	14,251,515	1,453,574	17,415,641
Acquisitions of investments:
Fixed maturities available for sale	(11,663,457)	(8,962,008)	(775,437)	(11,004,309)
Mortgage loans	(532,940)	(7,499,097)	(1,221,289)	(6,620,840)
Call options	(329,323)	(497,362)	(20,034)	(1,038,759)
Notes receivable from related parties	(6,715,429)	(166,141)	(12,997)	(179,295)
Other invested assets	(306,604)	(187,285)	(885)	(135,706)
	(19,547,753)	(17,311,893)	(2,030,642)	(18,978,909)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Net sales (purchases) of property and equipment	$(3,422)	$1,057	$177	$—
Net sales (purchases) of short-term investments	(307,400)	10,847	30,830	312,496
Net decrease (increase) in policy loans	(20,697)	(21,143)	415	(17,580)
Net cash and cash equivalents used in investing activities	(290,304)	(9,239)	31,422	294,916

Financing activities
Payments on surplus notes, notes payable related to commission assignments, mortgage debt, debt from consolidated VIEs, and
note payable - SAILES 2, LLC	(425,145)	(147,784)	(16,572)	(230,752)
Issuance of notes payable related to commission assignments
assignments and debt from consolidated VIEs	44,800	62,566	13,000	436,612
Capital contribution from parent	300,000	650,000	—	—
Dividends paid to parent	(30,000)	(20,000)	—	—
Net change in repurchase agreements	302,898	—	—	(727,712)
Deposits to annuity account balances	2,312,662	4,355,248	243,907	4,559,381
Withdrawals from annuity account balances	(2,915,786)	(2,893,569)	(90,092)	(2,865,648)
Net cash and cash equivalents provided by financing activities	(410,571)	2,006,461	150,243	1,171,881

Increase (decrease) in cash and cash equivalents	40,440	144,367	(307,810)	409,839
Cash and cash equivalents at beginning of period	830,877	686,510	994,320	584,481
Cash and cash equivalents at end of period	$871,317	$830,877	$686,510	$994,320

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$83,000	$66,553	$5,042	$36,396

Income taxes	$124,719	$156,328	$—	$11,700

Supplemental disclosure of non-cash information
In 2018, the policy loans related to the separate account funding agreements were refinanced with a related party. This resulted in a non-cash transfer from policy loans of $405.4 million and accrued investment income of $16.0 million to notes receivable from related parties.

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Year Ended December 31, 2018, Periods From February 1, 2017 Through December 31, 2017, January 1, 2017 Through January 31, 2017, and Year Ended December 31, 2016

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies
Nature of Operations
The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company's expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.
SBLIC is a subsidiary of SBL Holdings, LLC (SBLH). Security Benefit Corporation (SBC), SBLH's parent, and its subsidiaries, were acquired by Eldridge Industries, LLC in a transaction which closed on January 31, 2017 (the Transaction). As a result of the change in control, the Company elected push down accounting to record its assets and liabilities at fair value as of the acquisition date (see Note 13).
The Company offers a diversified portfolio of products comprised primarily of individual and group annuities, including fixed, fixed indexed, and variable annuities, and retirement plan products through multiple distribution channels.
Basis of Presentation
The consolidated financial statements prior to the closing of the Transaction reflect the historical accounting basis in the Company's assets and liabilities and are labeled "Predecessor." The statements subsequent to the Transaction are labeled "Successor" and reflect adjusting the Company's historical accounting basis to reflect the change in control at the Transaction date in the consolidated financial statements.
The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; Gennessee Insurance Agency, LLC (Gennessee); Dunbarre Insurance Agency, LLC

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
(Dunbarre); SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (Sixth Avenue); and the consolidated VIEs (see Note 3).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
All intercompany accounts and transactions have been eliminated in consolidation.
Use of Estimates
The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of derivative financial instruments; determination of other-than-temporary impairments of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); establishing VOBA in connection with the Transaction; calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.
Investments
Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stock. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated statements of comprehensive income, net of adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.
Equity securities include mutual funds, common stock, and non-redeemable preferred stock. Before 2018, equity securities are classified as available for sale and are carried at fair value, with related unrealized gains and losses reflected as a component of AOCI, net of applicable income taxes. Effective January 1, 2018, equity investments not accounted for under the equity method or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the net realized/unrealized gains/(losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company has elected the measurement alternative for certain equity investments that do not have readily determinable fair value and do not qualify for the practical expedient under ASC 820 to estimate fair value using the net asset value (NAV) per share. Under the alternative, the investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. These financial instruments are included in other invested assets on the consolidated balance sheets.
The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient  to  support  its  activities,  if  the  equity  holders  lack  a  controlling  financial  interest  or  if  the  entity  is  structured  with  non-substantive  voting  rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity's economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a relationship.
Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Prior to January 1, 2018, for some of these investments, where the Company's partnership interest is so minor that it exercises virtually no influence over operating and financial policies, the Company carried the investment at the estimated fair value, with any adjustments recorded through other comprehensive income (OCI).
The Company classified as trading or elected the fair value option for certain fixed maturity securities and commercial mortgage loans that are segregated to support the funds withheld reinsurance liability (see Note 11). The change in fair value of these financial instruments is

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
recognized as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.
Realized capital gains and losses on sales of investments are determined using the average cost method for periods ended and prior to January 31, 2017. For periods subsequent to January 31, 2017, realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. Other-than-temporary impairments (OTTIs) are reported separately in the consolidated statements of operations.
To the extent the Company determines that an equity security accounted for under the measurement alternative or equity method is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities, if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company does not expect to recover the amortized cost basis, does not plan to sell, or it is not more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in OCI.
The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. The Company reviews the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which is based upon the Company's evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determines through management's evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company will then individually assess the loan for impairment and may assign a specific loan loss allowance.
Policy loans are reported at unpaid principal.
Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.
The Company has agreed to provide a short-term loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 16.
Asset and Liability Derivatives
The Company hedges certain exposures to interest rate risk and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income during the period of change.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company issues certain products that contain a derivative that is embedded in the product, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.
The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on the insurance companies' behalf. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continue to be in-force policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized in the consolidated statements of operations.
The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired
To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments (gross blended separate account return assumption of 7.7% for all years), withdrawal, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.
DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder's equity as a component of AOCI, net of applicable income taxes.
For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.
DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.
VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Goodwill
Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reported goodwill is lower than its carrying amount, goodwill is written down to its fair value; and a charge is reported in the consolidated statements of operations.
Property and Equipment
Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.
The Company leased a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that was terminated during 2018. Under this lease, certain operating expenses of the premises were the responsibility of the FHLB, while others were reimbursed to the Company (see Note 16).
In February 2013, SAILES 2, LLC (SAILES) acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method over 25 years which approximates its estimated productive life and is included in other invested assets on the consolidated balance sheets.
Separate Accounts
The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Product charge revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.
The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.
The Company issued funding agreements to certain related parties through separate accounts whereby the contract holders elect to invest in various investment options offered under the policy. Contract holders have the ability to take policy loans, which are secured by the policy, up to an amount specified in the policy. As of December 31, 2018 and 2017, separate account investments funded through these agreements were $1,861.8 million and $1,937.9 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Policy loans related to these separate accounts totaled $0.0 million and $377.7 million as of December 31, 2018 and 2017, respectively, and are reported in policy loans on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued and interest on the policy loans issued to the contract holders.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Policy Reserves and Annuity Account Values
Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.
Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.0% to 4.5% during each of the years 2018, 2017, and 2016. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder's equity as a component of AOCI, net of applicable income taxes.
Policy reserves and annuity account values also include general account funding agreements of $481.0 million and $566.4 million at December 31, 2018 and 2017, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.
The Company offers fixed indexed annuity products with returns linked to the performance of certain indices. The fixed indexed annuity products also offer a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
contract and is accreted over the policy's life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company's credit risk and an additional provision for adverse deviation.
Reinsurance Agreements
The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.
Deferred Income Taxes
Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company's consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management's best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.
Recognition of Revenues
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant yield. For structured securities, included in the fixed maturity available-for-sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured note securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.
Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.
Commission revenue represents reimbursements from affiliates for commissions paid primarily to third party broker-dealers related to sales of retirement plan products and are recognized on the trade date. Service fees represent amounts earned under agreements with the investment advisors and/or underwriters of both related and unrelated mutual funds. These fees are accrued and paid on a

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
monthly basis based on contractual agreements. Commissions are included in other revenue in the consolidated statements of operations.
The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2018 or 2017.
Recently Issued Accounting Pronouncements
In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers. This authoritative guidance outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers, and supersedes most current revenue recognition guidance, including industry-specific guidance. The core principle of the revenue standard is that an entity recognize revenue to reflect the transfer of a promised good or service to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for the good or service. The guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to fulfill a contract. Entities have the option of using either a full retrospective or a modified retrospective approach for the adoption of the new standard. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606). The amendments in this ASU defer the effective date of ASU 2014- 09 for all entities by one year. ASU 2014-09 will be effective for the Company's calendar year beginning January 1, 2019. During 2016, the FASB issued ASU 2016-08, 2016-10, and 2016-12 that are all further clarifications to ASU 2014-09. Revenue streams under the insurance contracts and investment contracts are not in scope of ASU 2014-09. The Company has completed a process to review and analyze the revenue streams under this new revenue recognition guidance and has concluded that upon adoption, the new guidance will not have a material impact on the Company's financial statements.
In February 2016, the FASB issued ASU 2016-02, Leases. The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard is effective January 1, 2020 for the Company, with early adoption permitted. The Company is in the process of evaluating the full impact adoption of this standard will have on the Company in 2020.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The new standard will become effective for the Company on January 1, 2021, with early adoption permitted in 2019. While the Company is currently evaluating the full impact of this new guidance on the financial statements, the Company believes the new impairment model may lead to earlier recognition of credit losses on commercial mortgage loans compared to current loss recognition methodology.
In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment. Under the amendments in this update, the Company should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Impairment charges should be recognized for the amount by which the carrying amount exceeds the reporting unit's fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This amendment essentially eliminated "Step 2" from the goodwill impairment test. Additionally, the Company should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
measuring the goodwill impairment loss, if applicable. The amendments in this update shall be applied on a prospective basis. A public business entity that is not an SEC filer should adopt the amendments in this update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2020. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect significant impact to its financial statements upon adoption of this standard in 2021.
In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities. The amendments in this update shorten the amortization period for certain callable debt securities held at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The discount continues to be amortized to maturity. The amendments in this update are effective for fiscal years, beginning after December 15, 2018. Early adoption is permitted. An entity should apply the amendments in this update on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. Additionally, in the period of adoption, an entity should provide disclosures about a change in accounting principle. Management is evaluating the impact of this ASU upon adoption of this standard in 2019.
In August 2018, FASB issued ASU 2018-12, Financial Services—Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts. (1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The  amendments require that an insurance entity discount expected future cash flows at an upper-medium grade  (low-credit-risk) fixed-income instrument yield that maximizes the use of observable

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
market inputs.  (2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income. (3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test. (4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments,  assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement. For public business entities, the amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption is permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its financial statements upon adoption of this standard in 2021.
Recently Adopted Accounting Pronouncements
In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows: restricted cash. The amendments in this update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new standard was adopted by the Company on January 1, 2018, through retrospective transition method. There was no material impact on the 2017 and 2016 consolidated cash flows.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows, classification of certain cash receipts and cash payments. The amendments in this update provide guidance on eight specific cash flow issues, including distributions received from equity method investees. The new standard was adopted by the Company on January 1, 2018, through retrospective transition method. There was no material impact on the 2017 and 2016 consolidated cash flows.
Change in Accounting Principle
On December 22, 2017, the U.S. federal government enacted a tax bill, H.R.1, An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018 (Tax Cuts and Jobs Act). This act reduced the U.S. federal corporate income tax rate and made other changes to the U.S. federal tax law. In February 2018, the FASB issued ASU 2018-02, Income Statement – Reporting Comprehensive Income (ASU 2018-02). The amendments in this ASU allow a reclassification from AOCI to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act. Consequently, the amendments eliminate the stranded tax effects resulting from the Tax Cuts and Jobs Act and will improve the usefulness of information reported to financial statement users. The amendments in this ASU are effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption of the amendments in this ASU is permitted. The Company elected to early adopt ASU 2018-02 as of December 31, 2017 as a change in accounting principle.
As a result of this change in accounting principle, the Company elected to reclassify the income tax effect on items within AOCI to retained earnings. The amount of $16.7 million represents the entire amount of the effect of the change in the U.S. federal corporate income tax rate on the gross deferred tax amounts at the date of enactment of the Tax Cuts and Jobs Act related to items remaining in AOCI. The change in U.S. federal corporate income tax rate had no effect on the Company's gross valuation allowance.
The Company adopted FASB ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities on January 1, 2018.  ASU 2016-01 requires certain fair value measured equity investments no longer be eligible for the available-for-

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
sale classification.  Their changes of fair value are required to be reported in earnings, instead of AOCI.

FASB ASU 2016-01 changed how entities recognize, measure, present and make disclosures about certain financial assets and financial liabilities. Under the new guidance, among other provisions, entities have to measure equity investments (except those accounted for under the equity method, those that result in consolidation of the investee and certain other investments) at fair value and recognize any changes in fair value in net income. Entities can elect a measurement alternative for equity investments that do not have readily determinable fair values and do not qualify for the practical expedient in ASC 820 to estimate fair value using the NAV per share (or its equivalent). Under the alternative, entities measure these investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. Entities have to make a separate election to use the alternative for each eligible investment and have to apply the alternative consistently from period to period until the investment's fair value becomes readily determinable. Entities also have to reassess at each reporting period whether an investment qualifies for this alternative. This measurement alternative must be applied prospectively to all investment that exist as of the date of adoption. As a result of this change in accounting principle, the Company reclassified $0.9 million from AOCI to retained earnings. Upon adoption, the Company also elected the measurement alternative for equity investments in partnerships that do not have readily determinable fair value and do not qualify for the practical expedient in ASC 820.
Prior Period Reclassifications
Certain prior period amounts in the consolidated financial statements and accompanying notes have been reclassified to conform to the current period's presentation.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments
Fixed Maturity Investments and Equity Securities
Information as to the amortized cost, gross unrealized gains and losses, fair values, and OTTIs in AOCI, of the Company's portfolio of fixed maturity investments, equity securities, and other invested assets classified as available for sale, is as follows:
	December 31, 2018 (Successor)
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$178,309	$597	$2,660	$176,246	$—
Obligations of government-sponsored
enterprises	305,534	953	5,904	300,583	—
Corporate	9,071,514	35,793	162,108	8,945,199	—
Obligations of foreign governments	136	—	1	135	—
Municipal obligations	112,487	4,495	1,187	115,795	—
Commercial mortgage-backed	333,020	1,096	6,252	327,864	—
Residential mortgage-backed	25,161	484	308	25,337	184
Collateralized debt obligations	5,579	2,901	60	8,420	—
Collateralized loan obligations	7,958,184	57,182	379,800	7,635,566	—
Redeemable preferred stock	75,761	—	4,772	70,989	—
Other asset backed	3,459,091	30,135	24,483	3,464,743	—
Total fixed maturity investments	$21,524,776	$133,636	$587,535	$21,070,877	$184

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
	December 31, 2017 (Successor)
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$251,060	$1,888	$1,648	$251,300	$—
Obligations of government-sponsored
enterprises	368,698	1,976	1,084	369,590	—
Corporate	7,552,758	102,238	13,340	7,641,656	—
Obligations of foreign governments	1,093	56	1	1,148	—
Municipal obligations	253,296	22,708	1,138	274,866	—
Commercial mortgage-backed	551,347	3,340	2,107	552,580	—
Residential mortgage-backed	120,819	4,273	197	124,895	—
Collateralized debt obligations	5,511	1,473	3	6,981	—
Collateralized loan obligations	7,825,161	99,743	35,074	7,889,830	—
Redeemable preferred stock	6,273	290	—	6,563	—
Other asset backed	3,475,221	32,668	14,816	3,493,073	—
Total fixed maturity investments	$20,411,237	$270,653	$69,408	$20,612,482	$—

Equity securities:
Communications	$31,125	$—	$—	$31,125	$—
Financial	24	15	—	39	—
Consumer	10,027	590	390	10,227	—
Mutual funds	9,333	—	1,027	8,306	—
Government	4,618	—	—	4,618	—
Total equity securities	$55,127	$605	$1,417	$54,315	$—

Other invested assets:
Joint venture and partnership
investments	$196,000	$19,700	$—	$215,700	$—
Total other invested assets	$196,000	$19,700	$—	$215,700	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
The amortized cost and fair value of fixed maturity investments at December 31, 2018, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.
	Available for Sale
	Amortized	Fair
	Cost	Value
	(In Thousands)

Due one year or less	$924,513	$916,023
Due after one year through five years	4,649,863	4,601,483
Due after five years through ten years	2,771,427	2,730,485
Due after ten years	1,016,642	989,383
Securities with variable principal	12,162,331	11,833,503
	$21,524,776	$21,070,877

As of December 31, 2018 and 2017, there were 5 and 8 issuers, with a total amount of $2,354.8 million and $3,202.7 million, respectively, other than U.S. Government and its sponsored entities,  where the Company had investment holdings that exceeded 10% of consolidated stockholder's equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
For fixed maturity investments and equity securities (prior to January 1, 2018) classified as available for sale with unrealized losses as of December 31, 2018 and 2017, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:
	December 31, 2018 (Successor)
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$26,614	$531	$101,311	$2,129	$127,925	$2,660
Obligations of government-sponsored
enterprises	157,108	3,182	95,064	2,722	252,172	5,904
Corporate	5,299,045	147,129	894,743	14,979	6,193,788	162,108
Obligations of foreign governments	—	—	135	1	135	1
Municipal obligations	23,192	506	12,220	681	35,412	1,187
Commercial mortgage-backed	156,628	3,014	117,378	3,238	274,006	6,252
Residential mortgage-backed	11,044	106	7,802	202	18,846	308
Collateralized debt obligations	1,948	60	—	—	1,948	60
Collateralized loan obligations	6,673,595	353,569	186,510	26,231	6,860,105	379,800
Other asset backed	1,098,185	18,853	419,404	5,630	1,517,589	24,483
Redeemable Preferred Stock	70,989	4,772	—	—	70,989	4,772
Total fixed maturity investments, available for sale	$13,518,348	$531,722	$1,834,567	$55,813	$15,352,915	$587,535

Number of securities with unrealized losses		881		299		1,180
Percent investment grade (AAA through BBB-)		70%		91%		75%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
	December 31, 2017 (Successor)
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$191,527	$1,648	$—	$—	$191,527	$1,648
Obligations of government-sponsored
enterprises	143,438	1,084	—	—	143,438	1,084
Corporate	1,021,567	13,340	—	—	1,021,567	13,340
Obligations of foreign governments	137	1	—	—	137	1
Municipal obligations	46,956	1,138	—	—	46,956	1,138
Commercial mortgage-backed	239,667	2,107	—	—	239,667	2,107
Residential mortgage-backed	24,592	197	—	—	24,592	197
Collateralized debt obligations	1,500	3	—	—	1,500	3
Collateralized loan obligations	1,485,240	35,074	—	—	1,485,240	35,074
Other asset backed	697,310	14,816	—	—	697,310	14,816
Total fixed maturity investments, available for sale	$3,851,934	$69,408	$—	$—	$3,851,934	$69,408

Number of securities with unrealized losses		625		—		625
Percent investment grade (AAA through BBB-)		84%		—		84%

Total equity securities available for sale	$17,826	$1,417	$—	$—	$17,826	$1,417

The unrealized losses on the securities in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. Because the Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost bases, which may be maturity, the Company does not consider those investments to be other than temporarily impaired at December 31, 2018 and 2017. For equity securities, the Company evaluated the near-term prospects of the issuer in relation to the severity and duration of the impairment. Based on that evaluation and the Company's ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2018 and 2017.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) for fixed maturity securities, the Company's intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.
The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Balance at beginning of period	$—	$—	$(6,866)	$(8,410)
Credit losses for which an other-than-temporary impairment
was not previously recognized	(1,634)	(19)	—	(2,954)
Reduction for securities sold during the year or intended to be sold	—	19	—	4,779
Additional credit loss impairments on securities previously impaired	—	—	—	(281)
Balance at end of period	$(1,634)	$—	$(6,866)	$(6,866)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
Major categories of net investment income are summarized as follows for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Interest on fixed maturity investments, available for sale	$1,237,319	$935,213	$75,244	$865,746
Interest on fixed maturity investments, trading	5,973	5,853	555	6,740
Interest on notes receivable from related parties	200,712	164,967	14,927	150,068
Dividends on equity securities, available for sale	—	1,293	—	2,195
Dividends on equity securities at fair value	285	—	—	—
Interest on mortgage loans	151,268	108,371	7,867	97,495
Interest on mortgage loans, fair value option	—	—	—	86
Interest on policy loans	31,101	27,959	2,459	29,135
Interest on short-term investments	31,421	11,098	552	17,709
Other	15,440	4,369	462	4,263
Total investment income	1,673,519	1,259,123	102,066	1,173,437

Less:
Investment expenses	60,444	51,549	4,474	74,582
Ceded to reinsurer	5,973	5,853	555	6,826
Net investment income	$1,607,102	$1,201,721	$97,037	$1,092,029
Proceeds from sales of fixed maturity investments and equity securities (prior to January 1, 2018) available for sale and realized gains and losses are as follows for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Proceeds from sales	$7,021,981	$5,115,774	$478,567	$7,802,859
Gross realized gains	31,992	38,195	7,619	127,835
Gross realized losses	57,709	18,826	582	36,930

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
Net realized/unrealized gains (losses), net of ceded reinsurance gains and associated amortization of DAC, DSI, and VOBA, consist of the following for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$(26,008)	$19,705	$5,817	$91,399
Equity securities	—	1,597	47	(1,648)
Total net realized gains, available for sale	(26,008)	21,302	5,864	89,751

Other invested assets	3,228	3,011	(256)	(8,481)

Related impact on DAC, DSI, and VOBA and reserves	49	(4,071)	(1,593)	(20,542)

Net realized/unrealized gains (losses), trading and fair value option:
Fixed maturity investments	(5,449)	4,235	432	1,739
Mortgage loans	—	—	—	44
Total net realized/unrealized gains (losses), trading and fair value option	(5,449)	4,235	432	1,783

Other realized/unrealized gains (losses):
FX gains (losses) on monetary asset	(47,092)	39,606	9,853	(51,862)
Equity securities at fair value	(418)	4	(8)	39
Embedded Derivatives	5,846	(2,788)	(405)	(1,250)
Other	(1,128)	330	(2,405)	640
Total other realized/unrealized gains (losses)	(42,792)	37,152	7,035	(52,433)
Net realized/unrealized gains (losses) before ceded reinsurance	(70,972)	61,629	11,482	10,078

Net ceded reinsurance (gains) losses	(347)	(1,451)	(19)	(572)
Net realized/unrealized gains (losses) before impairments	(71,319)	60,178	11,463	9,506

Impairments:
OTTI of available-for-sale securities	(6,812)	(1,369)	—	(3,235)
Total impairments	(6,812)	(1,369)	—	(3,235)

Net realized/unrealized gains (losses)	$(78,131)	$58,809	$11,463	$6,271

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
The Company recognized $0.2 million of net unrealized losses on equity securities at fair value held at December 31, 2018.
There were no outstanding agreements to sell securities at December 31, 2018.
At December 31, 2018 and 2017, the Company pledged securities and cash with a market value of approximately $0 million and $118.3 million, respectively, as collateral in relation to its structured institutional products (see Note 17).
At December 31, 2018 and 2017, the Company pledged securities with a market value of approximately $213.2 million and $253.3 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).
At December 31, 2018 and 2017, available-for-sale bonds with a carrying value of $3.3 million and $4.4 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.
Mortgage Loans
Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property's operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company's mortgage loan portfolio was as follows at December 31:
	December 31
	2018	2017
	Successor	Successor
	(In Thousands)

Commercial mortgage loans	$1,648,799	$1,916,366
Residential mortgage loans	12,353	12,907
Total carrying cost	$1,661,152	$1,929,273

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
The Company acquired $113.0 million and sold $516.7 million commercial mortgage loans during the year ended December 31, 2018. The Company acquired $284.5 million and sold no commercial mortgage loans during the period from February 1, 2017 through December 31, 2017. The Company did not acquire or sell commercial mortgage loans during the period from January 1, 2017 through January 31, 2017. The Company issued $0.4 million and sold no residential mortgage loans during the year ended December 31, 2018. The Company issued $7.4 million and sold no residential mortgage loans during the period from February 1, 2017 through December 31, 2017. The Company did not issue or sell residential mortgage loans during the period from January 1, 2017 through January 31, 2017.
The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages.
The commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows at December 31:
	2018		2017
	Successor		Successor
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
West North Central	$579,295	35%	$579,817	29%
South Atlantic	365,135	22	265,376	14
Pacific	273,158	17	211,423	11
Foreign	265,547	16	667,026	35
East North Central	53,084	3	79,176	4
West South Central	39,910	2	57,509	3
Mountain	21,303	1	22,042	1
Middle Atlantic	30,722	2	12,440	1
New England	10,976	1	11,477	1
East South Central	9,669	1	10,080	1
Total	$1,648,799	100%	$1,916,366	100%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
	2018		2017
	Successor		Successor
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Property type distribution
Office	$360,306	22%	$380,730	20%
Hotel/Motel	264,765	16	123,371	6
Apartments/Multifamily	210,394	13	459,317	24
Retail	125,890	8	160,114	8
Industrial	55,301	3	103,203	5
Other	632,143	38	689,631	37
Total	$1,648,799	100%	$1,916,366	100%

The residential mortgages are concentrated in the United States. Most of the debtors of these residential mortgages are officers of the Company or of SBC.
The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital's Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category "CM4 and below" having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal "watch list."
Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal "watch list." Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
The Company's commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:
	2018	2017
	Successor	Successor
	(In Thousands)

CM1	$283,093	$340,649
CM2	989,201	1,296,871
CM3	263,954	153,943
CM4 and Below	112,551	124,903
	$1,648,799	$1,916,366

The residential mortgage loan portfolio is monitored based on performance of the loans. The Company defines nonperforming residential mortgage loans as loans which are 90 days or greater delinquent or on non-accrual status. All of the residential mortgage loans were performing as of December 31, 2018 and 2017.
Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on nonaccrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2018 and 2017, there were no mortgage loans on non-accrual status.
The Company did not have a valuation allowance as of December 31, 2018 and 2017 on the mortgage portfolio.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
Repurchase Agreements
The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company's policy requires that, at all times during the term of the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company's obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities sold for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2018 was 31 to 90 days. The Company had no outstanding repurchase agreements as of December 31, 2017. The carrying value of the securities pledged for the repurchase agreements was $319.2 million and $0 million as of December 31, 2018 and 2017, respectively. The repurchase obligation was $302.9 million and $0 million as of December 31, 2018 and 2017, respectively, and is included in repurchase agreements on the consolidated balance sheets.
Reverse Repurchase Agreements

The Company enters into reverse repurchase agreements, whereby the Company lends cash to a counterparty at an agreed-upon interest rate for an agreed-upon time frame and receives collateral in the form of securities. At the end of the agreement, the loan amount is repaid to the Company along with the additional agreed-upon interest, and the securities pledged to the Company are returned to the counterparty. The Company's policy requires that, at all times during the term of the reverse repurchase agreement, cash or other forms of collateral provided is at least equal or more than the amount loaned. The risks associated with the Reverse Repurchase Agreement program are primarily related to declines in the value of the pledged securities collateralizing its loan, which, if occurred, results in cash needing to be returned to the Company or additional securities needing to be pledged to the Company. The Company had no outstanding reverse repurchase agreements as of

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2.   Investments (continued)
December 31, 2018. As of December 31, 2018 and 2017, the Company held no reverse repurchase agreements.
3. Variable Interest Entities
Following is a discussion of the Company's interest in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
Collateralized Financing Entities
During 2018 and 2017, the Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the related assets of the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders' interests in the CFE, which is carried at amortized cost. There is no equity within the CFEs; therefore, the consolidation did not impact the Company's equity balances. If the Company were to liquidate, the assets of the CFE would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. However, the Company's investment in the notes would be available to its general creditors. Additionally, the other investors in the CFEs have no recourse to the Company's general assets for the debt issued by the CFEs. Therefore, such debt is not the Company's obligation.
The total assets of consolidated CFEs were $2,636.6 million and $3,102.9 million at December 31, 2018 and 2017, respectively. The total liabilities of consolidated CFEs were $111.7 million and $538.5 million at December 31, 2018 and 2017, respectively.
Real Estate Mortgage Investment Conduit
During 2016, the Company invested in pass through certificates of a Real Estate Mortgage Investment Conduit (REMIC) that held a commercial mortgage loan (CML). The Company, together

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3.   Variable Interest Entities (continued)
with its related parties, purchased more than 50% of all the outstanding certificates. The Company holds the greatest share of the REMIC's outstanding certificates, is therefore considered to be the primary beneficiary and, accordingly, has consolidated the REMIC's financial statements.
In consolidating the REMIC, the purchased certificates are eliminated and the Company records the underlying commercial mortgage loan of the REMIC on the Company's consolidated balance sheets. The certificates owned by other investors are recorded as a liability on the Company's consolidated balance sheets, which is carried at amortized cost. If the Company were to liquidate, the CML would not be available to its general creditors, and as a result, the Company does not consider the CML available for the benefits of its investors. However, the Company's investment in the certificates would be available to the Company's general creditors. Additionally, the other investors in the REMIC have no recourse to the Company's general assets for the debt issued by the REMIC. Therefore, such debt is not the Company's obligation.
The total assets of the consolidated REMIC were $531.6 million and $531.0 million at December 31, 2018 and 2017, respectively. The total liabilities of the consolidated REMIC were $277.2 million and $276.9 million at December 31, 2018 and 2017, respectively.
Unconsolidated Variable Interest Entities
The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE. The total investment in these uncoslidated CFEs were $6,108.0 million and $5,268.0  million at December 31, 2018 and 2017, respectively, which is also the maximum exposure. Substantially all of the investments in uncosolidated CFEs were collateralized loan obligations at December 31, 2018 and 2017.
The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not the primary beneficiary. The Company's carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $344.9 million and $286.4 million at December 31, 2018 and 2017, respectively, compared to its maximum exposure to loss of $414.6 million and $310.9 million at December 31, 2018 and 2017, respectively. The Company's maximum exposure to loss of these VIEs is based on existing investments in and additional commitments made to joint ventures and partnerships. The carrying value of

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3.   Variable Interest Entities (continued)
unconsolidated investments accounted for under the measurement alternative was $228.5 million at December 31, 2018. Total assets of unconsolidated entities carried at fair value amounted to $215.7 million at December 31, 2017. Total assets of these unconsolidated entities under the equity method of accounting amounted to $129.2 million and $70.7 million at December 31, 2018 and 2017, respectively.
4. Derivative Instruments
The Company's overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in earnings associated with assets held and liabilities incurred or expected to be incurred. The Company's risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.
The Company recognizes all derivative financial instruments, such as swaps, currency forwards, call options and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.
The Company sells fixed indexed deferred annuity contracts which credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of call options, futures, and swaps on the applicable indices to fund the index credits due to the index annuity policyholders. On the respective anniversary dates of the indexed annuity contracts, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. The Company manages the cost of these purchases through the terms of the fixed indexed annuities, which permits it to change caps or spreads subject to respective guaranteed minimums or maximums on each policy's anniversary date. By adjusting caps or spreads the Company can manage option costs except in cases where contractual features would prevent further modifications. Although the call options are designed to be effective hedges from an economic standpoint, the Company has not applied hedge accounting under ASC 815.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4.   Derivative Instruments (continued)
The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.
The Company has certain variable annuity guaranteed living benefit (GLB) products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 and ASC 820, Fair Value Measurements (ASC 820). The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.
In addition, the Company is party to coinsurance with funds withheld reinsurance arrangement with Guggenheim Life and Annuity Company (GLAC), a related party, (see Note 10) and a coinsurance agreement with an unrelated party. Under ASC 815, the Company's reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the risk associated with the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the segregated assets. The value of the embedded derivative in the coinsurance agreement is equal to the value of the embedded derivative in the fixed indexed product.
The Company has entered into currency forwards that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4.   Derivative Instruments (continued)
The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional amount. As of December 31, 2018, the Company has not elected hedge accounting treatment for these swaps.
The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.
Notional amounts are used to express the extent of the Company's involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.
The notional amounts and fair value of the Company's call options, swaps, and currency forwards by counterparty as of December 31 are as follows:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4.   Derivative Instruments (continued)
				2018
				Successor
Counterparty	Credit Rating (S&P)		Credit Rating (Moody's)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A		A2	$395,788	$2,282
BNP Paribas	A		Aa3	1,364,677	9,360
Bank of America, N.A.	A	+	Aa3	182,300	67
Canadian Imperial Bank of Commerce	A	+	Aa2	1,070,464	27,727
Citibank, N.A.	A	+	A1	1,842,034	77,546
Goldman Sachs International	A	+	A1	715,200	4,208
JPMorgan Chase Bank, NA	A	+	Aa2	650,200	40,294
Merrill Lynch International	A	+	N/A	917,315	36,470
Morgan Stanley & Co International PLC	A	+	A1	2,922,228	44,553
Morgan Stanley Capital Services LLC	A	+	A1	2,004,776	106,240
Natixis, SA	A	+	A1	576,003	6,345
Royal Bank of Canada	AA	-	Aa2	35,700	336
The Royal Bank of Scotland PLC	BBB	+	Baa2	698,200	2,538
Societe Generale	A		A1	845,880	6,561
UBS AG	A	+	Aa3	773,847	6,796
Exchange Traded	N/A		N/A	2,123,941	14,311
				$17,118,553	$385,634

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4.   Derivative Instruments (continued)
				2017
				Successor
Counterparty	Credit Rating (S&P)		Credit Rating (Moody's)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A	-	A1	$25,756	$557
BNP Paribas	A		Aa3	1,193,126	49,070
Bank of America, N.A.	A	+	A1	205,700	14,056
Citibank, N.A.	A	+	A1	2,430,395	58,116
Goldman Sachs International	A	+	A1	1,142,869	42,693
JPMorgan Chase Bank, NA	A	+	Aa3	371,000	70,776
Merrill Lynch International	A	+	N/A	454,915	22,390
Morgan Stanley & Co International PLC	A	+	A1	2,909,056	182,545
Morgan Stanley Capital Services LLC	A	+	A1	1,559,884	161,561
Natixis, SA	A		A2	38,328	(184)
The Royal Bank of Scotland PLC	BBB	+	A3	2,081,650	23,081
Societe Generale	A		A2	510,800	114,192
UBS AG	A	+	A1	1,002,127	49,101
Exchange Traded	N/A		N/A	2,053,172	41,231
				$15,978,778	$829,185

Collateral posted by counterparties at December 31, 2018 and 2017, applicable to derivative instruments, was $333.0 million and $542.3 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents. This collateral is restricted as to its use. The obligation to repay the collateral is reflected on the consolidated balance sheets in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. At December 31, 2018 and 2017, collateral posted by the counterparties under the tri-party arrangements was $42.1 million and $283.6 million, respectively, which is not reflected on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4.   Derivative Instruments (continued)
The fair value of the Company's derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:
	Derivative Asset		Derivative Liability
	2018	2017	2018	2017
	Successor	Successor	Successor	Successor	Balance reported in
	(In Thousands)
Derivatives:
Interest rate swaps and total return swaps	$3,416	$369	$—	$—	Other invested assets
Call options	340,472	839,998	—	—	Call options
Currency forwards and swaps	41,126	—	—	11,180	Other invested assets
Futures	620	—	—	2	Other invested assets
Total derivative financial instruments	$385,634	$840,367	$—	$11,182

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$9,636	$13,305	Policy reserves and annuity account values
Fixed indexed annuity contracts	—	—	1,218,022	1,377,274	Policy reserves and annuity account values
Reinsurance contracts	4,835	327	—	—	Other assets
Commission assignment	15,757	16,538	—	—	Other assets
Total embedded derivative financial instruments	$20,592	$16,865	$1,227,658	$1,390,579

The following table shows the change in the fair value of the derivative financial instruments, excluding fixed indexed annuity contracts, in the consolidated statements of operations for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor	Change of fair value reported in
	(In Thousands)
Derivatives:
Interest rate swaps and total return swaps	$(3,635)	$7,701	$—	$—	Change in fair value of derivatives
Call options	(282,615)	546,443	10,502	(78,606)	Change in fair value of derivatives
Currency forwards and swaps	66,245	(47,351)	(5,932)	49,230	Change in fair value of derivatives
Futures	1,563	13	—	—	Change in fair value of derivatives
Total change in derivative financial instruments	$(218,442)	$506,806	$4,570	$(29,376)

Embedded derivatives:
GMWB and GMAB reserves	$(3,669)	$(2,836)	$(253)	$5,762	Other benefits
Reinsurance contracts	(4,508)	3,437	587	764	Other benefits
Commission assignment	781	(219)	(1,584)	(14,735)	Other benefits
Total change in embedded derivative financial instruments	$(7,396)	$382	$(1,250)	$(8,209)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4.   Derivative Instruments (continued)
The changes in fair value of fixed indexed annuity contracts embedded derivative and other benefits is comprised of the following:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor	Change of fair value reported in
	(In Thousands)
Fixed indexed annuities - embedded derivatives					Change in fixed indexed annuity embedded derivative and related benefits
(see Note 15)	$(211,533)	$289,293	$18,480	$(85,617)
Other changes in difference between policy benefit					Change in fixed indexed annuity embedded derivative and related benefits
reserves computed using derivative accounting vs. long-duration contracts accounting	(213,722)	(33,838)	3,730	190,352
	$(425,255)	$255,455	$22,210	$104,735
The amounts presented as "Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting" represents the difference between policy benefit reserve change for fixed indexed annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed indexed annuities embedded derivatives that is presented as Level 3 liabilities in Note 15.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs
An analysis of the deferred policy acquisition cost asset balance is presented below for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Balance at beginning of period	$182,434	$—	$1,151,091	$1,016,929
Cost deferred	258,194	279,800	25,881	359,584
Imputed interest	9,604	3,685	2,161	22,548
Amortized to expense	(77,532)	(90,399)	(18,772)	(148,270)
Effect of realized (gains) losses	101	(212)	(848)	(10,685)
Effect of unrealized (gains) losses	48,226	(10,440)	(16,203)	(89,015)
Balance at end of period	$421,027	$182,434	$1,143,310	$1,151,091

6. Deferred Sales Inducement Costs
An analysis of the deferred sales inducement costs asset balance is presented below for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Balance at beginning of period	$76,362	$—	$969,608	$906,899
Costs deferred	75,198	80,161	6,851	107,713
Imputed interest	3,091	1,066	1,836	20,030
Amortized to expense	(8,179)	(3,895)	(1,116)	27,125
Effect of realized (gains) losses	33	(86)	(721)	(9,536)
Effect of unrealized (gains) losses	3,818	(884)	—	(82,623)
Balance at end of period	$150,323	$76,362	$976,458	$969,608

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired
The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Balance at beginning of period	$1,590,838	$1,787,946	$31,247	$30,514
Adjustment to Value of Business Acquired(1)	6,725	—	—	—
Imputed interest	47,185	54,189	139	1,588
Amortized to expense	(172,450)	(222,792)	550	386
Effect of realized gains	(85)	(3,773)	(24)	(321)
Effect of unrealized (gains) losses	99,930	(24,732)	23	(920)
Balance at end of period	$1,572,143	$1,590,838	$31,935	$31,247

(1)  In 2018 the Company recorded an adjustment to VOBA as a result of the one year measurement period in connection with the Transaction (see Note 13).
     The reclassification resulted in a shift of VOBA from a different subsidiary of SBLH to SBLIC.
The weighted average amortization period is 37 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 2.32% for the year ended December 31, 2018, 3.47% for the period from February 1, 2017 through December 31, 2017, 5.34% for the period from January 1, 2017 through January 31, 2017, and 5.34% for 2016.
The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:
2019	$110,769
2020	107,304
2021	103,859
2022	100,583
2023	97,745

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets
Property and Equipment
The following is a summary of property and equipment at cost less accumulated depreciation for the years ended December 31:
	2018	2017
	Successor	Successor
	(In Thousands)
Land and improvements	$6,680	$6,680
Building	51,723	48,326
Furniture	25	—
Computer software	272	272
	58,700	55,278
Less accumulated depreciation	4,416	2,087
Net property and equipment	$54,284	$53,191

Accumulated depreciation deducted from investment in real estate amounted to $4.2 million and $2.0 million at December 31, 2018 and 2017, respectively.
Airplane
The following is a summary of the asset held at cost less accumulated depreciation as of December 31:
	2018	2017
	Successor	Successor
	(In Thousands)

Airplane	$124,644	$124,644
Less accumulated amortization	(9,937)	(4,755)
	$114,707	$119,889

The asset is included in other invested assets on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets (continued)
Depreciation on the asset for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, in the amounts of $5.2 million, $4.8 million, $0.4 million, and $5.2 million, respectively, is included in commissions and other operating expenses in the consolidated statements of operations.
Business-Owned Life Insurance
The Company has invested in business-owned life insurance. The investment is carried in other assets on the consolidated balance sheets at net policy value of $21.7 million and $20.6 million at December 31, 2018 and 2017, respectively, with the change in net policy value recorded in other revenue of $1.1 million, $0.8 million, $0.1 million, and $0.6 million for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, respectively.
Company-Owned Life Insurance
The Company has invested in company-owned life insurance. The investment is carried in other assets at net policy value of $30.0 million and $31.6 million at December 31, 2018 and 2017, respectively, with the change in net policy value recorded as a decrease in other benefits of $1.6 for the year ended December 31, 2018 and an increase in other benefits of $4.6 million, $0.6 million, and $1.9 million for the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows (in thousands):

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)
	Pre-Tax	Tax	After-Tax
Predecessor
Other comprehensive income for the year ended December 31, 2016:
Unrealized gains on available-for-sale securities	$748,304	$(262,887)	$485,417
Foreign exchange adjustments on securities recorded at fair value	12,949	(4,114)	8,835
Reclassification adjustment for gains included in net income	(131,140)	46,462	(84,678)
OTTI losses recognized in earnings and other comprehensive income	3,235	(1,133)	2,102
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(172,558)	60,395	(112,163)
Policy reserves and annuity account values	(144,643)	50,625	(94,018)
Total other comprehensive income for the year ended December 31, 2016	$316,147	$(110,652)	$205,495

Other comprehensive income for the period ended January 31, 2017:
Unrealized gains on available-for-sale securities	$75,948	$(27,051)	$48,897
Foreign exchange adjustments on securities recorded at fair value	764	(274)	490
Reclassification adjustment for gains included in net income	(5,608)	2,051	(3,557)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(16,180)	5,802	(10,378)
Policy reserves and annuity account values	(20,492)	7,348	(13,144)
Total other comprehensive income for the period ended January 31, 2017	$34,432	$(12,124)	$22,308

Successor
Other comprehensive income for the period ended December 31, 2017:
Unrealized gains on available-for-sale securities	$241,382	$(76,625)	$164,757
Foreign exchange adjustments on securities recorded at fair value	3,776	(1,191)	2,585
Reclassification adjustment for gains included in net income	(24,313)	8,061	(16,252)
OTTI losses recognized in earnings and other comprehensive income	1,369	(432)	937
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(36,056)	11,372	(24,684)
Policy reserves and annuity account values	(28,693)	9,051	(19,642)
Total other comprehensive income for the period ended December 31, 2017	$157,465	$(49,764)	$107,701

Other comprehensive loss for the year ended December 31, 2018:
Unrealized gains on available-for-sale securities	$(680,152)	$130,086	$(550,066)
Foreign exchange adjustments on securities recorded at fair value	(6,678)	1,402	(5,276)
Reclassification adjustment for gains included in net income	22,780	4,784	27,564
OTTI losses recognized in earnings and other comprehensive income	6,812	1,431	8,243
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	151,974	(31,914)	120,060
Policy reserves and annuity account values	143,027	(30,036)	112,991
Total other comprehensive loss for the year ended December 31, 2018	$(362,237)	$75,753	$(286,484)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
9. Other Comprehensive Income (Loss)
Accumulated Other Comprehensive Income (continued)
	Foreign Currency Adjustment	Unrealized Gains (Losses) on Available-for-Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)

Predecessor
Accumulated other comprehensive income at January 1, 2016	$(8,835)	$(134,663)	$(143,498)
Other comprehensive income before reclassifications	8,835	279,287	288,122
Amounts reclassified from accumulated other comprehensive income(1)	—	(82,627)	(82,627)
Accumulated other comprehensive income at December 31, 2016	—	61,997	61,997

Other comprehensive income before reclassifications	490	25,375	25,865
Amounts reclassified from accumulated other comprehensive income(1)	–	(3,557)	(3,557)
Accumulated other comprehensive income at January 31, 2017	490	83,815	84,305

Successor
Adjustments related to change in control and legal structure	(490)	(83,815)	(84,305)
Accumulated other comprehensive income at February 1, 2017	—	—	—

Other comprehensive income before reclassifications	2,585	120,431	123,016
Amounts reclassified from accumulated other comprehensive income(1)	–	(15,315)	(15,315)
Comprehensive income	2,585	105,116	107,701

Change in accounting principle (see Note 1)	—	—	16,702
Accumulated other comprehensive income at December 31, 2017	2,585	105,116	124,403

Other comprehensive income before reclassifications	(5,276)	(317,015)	(322,291)
Amounts reclassified from accumulated other comprehensive income(1)	—	35,807	35,807
Comprehensive loss	(5,276)	(281,208)	(286,484)

Change in accounting principle (see Note 1)	—	866	866
Accumulated other comprehensive loss at December 31, 2018	$(2,691)	$(175,226)	$(161,215)

(1)
The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available-for-sale securities are included in net realized/unrealized gains (losses) and income tax expense in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
10. Reinsurance
Principal reinsurance assumed transactions are summarized as follows for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Reinsurance assumed:
Premiums received	$13,906	$14,543	$1,374	$17,598
Commissions paid	$2,367	$2,283	$189	$2,236
Claims paid	$6,371	$5,714	$704	$5,491
Surrenders paid	$78,534	$61,358	$5,902	$71,925

Principal reinsurance ceded transactions are summarized as follows for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Reinsurance ceded:
Premiums paid	$51,071	$60,059	$5,139	$83,146
Commissions received	$2,759	$4,994	$262	$4,158
Claim recoveries	$74,843	$56,765	$6,717	$73,311
Surrenders recovered	$258,883	$411,004	$20,221	$211,216

The Company is party to a coinsurance agreement with an unrelated party for certain individual fixed annuity and fixed indexed annuity contracts. At the same time the Company entered into this agreement, the Company also entered into an indemnity retrocession agreement through a coinsurance funds withheld reinsurance agreement with GLAC, whereby the Company ceded and GLAC assumed the same individual annuity contracts that the Company had coinsured.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
10. Reinsurance (continued)
The Company has ceded to GLAC reserves of $430.1 million and $457.5 million as of December 31, 2018 and 2017, respectively. These are recorded in policy reserve liability on the consolidated balance sheets.
The Company subsequently entered into an assumption reinsurance agreement to assume the previously mentioned annuity contracts converting those contracts to direct business. The annuity contracts continue to be covered under the indemnity retrocession agreement ceded to GLAC after the contracts are converted to direct business. Annuity contracts having reserves of $317.5 million and $337.5 million have been converted to direct business as of December 31, 2018 and 2017, respectively and ceded to GLAC. Annuity contracts having reserves of $112.6 million and $120.0 million as of December 31, 2018 and 2017, respectively, continue as assumed by the Company from the unrelated party and ceded to GLAC.
As of December 31, 2018 and 2017, the value of the Company's funds withheld liability under all its reinsurance agreements was $129.1 million and $135.5 million, respectively.
At December 31, 2018 and 2017, the Company has receivables totaling $1,972.7 million and  $2,171.6 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Life insurance in force ceded at December 31, 2018 and 2017 was $2,194.5 million and $2,314.2 million, respectively.
As of December 31, 2018 and 2017, the Company had $1,244.9 million and $1,437.6 million, respectively, of reserves that were uncollateralized by the reinsurer.
Through its consolidated captive reinsurance subsidiary, the Company entered into a stop loss insurance agreement with a third party US based reinsurance company. This stop loss agreement covers fixed indexed annuities with a guaranteed lifetime withdrawal benefit that are issued in 2018 and 2019. Under this stop loss agreement, if those annuity holders continue to make lifetime withdrawals beyond certain dollar thresholds within the stop loss coverage period (22-24 years), the third party insurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this stop loss agreement.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities
The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:
	2018	2017
	Successor	Successor
	(In Thousands)

Liabilities for investment-type insurance contracts:
Liabilities for individual annuities	$25,825,282	$25,556,857
Funding agreements	481,023	566,435
Other investment-type insurance contracts	1,343	1,354
Total liabilities for investment-type insurance contracts	26,307,648	26,124,646
Life and other reserves	2,017,645	2,217,540
Total policy reserves and annuity account values	$28,325,293	$28,342,186

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed indexed annuity contracts with GMDB invested in the general account as of December 31:
	2018			2017
	Successor			Successor
	Account Value	Net Amount	Weighted-Average Attained Age	Account Value	Net Amount	Weighted- Average Attained Age
		at Risk			at Risk
	(Dollars in Millions)

Rollup GMDB	$665	$161	74	$673	$133	73

The determination of GLWB and GMDB guarantees on fixed indexed annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed indexed annuity contract holders.
As of December 31, 2018 and 2017, the reserve liability for the GLWB guarantee on fixed indexed annuities was $1,466.9 million and $1,265.8 million, respectively, and the reserve liability for the GMDB guarantee on fixed indexed annuities was $27.9 million and $28.0 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)
The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:
	2018			2017
	Successor			Successor
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)
Return of premium	$1,291	$18	65	$1,522	$15	65
Reset	122	6	59	140	—	59
Roll-up	102	60	71	129	51	70
Step-up	3,525	74	68	4,046	34	67
Combo	82	25	74	100	19	73
Subtotal	5,122	183	67	5,937	119	66

Enhanced	3	—	70	4	—	69
Total GMDB	$5,125	$183	67	$5,941	$119	66

The determination of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2018 and 2017 was $14.4 million and $16.9 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2018 and 2017 was $16.2 million and $16.6 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2018 and 2017 was $6.8 million and $9.2 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)
The components of index credits and interest credited to account balances are summarized as follows:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Index credits	$480,036	$242,437	$14,798	$41,190
Interest credited to account balances	250,989	203,085	15,578	174,829
	$731,025	$445,522	$30,376	$216,019

12. Income Taxes
The Company is included in a consolidated Non-Life/Life federal income tax return filed by SBC. The Company is no longer subject to U.S. federal and state examinations by tax authorities for the years before 2013. For tax years 2014 and 2015, SBLIC is currently under audit by the IRS. The audits are not expected to have a material impact on the Company.
Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company has a receivable from SBC of $5.1 million and a payable to SBC of $40.8 million at December 31, 2018 and 2017, respectively, for taxes, which is included in other liabilities/assets on the consolidated balance sheets.
The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.
As of December 31, 2018 and 2017, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company recorded no interest expense for unrecognized tax benefits for the year ended December 31, 2018,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
12. Income Taxes (continued)
the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016.
Income tax expense consists of the following for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Current income tax expense	$67,384	$192,954	$9,260	$9,630
Deferred income tax (benefit) expense	(3,576)	(78,169)	(1,919)	87,879
Income tax expense	$63,808	$114,785	$7,341	$97,509

From a tax return perspective, the Company has $187.2 million of net operating loss carryforwards (NOLs). Based on the Internal Revenue Code (IRC) Section 382 limitation calculation, the Company's use of these NOLs is limited to $12.0 million per year. The Company believes it will be able to utilize the tax benefits associated with these deductions.

The Company had no NOLs in 2018 for any states in which it is required to file an income tax return.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
12. Income Taxes (continued)
The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)

Federal income tax expense computed at statutory rate	$91,187	$176,161	$8,303	$105,438
Increases (decreases) in taxes resulting from:
Valuation allowance	—	(2,142)	(346)	(37,948)
Dividends received deduction	(1,934)	(7,352)	(7)	(4,872)
Changes in uncertain tax positions	—	—	—	33,392
Prior period adjustments	400	(2,499)	—	1,654
Tax exempt interest	(500)	(970)	(31)	(446)
Tax rate differential	(22,755)	(40,549)	—	—
Other	(2,590)	(7,864)	(578)	291
Income tax expense	$63,808	$114,785	$7,341	$97,509

 "Other" in the above table includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
12. Income Taxes (continued)
Net deferred income tax assets and liabilities consist of the following as of December 31:
	2018	2017
	Successor	Successor
	(In Thousands)

Deferred income tax assets:
Future policy benefits	$409,221	$528,679
Credit carryover	8,666	8,666
Rider fee	10,508	9,754
Net unrealized loss on investments	87,826	—
Other	13,648	21,284
Total deferred income tax assets	529,869	568,383

Deferred income tax liabilities:
Deferred policy acquisition costs and deferred sales
inducements	94,114	29,020
Value of business acquired	330,150	334,076
Net unrealized capital gain on investments	—	56,040
Investments	44,930	51,095
Net unrealized gain on derivatives	4,487	123,520
Depreciation	28,017	27,895
Commission accrual	8,156	13,337
Other	18,232	8,591
Total deferred income tax liabilities	528,086	643,574
Net deferred income tax assets (liabilities)	$1,783	$(75,191)
The oldest credit carryover will expire in 2031 and relates to general business credits.
The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2018 and 2017.
The Tax Cuts and Jobs Act reduces the US  federal corporate tax rate from 35% to 21% along with other changes, including how tax reserves are computed. At December 31, 2017, the Company had not completed accounting for the tax effects of the enactment of the Tax Cuts and Jobs Act; however,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
12. Income Taxes (continued)
the Company had made a reasonable estimate of the effects on the existing deferred tax balances. At December 31, 2018, the Company has completed the accounting for the tax effects on the existing deferred tax balances. This did not result in any material modifications to the deferred tax balances.

13. Business Combinations and Pushdown Accounting
On January 31, 2017, the Company experienced a change of control transaction. This event met the definition of a business combination under ASC 805, Business Combinations (ASC 805).

Under GAAP, an acquirer of a business initially recognizes the acquired assets and liabilities at fair value. If the acquired business prepares separate financial statements, ASC 805 allows those statements to be prepared using the acquired company's historical basis or the "stepped-up" or "pushdown" basis of the acquirer. The Company has elected pushdown accounting to record its assets and liabilities at fair value as of the acquisition date of January 31, 2017 and a purchase price allocated to the Company of $1,846.1 million.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
13. Business Combinations and Pushdown Accounting (continued)
The following table summarizes the allocation of the purchase price, which was generally based upon estimated fair values of the assets acquired and liabilities assumed as of the acquisition date of January 31, 2017.
January 31, 2017
(In Thousands)
Assets
Investments:
Securities available for sale:
Fixed maturities	$16,746,415
Equity securities	49,906
Securities trading:
Fixed maturities	147,184
Equity securities	69
Notes receivable from related parties	4,356,695
Mortgage loans	1,651,183
Policy loans	444,558
Cash and cash equivalents	686,510
Short-term investments	38,904
Call options	388,743
Other invested assets	439,500
Total investments	24,949,667

Accrued investment income	238,963
Accounts receivable	101,764
Reinsurance recoverable	2,458,624
Property and equipment, net	55,272
Value of business acquired	1,787,946
Goodwill	96,708
Other assets	80,021
Separate account assets	5,489,878
Total assets	35,258,843

Liabilities:
Policy reserves and annuity account values	26,261,370
Funds withheld	168,347
Accounts payable and accrued expenses	132,933
Deferred income tax liability	81,340
Surplus notes	120,811
Notes payable related to commission assignments	67,284
Mortgage debt	23,033
Debt from consolidated variable interest entities	698,845
Note payable - SAILES 2, LLC	77,313
Other liabilities	291,577
Separate account liabilities	5,489,878
Total liabilities	33,412,731

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
13. Business Combinations and Pushdown Accounting (continued)

Net assets acquired	$1,846,112

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
14. Goodwill
Goodwill included on the consolidated balance sheets at December 31, 2018 and 2017 was $96.9 million and $96.7 million, respectively.
Goodwill is not subject to amortization. Impairment of goodwill is evaluated annually. As a result of the December 31, 2018 and 2017 annual impairment test, the Company determined that the carrying value of goodwill did not exceed fair value; therefore, no amounts were impaired. No impairments were recognized in 2018 and 2017.

15. Fair Value Measurements
Fair Value Hierarchy
In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:
Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
Determination of Fair Value
Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company's policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.
Cash equivalents
Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.
Fixed Maturity Investments
The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.
The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
Equity securities
Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.
Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.
 Short-term investments
Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 and 3.
Call options, currency forwards, swaps, and futures
Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.
Other invested assets
Other invested assets include investments in joint ventures and partnerships that are carried at fair value. The fair value of these investments is determined utilizing an external third party pricing specialist through the use of the market approach, income approach, and underlying asset approach. These investments are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)

Separate account assets
Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.
Reinsurance derivative asset/liability
The fair value of the reinsurance derivative is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.
Embedded derivatives – commission assignment
The fair value of the commission assignment embedded derivatives is determined by comparing the current period updated actuarial projected future cash flows, discounted to present value, to the amortized cost of the base level commission payments on the reporting date. The main variables considered in the actuarial projected future cash flows include: (i) policies that remain in-force; (ii) persistency expectations; (iii) expected future cash flows related to the level commission payments; and (iv) discount rate. These assets are included in Level 3.
Embedded derivatives – GMWB and GMAB reserves
The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)

Embedded derivatives – fixed indexed annuity contracts
Fair values of the Company's embedded derivative component of the fixed indexed annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company's best estimate assumptions for future policy growth and future policy decrements. The Company's best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.
One of the Company's fixed indexed annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period.  The guarantee is reset on each fifth policy anniversary while in the accumulation phase.  The fair value of the policy's embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value.  Discount rates are projected risk-free rates plus the Company's own credit spread margin.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories measured at fair value on a recurring basis:
	December 31, 2018 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$749,959	$743,959	$6,000
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	176,246	—	176,246	—
Obligations of government-sponsored enterprises	300,583	—	300,583	—
Corporate	9,010,826	—	1,660,342	7,350,484
Obligations of foreign governments	135	—	135	—
Municipal obligations	115,794	—	115,794	—
Commercial mortgage-backed	330,790	—	327,604	3,186
Residential mortgage-backed	25,337	—	19,868	5,469
Collateralized debt obligations	8,420	—	8,420	—
Collateralized loan obligations	7,660,444	—	6,832,150	828,294
Redeemable preferred stock	71,630	—	1,621	70,009
Other asset backed	3,468,498	—	1,545,541	1,922,957
Total fixed maturity investments	21,168,703	—	10,988,304	10,180,399
Equity securities:
Financial	171	—	—	171
Mutual funds	3,726	3,726	—	—
Total equity securities	3,897	3,726	—	171

Short-term investments	335,924	—	335,439	485
Call options	340,472	7,647	332,825	—
Currency forwards and swaps	41,126	—	41,126	—
Interest rate swaps and total return swaps	3,416	6,033	(2,617)	—
Futures	620	620	—	—
Reinsurance derivative asset	4,835	—	—	4,835
Commission assignment derivative asset	15,757	—	—	15,757
Separate account assets	4,905,380	3,043,580	—	1,861,800
Total assets	$27,570,089	$3,805,565	$11,701,077	$12,063,447

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$9,636	$—	$—	$9,636
Fixed indexed annuity contracts	1,218,022	—	—	1,218,022
Total liabilities	$1,227,658	$—	$—	$1,227,658

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
	December 31, 2017 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$571,436	$415,245	$156,191	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	252,679	—	252,679	—
Obligations of government-sponsored enterprises	370,222	—	370,222	—
Corporate	7,727,722	—	2,677,208	5,050,514
Obligations of foreign governments	1,148	—	1,148	—
Municipal obligations	276,726	—	273,090	3,636
Commercial mortgage-backed	563,479	—	557,873	5,606
Residential mortgage-backed	126,487	—	120,255	6,232
Collateralized debt obligations	8,960	—	7,943	1,017
Collateralized loan obligations	7,896,901	—	7,535,896	361,005
Redeemable preferred stock	7,267	—	7,267	—
Other asset backed	3,499,997	—	1,723,893	1,776,104
Total fixed maturity investments	20,731,588	—	13,527,474	7,204,114
Equity securities:
Communications	31,125	31,125	—	—
Financial	198	159	—	39
Consumer	10,227	10,227	—	—
Mutual funds	8,306	8,306	—	—
Government	4,618	—	—	4,618
Total equity securities	54,474	49,817	—	4,657

Short-term investments	28,505	—	—	28,505
Other invested assets	215,700	—	—	215,700
Call options	839,998	41,671	798,327	—
Interest rate swaps and total return swaps	369	(770)	1,139	—
Reinsurance derivative asset	327	—	—	327
Commission assignment derivative asset	16,538	—	—	16,538
Separate account assets	5,787,669	3,849,769	—	1,937,900
Total assets	$28,246,604	$4,355,732	$14,483,131	$9,407,741

Liabilities:
Currency forwards and swaps	$11,180	$—	$11,180	$—
Futures	2	2	—	—
Embedded derivatives:
GMWB and GMAB reserves	13,305	—	—	13,305
Fixed indexed annuity contracts	1,377,274	—	—	1,377,274
Total liabilities	$1,401,761	$2	$11,180	$1,390,579

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
Changes in Level 3 Fair Value Measurements
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2018 is as follows:
		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2018	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2018	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$5,050,514	$(15,270)	$(143,377)	$2,094,664	$363,953	$7,350,484	$(286)
Municipal obligations	3,636	—	—	—	(3,636)	—	—
Commercial mortgage-backed	5,606	(4)	(161)	(2,255)	—	3,186	—
Residential mortgage-backed	6,232	(5)	(82)	(676)	—	5,469	—
Collateralized debt obligations	1,017	—	—	—	(1,017)	—	(3)
Collateralized loan obligations	361,005	14,550	7,538	311,009	134,192	828,294	—
Other asset backed	1,776,104	18,108	11,886	(174,832)	291,691	1,922,957	(122)
Redeemable preferred stock	—	(255)	(4,736)	75,000	—	70,009	—
Total fixed maturity investments	7,204,114	17,124	(128,932)	2,302,910	785,183	10,180,399	(411)

Equity securities:
Financial	39	—	132	—	—	171	—
Government	4,618	1,227	—	(5,845)	—	—	—
Total equity securities	4,657	1,227	132	(5,845)	—	171	—

Short-term investments	28,505	—	(28)	(27,992)	—	485	—
Other invested assets	215,700	—	—	(215,700)	—	—	—
Reinsurance derivative asset	327	4,508	—	—	—	4,835	—
Commission assignment
derivative asset	16,538	(781)	—	—	—	15,757	—
Separate account assets(2)	1,937,900	(76,100)	—	—	—	1,861,800	—
Total assets	$9,407,741	$(54,022)	$(128,828)	$2,053,373	$785,183	$12,063,447	$(411)

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$13,305	$(3,669)	$—	$—	$—	$9,636	$—
Fixed indexed annuity contracts	1,377,274	(211,533)	—	52,281	—	1,218,022	—
Total liabilities	$1,390,579	$(215,202)	$—	$52,281	$—	$1,227,658	$—

(1)  Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)  Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
(3)  Unrealized gains (losses) on available-for-sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available-for-sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2018 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$5,128,022	$27,159	$2,461,774	$598,743	$2,094,664
Commercial mortgage-backed	—	—	2,195	60	(2,255)
Residential mortgage-backed	—	—	—	676	(676)
Other asset backed	523,991	—	13,072	199,910	311,009
Redeemable preferred stock	97,215	—	144,227	127,820	(174,832)
Collateralized loan obligations	75,000	—	—	—	75,000
Total fixed maturity investments	5,824,228	27,159	2,621,268	927,209	2,302,910

Equity securities:
Government	117,227	—	115,534	7,538	(5,845)
Total equity securities	117,227	—	115,534	7,538	(5,845)

Short-term investments	977	—	28,505	464	(27,992)
Other invested assets	—	—	—	215,700	(215,700)
Total assets	$5,942,432	$27,159	$2,765,307	$1,150,911	$2,053,373

Liabilities:
Embedded derivatives:
Fixed indexed annuity contracts	$—	$85,493	$—	$33,212	$52,281
Total liabilities	$—	$85,493	$—	$33,212	$52,281

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the period from February 1, 2017 through December 31, 2017 is as follows:
		Total Realized/Unrealized
		Gains and Losses
	Balance at February 1, 2017	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2017	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$5,135,877	$(6,531)	$56,921	$(138,065)	$2,312	$5,050,514	$814
Municipal obligations	3,205	(11)	492	(50)	—	3,636	—
Commercial mortgage-backed	13,984	167	309	(2,861)	(5,993)	5,606	—
Residential mortgage-backed	8,939	23	(8)	(2,722)	—	6,232	—
Collateralized debt obligations	2,643	16	58	—	(1,700)	1,017	—
Collateralized loan obligations	299,612	601	2,080	134,753	(76,041)	361,005	—
Other asset backed	1,587,744	(2,890)	6,591	200,446	(15,787)	1,776,104	—
Total fixed maturity investments	7,052,004	(8,625)	66,443	191,501	(97,209)	7,204,114	814

Equity securities:
Financial	24	—	15	—	—	39	—
Government	9,050	138	—	(4,570)	—	4,618	—
Total equity securities	9,074	138	15	(4,570)	—	4,657	—

Short-term investments	2,176	—	318	26,011	—	28,505	—
Other invested assets	—	—	19,700	196,000	—	215,700	—
Reinsurance derivative asset	3,764	(3,437)	—	—	—	327	—
Commission assignment
derivative asset	16,319	219	—	—	—	16,538	—
Separate account assets(2)	1,870,300	67,600	—	—	—	1,937,900	—
Total assets	$8,953,637	$55,895	$86,476	$408,942	$(97,209)	$9,407,741	$814

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$16,141	$(2,836)	$—	$—	$—	$13,305	$—
Fixed indexed annuity contracts	1,012,008	289,293	—	75,973	—	1,377,274	—
Total liabilities	$1,028,149	$286,457	$—	$75,973	$—	$1,390,579	$—

(1)  Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)  Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)  Unrealized gains (losses) on available-for-sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available-for-sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
The detail of the Level 3 purchases, issuances, sales, and settlements for the period from February 1, 2017 through December 31, 2017 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$2,637,843	$52,170	$2,452,855	$375,223	$(138,065)
Municipal obligations	—	—	—	50	(50)
Commercial mortgage-backed	—	—	2,811	50	(2,861)
Residential mortgage-backed	—	—	—	2,722	(2,722)
Collateralized loan obligations	101,633	—	(81,740)	48,620	134,753
Other asset backed	(541,151)	—	(816,496)	74,899	200,446
Total fixed maturity investments	2,198,325	52,170	1,557,430	501,564	191,501

Equity securities:
Government	150,142	—	154,712	—	(4,570)
Total equity securities	150,142	—	154,712	—	(4,570)

Short-term investments	28,187	—	—	2,176	26,011
Other invested assets	196,000	—	—	—	196,000
Total assets	$2,572,654	$52,170	$1,712,142	$503,740	$408,942

Liabilities:
Embedded derivatives:
Fixed indexed annuity contracts	$—	$99,554	$—	$23,581	$75,973
Total liabilities	$—	$99,554	$—	$23,581	$75,973

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the period from January 1, 2017 through January 31, 2017 is as follows:
		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2017	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at January 31, 2017	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
	Predecessor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$4,683,756	$39,239	$(40,112)	$384,747	$68,247	$5,135,877	$(44)
Municipal obligations	3,198	76	(69)	—	—	3,205	—
Commercial mortgage-backed	10,944	(138)	143	3,035	—	13,984	143
Residential mortgage-backed	9,019	3	(2)	(81)	—	8,939	(1)
Collateralized debt obligations	2,992	1,474	(1,823)	—	—	2,643	—
Collateralized loan obligations	550,867	(14,485)	13,509	(15,596)	(234,683)	299,612	—
Other asset backed	1,278,995	11,885	(13,827)	3,344	307,347	1,587,744	—
Total fixed maturity investments	6,539,771	38,054	(42,181)	375,449	140,911	7,052,004	98

Equity securities:
Financial	—	24	—	—	—	24	—
Government	9,200	—	—	(150)	—	9,050	—
Total equity securities	9,200	24	—	(150)	—	9,074	—

Short-term investments	2,176	—	—	—	—	2,176	—
Reinsurance derivative asset	4,351	(587)	—	—	—	3,764	—
Commission assignment
derivative asset	14,735	1,584	—	—	—	16,319	—
Separate account assets(2)	1,870,300	—	—	—	—	1,870,300	—
Total assets	$8,440,533	$39,075	$(42,181)	$375,299	$140,911	$8,953,637	$98

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$16,394	$(253)	$—	$—	$—	$16,141	$—
Fixed indexed annuity contracts	986,544	18,467	—	6,997	—	1,012,008	—
Total liabilities	$1,002,938	$18,214	$—	$6,997	$—	$1,028,149	$—
(1)    Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)    Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)    Unrealized gains (losses) on available-for-sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available-for-sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
The detail of the Level 3 purchases, issuances, sales, and settlements for the period from January 1, 2017 through January 31, 2017 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	Predecessor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$630,377	$355	$217,893	$28,092	$384,747
Commercial mortgage-backed	3,038	—	—	3	3,035
Residential mortgage-backed	—	—	—	81	(81)
Collateralized loan obligations	8,000	—	—	23,596	(15,596)
Other asset backed	4,916	—	—	1,572	3,344
Total fixed maturity investments	646,331	355	217,893	53,344	375,449

Equity securities:
Government	150	—	300	—	(150)
Total equity securities	150	—	300	—	(150)
Total assets	$646,481	$355	$218,193	$53,344	$375,299

Liabilities:
Embedded derivatives:
Fixed indexed annuity contracts	$—	$8,650	$—	$1,653	$6,997
Total liabilities	$—	$8,650	$—	$1,653	$6,997

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
Transfers
Transfers of assets and liabilities measured at fair value between hierarchy levels for the year ended December 31, 2018 are as follows:
	Transfers out of Level 1 into Level 2	Transfers out of Level 1 into Level 3	Transfers out of Level 2 into Level 1	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 1	Transfers out of Level 3 into Level 2
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$—	$—	$—	$385,443	$—	$(21,490)
Municipal obligations	—	—	—	—	—	(3,636)
Collateralized debt obligations	—	—	—	—	—	(1,017)
Collateralized loan obligations				247,354		(113,162)
Other asset backed	—	—	—	332,852	—	(41,161)
Total fixed maturity investments	$—	$—	$—	$965,649	$—	$(180,466)

Transfers of assets and liabilities measured at fair value between hierarchy levels for the period from February 1, 2017 through December 31, 2017 are as follows:
	Transfers out of Level 1 into Level 2	Transfers out of Level 1 into Level 3	Transfers out of Level 2 into Level 1	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 1	Transfers out of Level 3 into Level 2
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$—	$—	$—	$4,839	$—	$2,527
Commercial mortgage-backed	—	—	—	—	—	5,993
Collateralized debt obligations	—	—	—	—	—	1,700
Collateralized loan obligations	—	—	—	54,488	—	130,529
Other asset backed	—	—	—	33,891	—	49,678
Total fixed maturity investments	$—	$—	$—	$93,218	$—	$190,427

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
Transfers of assets and liabilities measured at fair value between hierarchy levels for the period from January 1, 2017 through January 31, 2017 are as follows:
	Transfers out of Level 1 into Level 2	Transfers out of Level 1 into Level 3	Transfers out of Level 2 into Level 1	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 1	Transfers out of Level 3 into Level 2

	Predecessor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$—	$—	$—	$78,598	$—	$10,351
Collateralized loan obligations	—	—	—	43,401	—	278,084
Other asset backed	—	—	—	313,769	—	6,422
Total fixed maturity investments	$—	$—	$—	$435,768	$—	$294,857

The majority of the assets transferred into level 3 during 2018 and 2017 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of level 3 during 2018 and 2017 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.
The transfers between levels are determined as of the end of the period for which the transfer is completed.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
Quantitative Information about Level 3 Fair Value Measurements
The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.
	As of December 31, 2018 (Successor)
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$5,837,382	Discount Model	Credit Spread	100 - 1174 [362] basis points (bps)
	189,635		Discount Rate	3.11% - 11.50% [7.46%]
	397,648	Spread Duration	Credit Spread	161 - 1069 [665] bps
	165,081	Yield Analysis	Yield	5.77% - 10.97% [8.71%]
	664,550	Trade Price	Recent Trade Price	100
	47,146	Waterfall	Cashflows
	4,613	Market Comparables	Credit Spread	342 bps
	1,773	Enterprise Value	BCF Multiple	6.7x
Collateralized loan obligations	503,359	Discount Model	Discount Rate	2.15% - 17.0% [10.91%]
	797		Credit Spread	371 bps
	9,760	Market Comparables	Credit Spread	332 bps
	1,598	Residual Equity	Residual Equity
Redeemable preferred stock	70,009	Market Comparables	Enterprise Value (EV) / EBITDA Multiple Price/Earnings Multiple Price/Revenues Multiple Price/Dividend Multiple	17.7x 11.7x 4.1x 10.5x
Other asset backed	1,194,564	Discount Model	Credit Spread	107 - 633 [402] bps
	28,400		Liquidity Spread	28.7 bps
	4,524		Discount Rate	9.50% - 10.50% [9.67%]
	39,870	Spread Duration	Credit Spread	161 bps
	9,157	Underlying Pricing Model	Market Value of Underlying Investments
	699	Yield Analysis	Yield	4.45%
Total fixed maturity investments	9,170,565

Equity securities - Financial	171	Market Comparables	Discount Rate	4.60%
Total equity securities	171

Reinsurance derivative asset	4,835	See Note (1)
Commission assignment
derivative asset	15,757	Income Approach	Years Discounted	0.08 yrs - 10.01 yrs [1.55 yrs]
			Interpolated Yield	4.48% - 7.12% [5.12%]
			Uncertainty Premium	0.44% - 10.08% [1.57%]
Separate account assets	1,861,800	Revenue Multiples	Projected Revenues	6.0 – 6.5x [6.26x]
		Discounted Cash Flow	Discount Rate	675 – 866 [764] bps
		Land Sale Comparison	Value per Buildable Square Footage	$170.00 - 380.00 [258.80]
		See Note (3)
Total assets	$11,053,128	See Note (2)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
	As of December 31, 2018 (Successor)
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$9,636	Discounted Cash Flow	Own credit spread	1.29%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Fixed indexed annuity contracts	1,218,022	Discounted Cash Flow	Own credit spread	1.29%
			Risk margin	0.13% - 0.17%
Total liabilities	$1,227,658

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)

	As of December 31, 2017 (Successor)
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$3,787,145	Discount Model	Credit Spread	44 - 769 [241] basis points (bps)
	33,831		Discount Rate	8.00% - 10.50% [8.98%]
	573,207	Spread Duration	Credit Spread	95 - 632 [609] bps
	18,736	Market Comparables	Eligible Free Cash Flow (EFCF) Multiple	6.9x
	4,808		Credit Spread	332 bps
	3,877		Broadcast Cash Flow (BCF) Multiple	16x
	53,889	Trade Price	Recent Trade Price	100
	6,096	Waterfall Model	Cash Flows
Municipal obligations	3,636	Discount Model	Credit Spread	251 bps
Collateralized loan obligations	235,109	Discount Model	Discount Rate	2.00% - 11.50% [5.84%]
	10,384	Market Comparables	Credit Spread	323 bps
	1,256	Residual Equity	Residual Equity
Other asset backed	1,110,527	Discount Model	Credit Spread	126 - 348 [162] bps
	5,358		Discount Rate	8.50% - 9.50% [8.67%]
	40,000	Spread Duration	Credit Spread	95 bps
	44,083	Trade Price	Recent Trade Price	100
Total fixed maturity investments	5,931,942

Equity securities - Financial	39	Market Comparables	EBITDA Multiple	6.2x
Total equity securities	39

Other invested assets - Joint
venture and partnership
investments	215,700	Market Comparables	Market Value of Invested Capital	5.5x - 6.0x
			to Revenue	186 - 750 bps
		Discount Model	Discount Rate
Total other invested assets	215,700

Reinsurance derivative asset	327	See Note (1)
Commission assignment
derivative asset	16,538	Income Approach	Years Discounted	0.08 yrs - 10.01 yrs [2.03 yrs]
			Interpolated Yield	3.27% - 5.43% [3.71%]
			Uncertainty Premium	0.44% - 10.08% [6.78%]
Separate account assets	1,937,900	Revenue Multiples	Projected Revenues	5.5x - 6.0x [5.72x]
		Discounted Cash Flow	Discount Rate	582 - 800 [667] bps
		Land Sale Comparison	Value per Buildable Square Footage	$25.00 - 375.00 [255.33]
		See Note (3)
Total assets	$7,886,746	See Note (2)

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules (continued)
15. Fair Value Measurements (continued)
	As of December 31, 2017 (Successor)
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$13,305	Discounted Cash Flow	Own Credit Spread	0.86%
			Long-Term Equity Market Volatility	Market Consistent
			Risk Margin	5%
Fixed indexed annuity contracts	1,377,274	Discounted Cash Flow	Own Credit Spread	0.86%
			Risk Margin	0.13% - 0.17%
Total liabilities	$1,390,579

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative.
(2)	The tables above exclude certain securities for which the fair value of $1,010.3 million and $1,305.2 million as of December 31, 2018 and 2017, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2018 and 2017 was determined through a third party valuation of the fair value of the underlying investments.
Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.
Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed indexed annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed indexed annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company's credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.
Measurement Alternative for Measuring Equity Investments
The Company accounts for certain equity investments without readily determinable fair values under the measurement alternative. This accounting election was not available prior to January 1, 2018. The carrying value of equity investments accounted for under the measurement alternative was $228.5 million at December 31, 2018. There were no impairments or adjustments to the carrying value for the year ended December 31, 2018.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:
	December 31, 2018
	Successor
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,661,152	$1,669,671	$—	$535,573	$1,134,098
Notes receivable from related parties	3,155,718	3,155,718	—	3,149,718	6,000
Policy loans	81,030	81,129	—	—	81,129
Business-owned life insurance	21,663	21,663	—	—	21,663
Company-owned life insurance	30,030	30,030	—	—	30,030
Supplementary contracts without life
contingencies	(65,758)	(59,827)	—	—	(59,827)
Individual and group annuities	(6,143,216)	(6,002,280)	—	—	(6,002,280)
Debt from consolidated VIEs	(364,510)	(353,071)	—	—	(353,071)
Notes payable related to commission
assignments	(25,268)	(25,268)	—	—	(25,268)
Surplus notes	(119,103)	(121,357)	—	—	(121,357)
Mortgage debt	(13,381)	(14,087)	—	—	(14,087)
Reverse repurchase agreements	(302,898)	(302,898)	—	(302,898)	—
Separate account liabilities	(4,905,380)	(4,905,380)	(3,043,580)	—	(1,861,800)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
15. Fair Value Measurements (continued)
	December 31, 2017
	Successor
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,929,273	$1,938,355	$—	$—	$1,938,355
Notes receivable from related parties	3,492,861	3,492,861	—	3,189,861	303,000
Policy loans	465,701	465,264	—	—	465,264
Business-owned life insurance	20,594	20,594	—	—	20,594
Company-owned life insurance	31,555	31,555	—	—	31,555
Supplementary contracts without life
contingencies	(57,132)	(53,228)	—	—	(53,228)
Individual and group annuities	(6,523,541)	(6,557,764)	—	—	(6,557,764)
Debt from consolidated VIEs	(645,919)	(655,394)	—	—	(655,394)
Notes payable related to commission
assignments	(46,174)	(46,174)	—	—	(46,174)
Surplus notes	(119,916)	(123,212)	—	—	(123,212)
Note payable - SAILES 2, LLC	(69,695)	(71,143)	—	—	(71,143)
Mortgage debt	(19,641)	(21,202)	—	—	(21,202)
Separate account liabilities	(5,787,669)	(5,787,669)	(3,849,769)	—	(1,937,900)

16. Commitments and Contingencies
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $119.7 million and $24.6 million at December 31, 2018 and 2017, respectively, over the next several years as required by the general partner.
As of December 31, 2018 and 2017, the Company had committed up to $1,431.3 million and $1,264.2 million, respectively, in unfunded bridge loans, unfunded revolvers, and other private investments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
16. Commitments and Contingencies (continued)
Expected future minimum rent income related to the SAILES operating lease (see Note 1) to be received as of December 31 is as follows (in thousands):
2019	$16,398
2020	16,398
2021	16,398
2022	16,398
2023	16,398
Thereafter	19,131

The amounts received under the lease is recorded in other revenues in the consolidated statements of operations.
Guarantees of related parties: The Company provided payment guarantees on behalf of its related party, SE2, LLC (SE2), to certain SE2 customers for all obligations and liabilities arising or incurred under the third-party administration agreements between such customers and SE2.
Other legal and regulatory matters: The Company is party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company's results of operations or financial condition.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
17. Debt
Line of Credit
At December 31, 2018, the Company has access to a $477.9 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (2.65% at December 31, 2018). The Company had no borrowings under this line of credit at December 31, 2018 and 2017. The amount of the line of credit is determined by the fair market value of the Company's available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2018.
Surplus Notes
The Company has outstanding surplus notes with a carrying value of $119.1 million and $119.9 million at December 31, 2018 and 2017, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.
Notes Payable Related to Commission Assignments
Gennessee Insurance Agency, LLC had a note outstanding of $14.8 million and $22.2 million as of December 31, 2018 and 2017, respectively, which bears interest at a rate of 7.0%, maturing August 15, 2025.
Dunbarre Insurance Agency, LLC had notes outstanding as of December 31, 2018 and 2017 of $10.8 million and $24.0 million, respectively, which bear interest with rates ranging from 7.0% to 12.0%, with maturities ranging from July 15, 2020 to June 16, 2025.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
17. Debt (continued)
Other Debt
SAILES had a long-term note outstanding with a related party as of December 31, 2017 of $69.6 million, which had an interest rate of 6.0% per annum and maturing on February 28, 2025. The loan amortized quarterly in arrears to the final maturity date. The loan was repaid in May 2018.
Mortgage Debt

The primary mortgage financing for the Company's home office property was arranged through FHLB. Although structured as a sale-leaseback transaction, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company.
The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $318,754. The financing is collateralized by a first mortgage on the premises.
The outstanding mortgage balance at December 31, 2018 and 2017, of $13.4 million and $19.6 million, respectively, is reflected on the consolidated balance sheets in mortgage debt.
Future Principal Payments
At December 31, 2018, future principal payments for the years ending December 31 are as follows (in thousands):
Mortgage Debt
2019	$3,120
2020	3,336
2021	3,568
2022	1,875
2023	—
Thereafter	—
$11,899

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
17. Debt (continued)
Interest expense as presented in the consolidated statements of operations consisted of the following for the periods ended:
		February 1,	January 1,
	Year Ended	2017 Through	2017 Through	Year Ended
	December 31,	December 31,	January 31,	December 31,
	2018	2017	2017	2016
	Successor	Successor	Predecessor	Predecessor
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,637	$5,934	$659	$10,283
Debt from consolidated VIE interest	72,558	51,081	5,701	36,281
Notes payable related to commission	2,792	3,990	407	6,558
assignments interest
Note payable - SAILES 2, LLC interest	3,901	3,263	425	5,352
Mortgage debt interest	484	1,194	119	1,522
Total debt/notes payable interest	86,372	65,462	7,311	59,996
Repurchase agreement interest	2,003	807	—	3,221
Other interest	10,298	3,956	116	983
Total	$98,673	$70,225	$7,427	$64,200

18. Related-Party Transactions
There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).
The Company reported amounts receivable from parent, subsidiaries and related parties of $2.1 million and $2.0 million at December 31, 2018 and 2017. The Company reported amounts payable to parent, subsidiaries and related parties of $18.6 million and $17.3 million at December 31, 2018 and 2017, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.
The Company occasionally receives loan representation fees, origination fees, and commitment fees for performing activities related to the creation of a new loan. These fees are deferred and amortized into income over the life of the loan. The Company received $0.0 million and $1.9 million for the years ended December 31, 2018 and 2017, respectively, in such fees from related parties. The

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
18. Related-Party Transactions (continued)
Company recognized income for these fees of $2.2 million, $0.2 million, $0.1 million, and $0.8 million for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, respectively, which is included in other revenues in the consolidated statements of operations.
The Company paid $25.8 million and $24.1 million for the years ended December 31, 2018 and 2017, respectively, for loan origination costs with related parties. These loan origination costs are deferred and amortized over the life of the loan. The Company recognized amortization expense of $2.9 million, $0.7 million, $0.2 million, and $2.1 million for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, respectively, which is included in commissions and other operating expenses in the consolidated statements of operations.
As of December 31, 2018 and 2017, the Company had the following investments in related parties with interest rates ranging from 2.4% to 7.9% and maturity dates ranging from February 2019 through April 2024. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
18. Related-Party Transactions (continued)
	2018	2017
	Successor	Successor
	(In Thousands)

Banner Creek Bridge, LLC	$387,000	$—
Canon Portfolio Trust, LLC	—	52,000
CBAM Funding 2016-1, LLC	—	20,000
Holliday Park, LLC	361,401	—
LAISAH, LLC	421,353	—
McLean Funding, LLC	—	65,000
Note Funding 1892, LLC	212,000	291,000
Note Funding 1892-2, LLC	270,000	375,000
Oneida Portfolio Trust, LLC	—	250,000
Ozawkie, LLC	—	365,000
Padfield AH, LLC	—	262,000
SCF Realty Funding, LLC	—	230,000
Shamrock Valley, LLC	520,013	—
Stonebriar Commercial Finance, LLC	—	513,000
Triple8, LLC	438,000	—
Tumbleweed Funding, LLC	—	365,000
Other	545,951	704,861
	$3,155,718	$3,492,861

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
18. Related-Party Transactions (continued)
As of December 31, 2018 and 2017, the Company had the following individually material investments in other related parties. These investments are included in mortgage loans and fixed maturity investments available for sale on the consolidated balance sheets:
	2018	2017
	Successor	Successor
	(In Thousands)

American Media & Entertainment	$215,000	$215,000
American Media Productions, LLC	351,636	383,224
Cain International, LLC	595,260	548,139
Canon Portfolio Trust, LLC	216,330	—
Cardamom RE HQ, LLC	—	185,794
CBAM 2017-1, LTD	250,003	265,018
CBAM 2017-2, LTD	352,890	375,801
CBAM 2017-3, LTD	286,061	301,875
CBAM 2017-4, LTD	266,619	283,937
CBAM 2018-5, LTD	235,656	—
CBAM 2018-6, LTD	248,369	—
CBAM 2018-7, LTD	204,490	—
CBAM CLO Management, LLC	264,357	226,615
Efland Funding, LLC	130,365	177,328
Eldridge Equipment Finance, LLC	210,516	—
Four Six Four Aircraft Issuer	372,438	406,660
Guggenheim Private Debt Funding	239,726	235,109
5180-2 CLO, LP	—	331,976
Maranon Loan Funding, LTD	—	131,350
Mayfair Portfolio Trust, LLC	—	175,000
Oasis BH, LLC	235,000	—
One Sky Flight, LLC	206,103	—
Oneida Portfolio Trust, LLC	204,860	—
Original Narrative Library, LLC	248,000	—
SCF Realty Capital Master Trust	366,721	371,786
Steamboat Portfolio Trust, LLC	215,544	181,000
Stonebriar Holdings, LLC	124,913	528,290
Three L Finance Holdings, LLC	211,504	—
Wanamaker Portfolio Trust, LLC	682,546	218,691
Wind River CLO, LTD	—	303,984
Other	3,272,209	2,466,909

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
18. Related-Party Transactions (continued)
The Company has contracted with Guggenheim Partners Investment Management, LLC to perform investment advisory services. The Company incurred fees of $3.4 million, $0.7 million, $0.1 million, and $13.0 million associated with the services performed for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, respectively. These fees are included in commissions and other operating expense in the consolidated statements of operations.
Pursuant to an agreement effective January 1, 2017, the Company paid $93.9 million, $79.3 million, and $5.3 million for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.
The Company entered into commission assignment agreements with Searcy Insurance Agency, LLC, South Blacktree Agency, LLC, and Saganaw Insurance Agency, LLC, related companies, making payments of $115.8 million, $109.0 million, $10.0 million, and $121.4 million for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, respectively.
The Company received payments under administrative service agreements of $10.4 million, $10.1 million, $0.9 million, and $10.2 million from related party sponsored mutual funds, for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, respectively. These fees are included in asset based fees in the consolidated statements of operations.
The Company received $18.5 million, $17.0 million, $1.5 million, and $16.0 million for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
18. Related-Party Transactions (continued)
The Company paid fees of $161.8 million, $143.4 million, $17.0 million, and $214.9 million for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, respectively, to various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses in the consolidated statements of operations.
During 2018, the Company sold two commercial mortgage loans with proceeds of $516.7 million and entered into short-term intercompany promissory notes with Shamrock Valley, LLC (Shamrock), a related party. The short-term notes outstanding as of December 31, 2018 had a balance of $520.0 million. The notes had similar terms with interest rates ranging from 5.75% to 7.75% and maturities from July 23, 2019 to December 22, 2019. The Company recorded interest on the Shamrock notes of $0.6 million in 2018.
The Company received $300.0 million and $650.0 million in capital contributions from SBLH during 2018 and 2017, respectively. The Company paid $30.0 million and $20.0 million in dividends to SBLH during 2018 and 2017, respectively.
19. Statutory Financial Information and Regulatory Net Capital Requirements
The Company's statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.
Since 2012, the Kansas Commissioner has granted approval of a permitted accounting practice for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed indexed annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
18. Related-Party Transactions (continued)
35, whereas the permitted practice allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized. This permitted practice will expire on September 30, 2019, unless extended by the Kansas Commissioner.
The consolidated impact of these permitted practices on statutory surplus, including the impact of income taxes, was to increase statutory surplus by $129.4 million and decrease statutory surplus by $86.9 million as of December 31, 2018 and 2017, respectively. The consolidated impact of these permitted practices on statutory net income, including the impact of income taxes, was to decrease statutory net income by $206.4 million and to increase statutory net income by $177.0 million for the years ended December 31, 2018 and 2017, respectively.
Starting in 2018, the Vermont Commissioner granted approval of a permitted accounting practice to admit the stop loss receivable attributable to the stop loss agreement. The permitted practice remains effective for so long as the stop loss agreement remains in effect.
The consolidated impact of this permitted practice on statutory surplus, including the impact of income taxes, was to increase statutory surplus by $193.6 million as of December 31, 2018. The permitted practice did not have an impact on statutory net income for the year ended December 31, 2018.
The Company offers riders on its fixed indexed annuities which provide for future withdrawal and death benefits. In accordance with the NAIC's Accounting Practices and Procedures Manual, the rider would normally be reserved for under the revised AG 33. In 2012, the Company requested and received approval to use an alternative methodology under the Practical Considerations section of AG 33 from the Department. The reserve held at December 31, 2018 for fixed indexed annuities with riders issued prior to February 1, 2015 was based on AG 43, the approved alternative method for these contracts. AG 43 is a principles-based reserving methodology which requires ongoing review of and updates to the assumptions. The Company closely monitors developing experience on this type of business as well as any new emerging industry information. The Company adjusts its AG 43 assumptions when it determines it is reasonable and appropriate and reports the results of its experience analysis to the Department. During the fourth quarter 2014 review of the Company's AG 43 statutory reserving assumptions and methodology with respect to fixed indexed annuities with riders, management determined that certain lapse, income utilization and investment assumptions

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
19. Statutory Financial Information and Regulatory Net Capital (continued)
should be strengthened over time. The Company recorded a portion of the reserve increase in 2014 and the Company and the Kansas Commissioner agreed to phase-in the remaining reserve increase related to strengthening these assumptions over a five year period from 2015 to 2019. However, in 2016, the Company recorded the remainder of the reserve strengthening scheduled for 2017 to 2019. For fixed indexed annuities with riders issued on or after February 1, 2015, the AG 33 reserving methodology has been utilized.
Statutory capital and surplus of the Company, including surplus notes (see Note 17), was $2,398.1 million and $1,900.6 million at December 31, 2018 and 2017, respectively. Statutory net income (loss) of the Company was $272.2 million, $181.0 million, and ($81.0) million for the years ended December 31, 2018, 2017 and 2016, respectively.
Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company's capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company's adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.
The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner's earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.
SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
19. Statutory Financial Information and Regulatory Net Capital (continued)
At December 31, 2018, SD had net capital of $25.5 million, which was $23.0 million in excess of its required net capital of $2.5 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD's ratio of aggregate indebtedness to net capital was 144.84 to 1 at December 31, 2018.

20. Subsequent Events
Subsequent events have been evaluated through April 18, 2019, which is the date the financial statements were issued.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
Year ended December 31, 2018, Periods From February 1, 2017 Through December 31, 2017, January 1, 2017 Through January 31, 2017, and Year Ended December 31, 2016

Contents

Report of Independent Auditors on Schedules	97

Exhibits and Financial Statement Schedules

Schedule I - Summary of Investments Other Than Investments in Related Parties as of December 31, 2018	98

Schedule III - Supplementary Insurance Information for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016	99

Schedule IV - Reinsurance for the year ended December 31, 2018, the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and the year ended December 31, 2016	100

Report of Independent Auditors

The Board of Directors
Security Benefit Life Insurance Company
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company) as of December 31, 2018 and 2017, and for the year ended December 31, 208, the periods from February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, and the year ended December 31, 2016, and have issued our report thereon dated April 12, 2019 (included elsewhere in this Registration Statement). Our audits also included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these schedules based on our audits.
In our opinion, the financial statement schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

April 18, 2019

A member firm of Ernst & Young Global Limited

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments
Other Than Investments in Related Parties

As of December 31, 2018

	December 31, 2018
	Successor
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
Securities available-for-sale:	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$178,309	$176,246	$176,246
Obligations of government-sponsored
enterprises	305,534	300,583	300,583
Corporate	3,573,892	3,524,299	3,524,299
Foreign governments	136	135	135
Municipal obligations	112,487	115,794	115,794
Commercial mortgage-backed	333,020	327,864	327,864
Residential mortgage-backed	25,161	25,337	25,337
Collateralized debt obligations	5,579	8,420	8,420
Collateralized loan obligations	5,152,637	4,958,027	4,958,027
Redeemable preferred stock	75,761	70,989	70,989
Other asset backed	1,965,889	1,959,215	1,959,215
Total fixed maturities	$11,728,405	$11,466,909	$11,466,909

Equity securities:
Financial	$24	$171	$171
Consumer	—	—	—
Government	—	—	—
Total equity securities	$24	$171	$171

Securities Fair Value Option:
Fixed maturities	$100,884	$97,826	$97,826

Mortgage loans	1,216,058	1,213,803	1,208,770
Cash and cash equivalents	749,959	749,959	749,959
Short-term investments	335,973	335,924	335,924
Call options	457,242	340,472	340,472
Other invested assets	108,318	154,566	154,566
	$14,696,863	$14,359,630	$14,354,597

See accompanying Report of Independent Auditors
98

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

Year ended December 31, 2018, Periods From February 1, 2017 Through December 31, 2017, January 1, 2017 Through January 31, 2017, and Year Ended December 31, 2016

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
Successor
Year Ended December 31, 2018:
Life insurance	$421,027	$26,799,922	$—	$1,525,371
February 1, 2017 Through
December 31, 2017:
Life insurance	182,434	27,014,937	—	1,327,249
Predecessor
January 1, 2017 Through
January 31, 2017:
Life insurance	1,143,310	25,244,928	—	1,016,442
Year Ended December 31, 2016:
Life insurance	1,151,091	25,039,408	—	1,000,468

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
Successor
Year Ended December 31, 2018:
Life insurance	$215,919	$1,607,102	$660,850	$67,928	$389,311
February 1, 2017 Through
December 31, 2017:
Life insurance	178,877	1,201,721	981,427	86,714	327,081
Predecessor
January 1, 2017 Through
January 31, 2017:
Life insurance	15,465	97,037	73,027	16,611	27,743
Year Ended December 31, 2016:
Life insurance	170,593	1,092,029	709,532	125,722	294,210

See accompanying Report of Independent Auditors

99

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Year ended December 31, 2018, Periods From February 1, 2017 Through December 31, 2017, January 1, 2017 Through January 31, 2017, and Year Ended December 31, 2016

	December 31, 2018
	Successor
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,199,250	$2,194,529	$64,078	$68,799	93%
Premiums:
Life insurance	23,429	23,430	3,462	3,461	100
Annuity	2,007,314	27,642	10,443	1,990,115	1
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,030,743	$51,072	$13,905	$1,993,576	1%

	February 1, 2017 Through December 31, 2017
	Successor
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,319,342	$2,314,152	$72,770	$77,960	93%
Premiums:
Life insurance	18,539	18,539	3,380	3,380	100
Annuity	2,720,574	41,520	11,163	2,690,217	0
Total premiums	$2,739,113	$60,059	$14,543	$2,693,597	1%

	January 1, 2017 Through January 31, 2017
	Predecessor
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,434,019	$2,428,695	$68,272	$73,596	93%
Premiums:
Life insurance	1,905	1,905	329	329	100
Annuity	262,612	3,233	1,045	260,424	0
Total premiums	$264,517	$5,138	$1,374	$260,753	1%

See accompanying Report of Independent Auditors

100

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Year ended December 31, 2018, Periods From February 1, 2017 Through December 31, 2017, January 1, 2017 Through January 31, 2017, and Year Ended December 31, 2016

	December 31, 2016
	Predecessor
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,434,141	$2,428,899	$65,834	$71,076	93%
Premiums:
Life insurance	23,307	23,308	3,968	3,967	100
Annuity	3,710,341	59,838	13,629	3,664,132
Accident and health insurance	—	—	1	1	0
Total premiums	$3,733,648	$83,146	$17,598	$3,668,100	1%

See accompanying Report of Independent Auditors

101

Financial Statements

Variflex
Year Ended December 31, 2018
With Report of Independent Registered Public Accounting Firm

Variflex

Financial Statements

Year Ended December 31, 2018

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Net Assets	4

Statements of Operations and Change in Net Assets	5

Notes to Financial Statements	19

1. Organization and Significant Accounting Policies	19

2. Variable Annuity Contract Charges	24

3. Summary of Unit Transactions	25

4. Financial Highlights	27

5. Subsequent Events	35

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of Variflex

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Variflex of Security Benefit Life Insurance Company (the Separate Account), as of December 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

[Ernst & Young LLP signature or /s/ Ernst & Young LLP]

We have served as the Separate Account’s auditor since 1984.

Kansas City, MO
April 26, 2019

Appendix

Subaccounts comprising Variflex of Security Benefit Life Insurance Company

Subaccounts	Statements of operations and changes in net assets
American Century VP Ultra	For each of the two years in the period ended December 31, 2018
American Century VP Value	For each of the two years in the period ended December 31, 2018
ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2018
ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2018
Dreyfus IP Technology Growth	For each of the two years in the period ended December 31, 2018
Dreyfus VIF International Value	For each of the two years in the period ended December 31, 2018
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2018
Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2018
Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2018
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2018
Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2018
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2018
Guggenheim VIF Mid Cap Value	For each of the two years in the period ended December 31, 2018
Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2018
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2018
Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2018
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2018
Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2018
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2018
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2018
Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2018
Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2018
Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2018
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2018
Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2018
Invesco V.I. Health Care	For each of the two years in the period ended December 31, 2018
Invesco V.I. International Growth	For each of the two years in the period ended December 31, 2018
Invesco V.I. Mid Cap Core Equity	For each of the two years in the period ended December 31, 2018
Invesco V.I. Mid Cap Growth	For each of the two years in the period ended December 31, 2018
Invesco V.I. Value Opportunities	For each of the two years in the period ended December 31, 2018
MFS VIT II Research International	For each of the two years in the period ended December 31, 2018

Subaccounts	Statements of operations and changes in net assets
MFS VIT Total Return	For each of the two years in the period ended December 31, 2018
MFS VIT Utilities	For each of the two years in the period ended December 31, 2018
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2018
Oppenheimer Main Street Small Cap Fund/VA	For each of the two years in the period ended December 31, 2018
PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2018
PIMCO VIT CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2018
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2018
PIMCO VIT Low Duration	For each of the two years in the period ended December 31, 2018
PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2018
Royce Micro-Cap	For each of the two years in the period ended December 31, 2018

Variflex
Statements of Net Assets
December 31, 2018

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

American Century VP Ultra	2,471,434	$ 38,739,237	$ 42,212,088	$ 42,212,088	1,746,003	$24.18	$24.18
American Century VP Value	3,210,082	32,737,417	32,165,017	32,165,017	1,540,754	20.88	20.88
ClearBridge Variable Aggressive Growth	390,961	9,874,089	8,886,542	8,886,542	412,854	21.54	21.54
ClearBridge Variable Small Cap Growth	218,722	5,397,691	5,223,073	5,223,073	189,670	27.54	27.54
Dreyfus IP Technology Growth	365,461	6,831,610	7,787,977	7,787,977	268,867	28.98	28.98
Dreyfus VIF International Value	449,845	5,113,042	4,520,940	4,520,940	379,166	11.93	11.93
Guggenheim VIF All Cap Value	2,024,899	45,515,383	59,349,777	59,349,777	1,192,816	49.77	52.15
Guggenheim VIF Alpha Opportunity (c)	186,859	2,938,263	2,853,336	2,853,336	130,711	21.88	21.88
Guggenheim VIF High Yield	429,734	13,056,624	11,826,269	11,826,269	357,323	33.13	34.67
Guggenheim VIF Large Cap Value	4,449,436	127,232,932	160,802,608	160,802,608	1,336,679	40.22	120.39
Guggenheim VIF Long Short Equity	162,804	2,259,893	2,147,387	2,147,387	157,970	13.58	13.58
Guggenheim VIF Managed Asset Allocation	842,475	17,553,992	23,033,276	23,033,276	692,967	33.24	34.83
Guggenheim VIF Mid Cap Value	1,650,206	76,223,573	101,817,730	101,817,730	1,035,575	98.35	102.76
Guggenheim VIF Small Cap Value	818,667	24,234,872	29,619,371	29,619,371	608,134	48.70	50.57
Guggenheim VIF StylePlus Large Core	4,071,596	120,947,842	149,794,031	149,794,031	1,413,902	38.88	105.98
Guggenheim VIF StylePlus Large Growth	1,120,618	15,349,730	18,456,578	18,456,578	1,046,321	17.67	18.38
Guggenheim VIF StylePlus Mid Growth	2,253,643	79,777,307	109,865,085	109,865,085	1,287,021	68.89	85.38
Guggenheim VIF StylePlus Small Growth	635,980	15,029,179	19,632,700	19,632,700	624,269	31.45	32.83
Guggenheim VIF Total Return Bond	1,815,819	27,100,108	28,798,889	28,798,889	681,602	23.17	42.27
Guggenheim VIF World Equity Income	7,123,388	56,592,399	92,319,109	92,319,109	2,001,589	44.17	46.11
Invesco V.I. Comstock	444,873	7,522,466	7,144,653	7,144,653	389,500	18.35	18.35
Invesco V.I. Equity and Income	798,378	13,159,979	12,805,989	12,805,989	712,152	17.98	17.98
Invesco V.I. Global Real Estate	377,822	6,164,532	5,863,804	5,863,804	277,106	21.16	21.16
Invesco V.I. Government Money Market	8,703,524	8,703,524	8,703,524	8,703,524	884,602	9.84	9.89
Invesco V.I. Government Securities	330,594	3,829,907	3,676,208	3,676,208	313,420	11.74	11.74
Invesco V.I. Health Care (b)	279,664	7,687,197	6,546,930	6,546,930	279,829	23.40	23.40
Invesco V.I. International Growth	408,152	12,964,478	13,269,030	13,269,030	854,580	15.53	15.53
Invesco V.I. Mid Cap Core Equity	313,090	4,087,176	3,356,323	3,356,323	177,615	18.92	18.92
Invesco V.I. Mid Cap Growth	888,422	4,565,543	4,148,930	4,148,930	230,131	18.04	18.04
Invesco V.I. Value Opportunities	299,221	2,105,351	1,642,722	1,642,722	125,863	13.07	13.07
MFS VIT II Research International	1,234,174	19,009,431	17,155,013	17,155,013	1,341,791	12.79	12.79
MFS VIT Total Return	536,591	11,794,813	11,472,306	11,472,306	692,345	16.58	16.58
MFS VIT Utilities	335,862	9,548,845	9,692,985	9,692,985	388,671	24.94	24.94
Neuberger Berman AMT Sustainable Equity (b)	1,764,978	29,347,246	40,223,850	40,223,850	1,363,988	29.50	30.27
Oppenheimer Main Street Small Cap Fund/VA	325,839	7,517,034	6,526,547	6,526,547	265,836	24.55	24.55
PIMCO VIT All Asset	469,358	5,013,756	4,660,724	4,660,724	282,852	16.49	16.49
PIMCO VIT CommodityRealReturn Strategy	197,799	2,049,777	1,190,751	1,190,751	223,288	5.33	5.33
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) (b)	392,540	4,175,509	4,255,129	4,255,129	255,243	16.67	16.67
PIMCO VIT Low Duration	499,190	5,092,795	5,031,834	5,031,834	398,656	12.64	12.64
PIMCO VIT Real Return	1,151,702	14,938,594	13,647,673	13,647,673	960,052	14.22	14.22
Royce Micro-Cap	214,998	2,316,824	1,928,531	1,928,531	133,486	14.46	14.46
(b)  Name change.  See Note 1.
(c)  Closed to new investments.  See Note 1.

The accompanying notes are an integral part of these financial statements.

4

Variflex
Statements of Operations and Change in Net Assets
Years Ended December 31, 2018 and 2017, Except as Noted

	American Century VP Ultra	American Century VP Value	ClearBridge Variable Aggressive Growth
Net assets as of December 31, 2016	$44,663,315	$24,017,485	$15,674,689
Investment income (loss):
Dividend distributions	118,090	317,779	40,021
Investment Expenses:
Mortality and expense risk and administrative charges	(606,673)	(258,780)	(189,409)
Net investment income (loss)	(488,583)	58,999	(149,388)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,437,801	-	1,001,478
Realized capital gain (loss) on investments	1,207,684	1,768,556	219,863
Change in unrealized appreciation (depreciation)	9,897,686	(381,389)	1,066,233
Net gain (loss) on investments	13,543,171	1,387,167	2,287,574
Net increase (decrease) in net assets from operations	13,054,588	1,446,166	2,138,186
Contract owner transactions:
Variable annuity deposits	1,907,084	885,146	827,945
Terminations, withdrawals and annuity payments	(3,934,490)	(1,751,198)	(1,663,321)
Transfers between subaccounts, net	(2,248,581)	(4,463,982)	(1,412,600)
Maintenance charges and mortality adjustments	(16,871)	(3,473)	(9,574)
Increase (decrease) in net assets from contract transactions	(4,292,858)	(5,333,507)	(2,257,550)
Total increase (decrease) in net assets	8,761,730	(3,887,341)	(119,364)
Net assets as of December 31, 2017	$53,425,045	$20,130,144	$15,555,325
Investment income (loss):
Dividend distributions	65,407	404,721	39,350
Investment Expenses:
Mortality and expense risk and administrative charges	(664,270)	(313,876)	(156,630)
Net investment income (loss)	(598,863)	90,845	(117,280)
Increase (decrease) in net assets from operations:
Capital gain distributions	5,838,473	1,815	683,336
Realized capital gain (loss) on investments	4,042,165	3,363,919	570,675
Change in unrealized appreciation (depreciation)	(7,925,208)	(6,754,438)	(1,771,664)
Net gain (loss) on investments	1,955,430	(3,388,704)	(517,653)
Net increase (decrease) in net assets from operations	1,356,567	(3,297,859)	(634,933)
Contract owner transactions:
Variable annuity deposits	1,469,176	1,115,643	642,778
Terminations, withdrawals and annuity payments	(8,478,861)	(9,944,397)	(4,719,118)
Transfers between subaccounts, net	(5,527,086)	24,174,949	(1,927,086)
Maintenance charges and mortality adjustments	(32,753)	(13,463)	(30,424)
Increase (decrease) in net assets from contract transactions	(12,569,524)	15,332,732	(6,033,850)
Total increase (decrease) in net assets	(11,212,957)	12,034,873	(6,668,783)
Net assets as of December 31, 2018	$42,212,088	$32,165,017	$8,886,542

The accompanying notes are an integral part of these financial statements.

5

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	ClearBridge Variable Small Cap Growth	Dreyfus IP Technology Growth	Dreyfus VIF International Value
Net assets as of December 31, 2016	$3,959,476	$5,405,969	$6,304,135
Investment income (loss):
Dividend distributions	-	-	92,510
Investment Expenses:
Mortality and expense risk and administrative charges	(52,101)	(93,728)	(87,915)
Net investment income (loss)	(52,101)	(93,728)	4,595
Increase (decrease) in net assets from operations:
Capital gain distributions	97,311	326,829	-
Realized capital gain (loss) on investments	119,331	499,510	(44,154)
Change in unrealized appreciation (depreciation)	724,688	1,767,707	1,724,069
Net gain (loss) on investments	941,330	2,594,046	1,679,915
Net increase (decrease) in net assets from operations	889,229	2,500,318	1,684,510
Contract owner transactions:
Variable annuity deposits	252,911	303,772	387,823
Terminations, withdrawals and annuity payments	(327,921)	(1,470,921)	(898,827)
Transfers between subaccounts, net	22,687	2,611,385	893,454
Maintenance charges and mortality adjustments	(2,075)	(2,389)	(1,158)
Increase (decrease) in net assets from contract transactions	(54,398)	1,441,847	381,292
Total increase (decrease) in net assets	834,831	3,942,165	2,065,802
Net assets as of December 31, 2017	$4,794,307	$9,348,134	$8,369,937
Investment income (loss):
Dividend distributions	-	-	117,853
Investment Expenses:
Mortality and expense risk and administrative charges	(69,777)	(121,968)	(81,781)
Net investment income (loss)	(69,777)	(121,968)	36,072
Increase (decrease) in net assets from operations:
Capital gain distributions	641,350	576,830	-
Realized capital gain (loss) on investments	443,292	1,219,772	112,647
Change in unrealized appreciation (depreciation)	(1,026,925)	(1,642,306)	(1,221,777)
Net gain (loss) on investments	57,717	154,296	(1,109,130)
Net increase (decrease) in net assets from operations	(12,060)	32,328	(1,073,058)
Contract owner transactions:
Variable annuity deposits	271,176	377,083	274,030
Terminations, withdrawals and annuity payments	(1,446,993)	(2,673,717)	(2,950,194)
Transfers between subaccounts, net	1,622,023	711,188	(97,526)
Maintenance charges and mortality adjustments	(5,380)	(7,039)	(2,249)
Increase (decrease) in net assets from contract transactions	440,826	(1,592,485)	(2,775,939)
Total increase (decrease) in net assets	428,766	(1,560,157)	(3,848,997)
Net assets as of December 31, 2018	$5,223,073	$7,787,977	$4,520,940

The accompanying notes are an integral part of these financial statements.

6

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted
	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity (c)	Guggenheim VIF High Yield
Net assets as of December 31, 2016	$79,424,556	$5,558,827	$21,013,638
Investment income (loss):
Dividend distributions	841,315	-	981,799
Investment Expenses:
Mortality and expense risk and administrative charges	(950,716)	(63,480)	(240,738)
Net investment income (loss)	(109,401)	(63,480)	741,061
Increase (decrease) in net assets from operations:
Capital gain distributions	5,417,745	-	-
Realized capital gain (loss) on investments	4,434,066	163,281	214,053
Change in unrealized appreciation (depreciation)	216,692	201,233	(7,474)
Net gain (loss) on investments	10,068,503	364,514	206,579
Net increase (decrease) in net assets from operations	9,959,102	301,034	947,640
Contract owner transactions:
Variable annuity deposits	1,514,155	11,528	479,418
Terminations, withdrawals and annuity payments	(8,150,692)	(413,484)	(3,222,112)
Transfers between subaccounts, net	(2,259,076)	(401,252)	(441,495)
Maintenance charges and mortality adjustments	(15,746)	(537)	(5,417)
Increase (decrease) in net assets from contract transactions	(8,911,359)	(803,745)	(3,189,606)
Total increase (decrease) in net assets	1,047,743	(502,711)	(2,241,966)
Net assets as of December 31, 2017	$80,472,299	$5,056,116	$18,771,672
Investment income (loss):
Dividend distributions	784,132	-	1,099,315
Investment Expenses:
Mortality and expense risk and administrative charges	(893,807)	(46,663)	(182,248)
Net investment income (loss)	(109,675)	(46,663)	917,067
Increase (decrease) in net assets from operations:
Capital gain distributions	5,614,162	438,088	-
Realized capital gain (loss) on investments	5,388,108	286,492	152,117
Change in unrealized appreciation (depreciation)	(18,652,094)	(1,235,054)	(1,784,579)
Net gain (loss) on investments	(7,649,824)	(510,474)	(1,632,462)
Net increase (decrease) in net assets from operations	(7,759,499)	(557,137)	(715,395)
Contract owner transactions:
Variable annuity deposits	1,597,398	28,598	632,778
Terminations, withdrawals and annuity payments	(12,835,954)	(1,381,047)	(5,437,005)
Transfers between subaccounts, net	(2,106,129)	(292,202)	(1,421,520)
Maintenance charges and mortality adjustments	(18,338)	(992)	(4,261)
Increase (decrease) in net assets from contract transactions	(13,363,023)	(1,645,643)	(6,230,008)
Total increase (decrease) in net assets	(21,122,522)	(2,202,780)	(6,945,403)
Net assets as of December 31, 2018	$59,349,777	$2,853,336	$11,826,269

(c)  Closed to new investments.  See Note 1.

The accompanying notes are an integral part of these financial statements.

7

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted
	Guggenheim VIF Large Cap Value	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2016	$201,448,397	$2,786,500	$27,110,103
Investment income (loss):
Dividend distributions	2,565,272	10,192	415,704
Investment Expenses:
Mortality and expense risk and administrative charges	(2,436,893)	(34,194)	(333,510)
Net investment income (loss)	128,379	(24,002)	82,194
Increase (decrease) in net assets from operations:
Capital gain distributions	5,803,639	-	596,112
Realized capital gain (loss) on investments	7,342,900	59,901	1,617,935
Change in unrealized appreciation (depreciation)	14,248,279	331,726	1,085,832
Net gain (loss) on investments	27,394,818	391,627	3,299,879
Net increase (decrease) in net assets from operations	27,523,197	367,625	3,382,073
Contract owner transactions:
Variable annuity deposits	2,678,207	155,199	676,932
Terminations, withdrawals and annuity payments	(17,979,688)	(186,995)	(2,505,920)
Transfers between subaccounts, net	(2,864,759)	(114,356)	(670,063)
Maintenance charges and mortality adjustments	(15,249)	(627)	1,684
Increase (decrease) in net assets from contract transactions	(18,181,489)	(146,779)	(2,497,367)
Total increase (decrease) in net assets	9,341,708	220,846	884,706
Net assets as of December 31, 2017	$210,790,105	$3,007,346	$27,994,809
Investment income (loss):
Dividend distributions	2,547,581	-	362,245
Investment Expenses:
Mortality and expense risk and administrative charges	(2,363,112)	(31,811)	(325,199)
Net investment income (loss)	184,469	(31,811)	37,046
Increase (decrease) in net assets from operations:
Capital gain distributions	12,550,883	341,708	1,871,426
Realized capital gain (loss) on investments	11,279,704	81,502	1,956,236
Change in unrealized appreciation (depreciation)	(43,247,098)	(773,377)	(5,594,505)
Net gain (loss) on investments	(19,416,511)	(350,167)	(1,766,843)
Net increase (decrease) in net assets from operations	(19,232,042)	(381,978)	(1,729,797)
Contract owner transactions:
Variable annuity deposits	2,831,355	121,843	1,096,387
Terminations, withdrawals and annuity payments	(29,733,374)	(385,521)	(5,321,341)
Transfers between subaccounts, net	(3,846,169)	(213,488)	993,632
Maintenance charges and mortality adjustments	(7,267)	(815)	(414)
Increase (decrease) in net assets from contract transactions	(30,755,455)	(477,981)	(3,231,736)
Total increase (decrease) in net assets	(49,987,497)	(859,959)	(4,961,533)
Net assets as of December 31, 2018	$160,802,608	$2,147,387	$23,033,276

The accompanying notes are an integral part of these financial statements.

8

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	Guggenheim VIF Mid Cap Value	Guggenheim VIF Small Cap Value	Guggenheim VIF StylePlus Large Core
Net assets as of December 31, 2016	$139,924,198	$49,951,098	$178,255,646
Investment income (loss):
Dividend distributions	927,711	177,474	2,234,437
Investment Expenses:
Mortality and expense risk and administrative charges	(1,673,541)	(573,367)	(2,267,136)
Net investment income (loss)	(745,830)	(395,893)	(32,699)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,623,376	1,625,895	2,572,604
Realized capital gain (loss) on investments	7,640,325	2,343,710	6,161,533
Change in unrealized appreciation (depreciation)	6,733,616	(2,466,746)	26,926,213
Net gain (loss) on investments	16,997,317	1,502,859	35,660,350
Net increase (decrease) in net assets from operations	16,251,487	1,106,966	35,627,651
Contract owner transactions:
Variable annuity deposits	3,073,215	1,167,342	3,434,195
Terminations, withdrawals and annuity payments	(10,941,430)	(4,115,653)	(15,699,018)
Transfers between subaccounts, net	(5,672,679)	(1,623,376)	(637,909)
Maintenance charges and mortality adjustments	(28,412)	(6,198)	(34,844)
Increase (decrease) in net assets from contract transactions	(13,569,306)	(4,577,885)	(12,937,576)
Total increase (decrease) in net assets	2,682,181	(3,470,919)	22,690,075
Net assets as of December 31, 2017	$142,606,379	$46,480,179	$200,945,721
Investment income (loss):
Dividend distributions	739,612	123,152	2,768,377
Investment Expenses:
Mortality and expense risk and administrative charges	(1,586,791)	(489,155)	(2,232,710)
Net investment income (loss)	(847,179)	(366,003)	535,667
Increase (decrease) in net assets from operations:
Capital gain distributions	17,388,795	3,581,760	21,009,889
Realized capital gain (loss) on investments	11,011,030	4,504,879	16,930,695
Change in unrealized appreciation (depreciation)	(43,529,963)	(11,994,197)	(49,831,319)
Net gain (loss) on investments	(15,130,138)	(3,907,558)	(11,890,735)
Net increase (decrease) in net assets from operations	(15,977,317)	(4,273,561)	(11,355,068)
Contract owner transactions:
Variable annuity deposits	3,063,491	826,728	3,374,203
Terminations, withdrawals and annuity payments	(24,466,560)	(11,838,456)	(40,464,677)
Transfers between subaccounts, net	(3,366,055)	(1,563,588)	(2,658,732)
Maintenance charges and mortality adjustments	(42,208)	(11,931)	(47,416)
Increase (decrease) in net assets from contract transactions	(24,811,332)	(12,587,247)	(39,796,622)
Total increase (decrease) in net assets	(40,788,649)	(16,860,808)	(51,151,690)
Net assets as of December 31, 2018	$101,817,730	$29,619,371	$149,794,031

The accompanying notes are an integral part of these financial statements.
9

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF StylePlus Small Growth
Net assets as of December 31, 2016	$25,197,790	$138,813,088	$24,005,242
Investment income (loss):
Dividend distributions	278,736	1,336,612	188,356
Investment Expenses:
Mortality and expense risk and administrative charges	(340,283)	(1,759,215)	(307,775)
Net investment income (loss)	(61,547)	(422,603)	(119,419)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	1,122,114	7,719,232	1,297,163
Change in unrealized appreciation (depreciation)	5,980,802	23,208,383	3,712,586
Net gain (loss) on investments	7,102,916	30,927,615	5,009,749
Net increase (decrease) in net assets from operations	7,041,369	30,505,012	4,890,330
Contract owner transactions:
Variable annuity deposits	954,028	3,345,078	536,662
Terminations, withdrawals and annuity payments	(2,229,514)	(11,060,303)	(1,936,924)
Transfers between subaccounts, net	466,790	(6,874,577)	27,891
Maintenance charges and mortality adjustments	(6,145)	(31,755)	(10,643)
Increase (decrease) in net assets from contract transactions	(814,841)	(14,621,557)	(1,383,014)
Total increase (decrease) in net assets	6,226,528	15,883,455	3,507,316
Net assets as of December 31, 2017	$31,424,318	$154,696,543	$27,512,558
Investment income (loss):
Dividend distributions	346,477	1,772,878	247,227
Investment Expenses:
Mortality and expense risk and administrative charges	(323,614)	(1,724,914)	(315,283)
Net investment income (loss)	22,863	47,964	(68,056)
Increase (decrease) in net assets from operations:
Capital gain distributions	3,225,579	15,163,352	3,538,239
Realized capital gain (loss) on investments	6,747,681	19,436,527	3,148,135
Change in unrealized appreciation (depreciation)	(9,839,363)	(42,296,410)	(8,663,623)
Net gain (loss) on investments	133,897	(7,696,531)	(1,977,249)
Net increase (decrease) in net assets from operations	156,760	(7,648,567)	(2,045,305)
Contract owner transactions:
Variable annuity deposits	725,995	3,594,464	388,103
Terminations, withdrawals and annuity payments	(13,609,467)	(33,761,939)	(5,814,427)
Transfers between subaccounts, net	(219,273)	(6,975,642)	(399,399)
Maintenance charges and mortality adjustments	(21,755)	(39,774)	(8,830)
Increase (decrease) in net assets from contract transactions	(13,124,500)	(37,182,891)	(5,834,553)
Total increase (decrease) in net assets	(12,967,740)	(44,831,458)	(7,879,858)
Net assets as of December 31, 2018	$18,456,578	$109,865,085	$19,632,700

The accompanying notes are an integral part of these financial statements.
10

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income	Invesco V.I. Comstock
Net assets as of December 31, 2016	$32,019,873	$117,345,821	$9,883,619
Investment income (loss):
Dividend distributions	1,410,467	3,296,879	188,250
Investment Expenses:
Mortality and expense risk and administrative charges	(392,845)	(1,429,818)	(116,553)
Net investment income (loss)	1,017,622	1,867,061	71,697
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	412,412
Realized capital gain (loss) on investments	617,491	6,393,468	370,505
Change in unrealized appreciation (depreciation)	86,050	7,002,811	605,228
Net gain (loss) on investments	703,541	13,396,279	1,388,145
Net increase (decrease) in net assets from operations	1,721,163	15,263,340	1,459,842
Contract owner transactions:
Variable annuity deposits	2,024,335	2,291,558	388,778
Terminations, withdrawals and annuity payments	(3,314,514)	(10,600,111)	(1,100,711)
Transfers between subaccounts, net	1,257,593	(3,569,416)	(563,787)
Maintenance charges and mortality adjustments	(7,842)	(18,303)	(5,993)
Increase (decrease) in net assets from contract transactions	(40,428)	(11,896,272)	(1,281,713)
Total increase (decrease) in net assets	1,680,735	3,367,068	178,129
Net assets as of December 31, 2017	$33,700,608	$120,712,889	$10,061,748
Investment income (loss):
Dividend distributions	1,286,308	3,075,048	131,813
Investment Expenses:
Mortality and expense risk and administrative charges	(375,926)	(1,353,079)	(115,030)
Net investment income (loss)	910,382	1,721,969	16,783
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	906,635
Realized capital gain (loss) on investments	1,003,215	8,739,432	465,678
Change in unrealized appreciation (depreciation)	(1,953,141)	(19,749,068)	(2,489,571)
Net gain (loss) on investments	(949,926)	(11,009,636)	(1,117,258)
Net increase (decrease) in net assets from operations	(39,544)	(9,287,667)	(1,100,475)
Contract owner transactions:
Variable annuity deposits	2,664,817	2,240,688	523,786
Terminations, withdrawals and annuity payments	(6,948,479)	(19,273,255)	(1,884,044)
Transfers between subaccounts, net	(572,435)	(2,050,405)	(451,765)
Maintenance charges and mortality adjustments	(6,078)	(23,141)	(4,597)
Increase (decrease) in net assets from contract transactions	(4,862,175)	(19,106,113)	(1,816,620)
Total increase (decrease) in net assets	(4,901,719)	(28,393,780)	(2,917,095)
Net assets as of December 31, 2018	$28,798,889	$92,319,109	$7,144,653

The accompanying notes are an integral part of these financial statements.
11

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	Invesco V.I. Equity and Income	Invesco V.I. Global Real Estate	Invesco V.I. Government Money Market
Net assets as of December 31, 2016	$16,188,496	$8,810,071	$10,600,953
Investment income (loss):
Dividend distributions	248,000	260,559	29,772
Investment Expenses:
Mortality and expense risk and administrative charges	(203,490)	(102,645)	(117,594)
Net investment income (loss)	44,510	157,914	(87,822)
Increase (decrease) in net assets from operations:
Capital gain distributions	309,749	132,238	-
Realized capital gain (loss) on investments	386,729	116,416	-
Change in unrealized appreciation (depreciation)	768,823	537,172	-
Net gain (loss) on investments	1,465,301	785,826	-
Net increase (decrease) in net assets from operations	1,509,811	943,740	(87,822)
Contract owner transactions:
Variable annuity deposits	720,537	333,272	377,418
Terminations, withdrawals and annuity payments	(2,205,427)	(914,086)	(1,890,035)
Transfers between subaccounts, net	552,394	(1,161,514)	(648,613)
Maintenance charges and mortality adjustments	(3,375)	(1,906)	(4,214)
Increase (decrease) in net assets from contract transactions	(935,871)	(1,744,234)	(2,165,444)
Total increase (decrease) in net assets	573,940	(800,494)	(2,253,266)
Net assets as of December 31, 2017	$16,762,436	$8,009,577	$8,347,687
Investment income (loss):
Dividend distributions	290,062	240,101	107,686
Investment Expenses:
Mortality and expense risk and administrative charges	(188,020)	(83,266)	(102,461)
Net investment income (loss)	102,042	156,835	5,225
Increase (decrease) in net assets from operations:
Capital gain distributions	644,470	75,084	-
Realized capital gain (loss) on investments	420,522	153,540	-
Change in unrealized appreciation (depreciation)	(2,743,328)	(862,066)	-
Net gain (loss) on investments	(1,678,336)	(633,442)	-
Net increase (decrease) in net assets from operations	(1,576,294)	(476,607)	5,225
Contract owner transactions:
Variable annuity deposits	425,211	262,465	330,656
Terminations, withdrawals and annuity payments	(2,774,168)	(1,709,893)	(4,849,344)
Transfers between subaccounts, net	(24,504)	(217,750)	4,874,692
Maintenance charges and mortality adjustments	(6,692)	(3,988)	(5,392)
Increase (decrease) in net assets from contract transactions	(2,380,153)	(1,669,166)	350,612
Total increase (decrease) in net assets	(3,956,447)	(2,145,773)	355,837
Net assets as of December 31, 2018	$12,805,989	$5,863,804	$8,703,524

The accompanying notes are an integral part of these financial statements.

12

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	Invesco V.I. Government Securities	Invesco V.I. Health Care (b)	Invesco V.I. International Growth
Net assets as of December 31, 2016	$7,133,117	$8,979,421	$17,632,853
Investment income (loss):
Dividend distributions	88,096	33,642	240,363
Investment Expenses:
Mortality and expense risk and administrative charges	(69,080)	(109,222)	(230,250)
Net investment income (loss)	19,016	(75,580)	10,113
Increase (decrease) in net assets from operations:
Capital gain distributions	-	467,302	-
Realized capital gain (loss) on investments	(75,209)	(160,275)	603,503
Change in unrealized appreciation (depreciation)	98,145	978,773	3,033,664
Net gain (loss) on investments	22,936	1,285,800	3,637,167
Net increase (decrease) in net assets from operations	41,952	1,210,220	3,647,280
Contract owner transactions:
Variable annuity deposits	244,489	500,733	844,687
Terminations, withdrawals and annuity payments	(805,248)	(979,034)	(1,971,939)
Transfers between subaccounts, net	(2,085,987)	(695,143)	(357,024)
Maintenance charges and mortality adjustments	(753)	(9,239)	(22,358)
Increase (decrease) in net assets from contract transactions	(2,647,499)	(1,182,683)	(1,506,634)
Total increase (decrease) in net assets	(2,605,547)	27,537	2,140,646
Net assets as of December 31, 2017	$4,527,570	$9,006,958	$19,773,499
Investment income (loss):
Dividend distributions	74,271	-	280,204
Investment Expenses:
Mortality and expense risk and administrative charges	(47,628)	(96,406)	(207,955)
Net investment income (loss)	26,643	(96,406)	72,249
Increase (decrease) in net assets from operations:
Capital gain distributions	-	919,907	109,910
Realized capital gain (loss) on investments	(69,245)	(60,119)	899,713
Change in unrealized appreciation (depreciation)	(4,084)	(685,630)	(3,883,587)
Net gain (loss) on investments	(73,329)	174,158	(2,873,964)
Net increase (decrease) in net assets from operations	(46,686)	77,752	(2,801,715)
Contract owner transactions:
Variable annuity deposits	165,117	338,182	833,029
Terminations, withdrawals and annuity payments	(796,335)	(2,500,116)	(4,602,118)
Transfers between subaccounts, net	(172,572)	(365,956)	75,882
Maintenance charges and mortality adjustments	(886)	(9,890)	(9,547)
Increase (decrease) in net assets from contract transactions	(804,676)	(2,537,780)	(3,702,754)
Total increase (decrease) in net assets	(851,362)	(2,460,028)	(6,504,469)
Net assets as of December 31, 2018	$3,676,208	$6,546,930	$13,269,030

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
13

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	Invesco V.I. Mid Cap Core Equity	Invesco V.I. Mid Cap Growth	Invesco V.I. Value Opportunities
Net assets as of December 31, 2016	$5,143,340	$4,853,736	$2,544,956
Investment income (loss):
Dividend distributions	17,135	-	416
Investment Expenses:
Mortality and expense risk and administrative charges	(65,710)	(63,630)	(31,739)
Net investment income (loss)	(48,575)	(63,630)	(31,323)
Increase (decrease) in net assets from operations:
Capital gain distributions	112,808	330,775	-
Realized capital gain (loss) on investments	46,615	95,220	(7,677)
Change in unrealized appreciation (depreciation)	560,843	612,444	428,782
Net gain (loss) on investments	720,266	1,038,439	421,105
Net increase (decrease) in net assets from operations	671,691	974,809	389,782
Contract owner transactions:
Variable annuity deposits	201,715	195,561	147,264
Terminations, withdrawals and annuity payments	(766,423)	(717,905)	(231,284)
Transfers between subaccounts, net	110,456	126,894	(15,080)
Maintenance charges and mortality adjustments	(942)	(11,530)	(699)
Increase (decrease) in net assets from contract transactions	(455,194)	(406,980)	(99,799)
Total increase (decrease) in net assets	216,497	567,829	289,983
Net assets as of December 31, 2017	$5,359,837	$5,421,565	$2,834,939
Investment income (loss):
Dividend distributions	4,431	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(54,875)	(65,602)	(28,800)
Net investment income (loss)	(50,444)	(65,602)	(28,800)
Increase (decrease) in net assets from operations:
Capital gain distributions	567,583	572,326	213,947
Realized capital gain (loss) on investments	133,714	185,469	60,459
Change in unrealized appreciation (depreciation)	(1,149,223)	(958,847)	(668,102)
Net gain (loss) on investments	(447,926)	(201,052)	(393,696)
Net increase (decrease) in net assets from operations	(498,370)	(266,654)	(422,496)
Contract owner transactions:
Variable annuity deposits	177,698	196,366	91,599
Terminations, withdrawals and annuity payments	(1,442,263)	(1,057,204)	(797,871)
Transfers between subaccounts, net	(237,156)	(141,974)	(62,278)
Maintenance charges and mortality adjustments	(3,423)	(3,169)	(1,171)
Increase (decrease) in net assets from contract transactions	(1,505,144)	(1,005,981)	(769,721)
Total increase (decrease) in net assets	(2,003,514)	(1,272,635)	(1,192,217)
Net assets as of December 31, 2018	$3,356,323	$4,148,930	$1,642,722

The accompanying notes are an integral part of these financial statements.
14

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	MFS VIT II Research International	MFS VIT Total Return	MFS VIT Utilities
Net assets as of December 31, 2016	$17,130,063	$13,465,308	$11,958,182
Investment income (loss):
Dividend distributions	202,264	340,492	516,914
Investment Expenses:
Mortality and expense risk and administrative charges	(199,721)	(180,832)	(151,354)
Net investment income (loss)	2,543	159,660	365,560
Increase (decrease) in net assets from operations:
Capital gain distributions	-	437,077	-
Realized capital gain (loss) on investments	424,080	205,309	22,871
Change in unrealized appreciation (depreciation)	3,575,312	715,807	1,142,139
Net gain (loss) on investments	3,999,392	1,358,193	1,165,010
Net increase (decrease) in net assets from operations	4,001,935	1,517,853	1,530,570
Contract owner transactions:
Variable annuity deposits	749,110	798,321	463,696
Terminations, withdrawals and annuity payments	(1,111,412)	(1,362,888)	(1,259,751)
Transfers between subaccounts, net	(7,105,325)	1,866,932	(242,210)
Maintenance charges and mortality adjustments	(6,274)	(5,578)	(4,874)
Increase (decrease) in net assets from contract transactions	(7,473,901)	1,296,787	(1,043,139)
Total increase (decrease) in net assets	(3,471,966)	2,814,640	487,431
Net assets as of December 31, 2017	$13,658,097	$16,279,948	$12,445,613
Investment income (loss):
Dividend distributions	156,013	249,605	85,353
Investment Expenses:
Mortality and expense risk and administrative charges	(176,728)	(165,207)	(132,948)
Net investment income (loss)	(20,715)	84,398	(47,595)
Increase (decrease) in net assets from operations:
Capital gain distributions	329,814	574,759	39,020
Realized capital gain (loss) on investments	171,091	530,617	112,598
Change in unrealized appreciation (depreciation)	(3,247,430)	(2,085,101)	(124,405)
Net gain (loss) on investments	(2,746,525)	(979,725)	27,213
Net increase (decrease) in net assets from operations	(2,767,240)	(895,327)	(20,382)
Contract owner transactions:
Variable annuity deposits	809,298	609,917	399,341
Terminations, withdrawals and annuity payments	(1,757,405)	(3,124,452)	(2,405,690)
Transfers between subaccounts, net	7,215,270	(1,390,737)	(718,831)
Maintenance charges and mortality adjustments	(3,007)	(7,043)	(7,066)
Increase (decrease) in net assets from contract transactions	6,264,156	(3,912,315)	(2,732,246)
Total increase (decrease) in net assets	3,496,916	(4,807,642)	(2,752,628)
Net assets as of December 31, 2018	$17,155,013	$11,472,306	$9,692,985

The accompanying notes are an integral part of these financial statements.

15

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	Neuberger Berman AMT Sustainable Equity_(b)	Oppenheimer Main Street Small Cap Fund/VA	PIMCO VIT All Asset
Net assets as of December 31, 2016	$46,210,572	$7,363,878	$6,819,173
Investment income (loss):
Dividend distributions	166,704	54,218	329,537
Investment Expenses:
Mortality and expense risk and administrative charges	(581,541)	(100,289)	(86,252)
Net investment income (loss)	(414,837)	(46,071)	243,285
Increase (decrease) in net assets from operations:
Capital gain distributions	1,791,492	452,162	-
Realized capital gain (loss) on investments	1,781,649	149,763	(8,711)
Change in unrealized appreciation (depreciation)	4,281,270	421,029	582,907
Net gain (loss) on investments	7,854,411	1,022,954	574,196
Net increase (decrease) in net assets from operations	7,439,574	976,883	817,481
Contract owner transactions:
Variable annuity deposits	776,109	338,313	309,568
Terminations, withdrawals and annuity payments	(4,147,860)	(854,753)	(1,468,309)
Transfers between subaccounts, net	(460,913)	1,332,268	573,266
Maintenance charges and mortality adjustments	(13,049)	(6,438)	(1,253)
Increase (decrease) in net assets from contract transactions	(3,845,713)	809,390	(586,728)
Total increase (decrease) in net assets	3,593,861	1,786,273	230,753
Net assets as of December 31, 2017	$49,804,433	$9,150,151	$7,049,926
Investment income (loss):
Dividend distributions	95,257	4,637	181,392
Investment Expenses:
Mortality and expense risk and administrative charges	(581,126)	(102,181)	(72,190)
Net investment income (loss)	(485,869)	(97,544)	109,202
Increase (decrease) in net assets from operations:
Capital gain distributions	2,479,080	1,012,162	-
Realized capital gain (loss) on investments	3,128,028	368,853	(53,451)
Change in unrealized appreciation (depreciation)	(7,951,493)	(2,025,353)	(439,806)
Net gain (loss) on investments	(2,344,385)	(644,338)	(493,257)
Net increase (decrease) in net assets from operations	(2,830,254)	(741,882)	(384,055)
Contract owner transactions:
Variable annuity deposits	911,714	462,154	142,593
Terminations, withdrawals and annuity payments	(6,526,735)	(1,810,704)	(1,741,646)
Transfers between subaccounts, net	(1,122,908)	(527,132)	(404,150)
Maintenance charges and mortality adjustments	(12,400)	(6,040)	(1,944)
Increase (decrease) in net assets from contract transactions	(6,750,329)	(1,881,722)	(2,005,147)
Total increase (decrease) in net assets	(9,580,583)	(2,623,604)	(2,389,202)
Net assets as of December 31, 2018	$40,223,850	$6,526,547	$4,660,724

(b) Name change. See Note 1.
The accompanying notes are an integral part of these financial statements.

16

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	PIMCO VIT Commodity-RealReturn Strategy	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) (b)	PIMCO VIT Low Duration
Net assets as of December 31, 2016	$2,236,575	$5,217,156	$6,566,368
Investment income (loss):
Dividend distributions	219,499	217,292	216,806
Investment Expenses:
Mortality and expense risk and administrative charges	(23,470)	(57,347)	(201,701)
Net investment income (loss)	196,029	159,945	15,105
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(417,059)	61,812	(24,022)
Change in unrealized appreciation (depreciation)	216,224	(150,635)	9,479
Net gain (loss) on investments	(200,835)	(88,823)	(14,543)
Net increase (decrease) in net assets from operations	(4,806)	71,122	562
Contract owner transactions:
Variable annuity deposits	140,764	221,577	446,856
Terminations, withdrawals and annuity payments	(191,246)	(564,555)	(1,384,502)
Transfers between subaccounts, net	(362,609)	(387,357)	19,528,283
Maintenance charges and mortality adjustments	(618)	(2,138)	(2,955)
Increase (decrease) in net assets from contract transactions	(413,709)	(732,473)	18,587,682
Total increase (decrease) in net assets	(418,515)	(661,351)	18,588,244
Net assets as of December 31, 2017	$1,818,060	$4,555,805	$25,154,612
Investment income (loss):
Dividend distributions	34,977	57,991	261,834
Investment Expenses:
Mortality and expense risk and administrative charges	(19,127)	(53,972)	(182,096)
Net investment income (loss)	15,850	4,019	79,738
Increase (decrease) in net assets from operations:
Capital gain distributions	-	13,706	-
Realized capital gain (loss) on investments	(370,789)	37,064	(284,894)
Change in unrealized appreciation (depreciation)	133,291	(14,699)	23,573
Net gain (loss) on investments	(237,498)	36,071	(261,321)
Net increase (decrease) in net assets from operations	(221,648)	40,090	(181,583)
Contract owner transactions:
Variable annuity deposits	90,690	295,276	497,832
Terminations, withdrawals and annuity payments	(524,238)	(1,014,638)	(2,462,803)
Transfers between subaccounts, net	30,485	380,645	(17,973,401)
Maintenance charges and mortality adjustments	(2,598)	(2,049)	(2,823)
Increase (decrease) in net assets from contract transactions	(405,661)	(340,766)	(19,941,195)
Total increase (decrease) in net assets	(627,309)	(300,676)	(20,122,778)
Net assets as of December 31, 2018	$1,190,751	$4,255,129	$5,031,834

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

17

Variflex
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2018 and 2017, Except as Noted

	PIMCO VIT Real Return	Royce Micro-Cap
Net assets as of December 31, 2016	$22,047,302	$3,990,755
Investment income (loss):
Dividend distributions	498,025	25,314
Investment Expenses:
Mortality and expense risk and administrative charges	(252,492)	(46,060)
Net investment income (loss)	245,533	(20,746)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	396,613
Realized capital gain (loss) on investments	(240,799)	12,385
Change in unrealized appreciation (depreciation)	499,208	(244,610)
Net gain (loss) on investments	258,409	164,388
Net increase (decrease) in net assets from operations	503,942	143,642
Contract owner transactions:
Variable annuity deposits	887,296	200,953
Terminations, withdrawals and annuity payments	(2,382,756)	(379,657)
Transfers between subaccounts, net	(1,437,181)	(166,276)
Maintenance charges and mortality adjustments	(4,598)	(1,496)
Increase (decrease) in net assets from contract transactions	(2,937,239)	(346,476)
Total increase (decrease) in net assets	(2,433,297)	(202,834)
Net assets as of December 31, 2017	$19,614,005	$3,787,921
Investment income (loss):
Dividend distributions	408,076	-
Investment Expenses:
Mortality and expense risk and administrative charges	(198,111)	(36,095)
Net investment income (loss)	209,965	(36,095)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	100,431
Realized capital gain (loss) on investments	(447,348)	108,864
Change in unrealized appreciation (depreciation)	(340,717)	(245,725)
Net gain (loss) on investments	(788,065)	(36,430)
Net increase (decrease) in net assets from operations	(578,100)	(72,525)
Contract owner transactions:
Variable annuity deposits	589,937	186,816
Terminations, withdrawals and annuity payments	(4,960,565)	(1,718,342)
Transfers between subaccounts, net	(1,011,119)	(248,542)
Maintenance charges and mortality adjustments	(6,485)	(6,797)
Increase (decrease) in net assets from contract transactions	(5,388,232)	(1,786,865)
Total increase (decrease) in net assets	(5,966,332)	(1,859,390)
Net assets as of December 31, 2018	$13,647,673	$1,928,531

The accompanying notes are an integral part of these financial statements.
18

Variflex
Notes to Financial Statements
December 31, 2018

1. Organization and Significant Accounting Policies
Variflex (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:
Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

American Century VP Ultra	II	American Century Investment Management, Inc.	-
American Century VP Value	II	American Century Investment Management, Inc.	-
ClearBridge Variable Aggressive Growth	II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Dreyfus IP Technology Growth	Service	The Dreyfus Corporation	-
Dreyfus VIF International Value	Service	The Dreyfus Corporation	Boston Company Asset Mgmt LLC
Guggenheim VIF All Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Alpha Opportunity	-	Guggenheim Investments	-
Guggenheim VIF High Yield	-	Guggenheim Investments	-
Guggenheim VIF Large Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Long Short Equity	-	Guggenheim Investments	-
Guggenheim VIF Managed Asset Allocation	-	Guggenheim Investments	-
Guggenheim VIF Mid Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Small Cap Value	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Large Core	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Large Growth	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Mid Growth	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Small Growth	-	Guggenheim Investments	-
Guggenheim VIF Total Return Bond	-	Guggenheim Investments	-
Guggenheim VIF World Equity Income	-	Guggenheim Investments	-
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc.	-
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Mid Cap Core Equity	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Mid Cap Growth	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Value Opportunities	Series II	Invesco Advisers, Inc.	-

19

Variflex
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)
Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

MFS VIT II Research International	Service	Massachusetts Financial Services Company	-
MFS VIT Total Return	Service	Massachusetts Financial Services Company	-
MFS VIT Utilities	Service	Massachusetts Financial Services Company	-
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	-
Oppenheimer Main Street Small Cap Fund/VA	Service	OFI Global Asset Management	OppenheimerFunds Inc
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT International Bond Portfolio (U.S. Dollar‑Hedged)	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company LLC	-
Royce Micro-Cap	Investment	Royce & Associates, LP	-

Forty-one subaccounts are currently offered by the Account, all of which had activity.

Certain underlying mutual funds are managed by Security Investors, LLC, doing business as Guggenheim Investments, or Guggenheim Partners Investment Management, LLC, related parties to Security Benefit Corporation.  Such funds pay annual investment advisory fees directly to Security Investors, LLC and Guggenheim Partners Investment Management, LLC. of up to 1.17% of average net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

The Account receives deposits from two types of variable annuity contracts issued by SBL: Variflex Variable Annuity (Variflex) and Variflex ES Variable Annuity (Variflex ES).

20

Variflex
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)
All subaccounts reported a full twelve month period except for the following as indicated:

Inception Date	Subaccount

April 29, 2016	Invesco V.I. Government Money Market

During the current year the following subaccount name changes were made effective:

Date	New Name	Old Name

April 30, 2018	Invesco V.I. Health Care	Invesco V.I. Global Health Care
May 1, 2018	Neuberger Berman AMT Sustainable Equity	Neuberger Berman AMT Socially Responsive
July 30, 2018	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

The following subaccount is closed to new investments:

Subaccount

Guggenheim VIF Alpha Opportunity

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2018, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

American Century VP Ultra	$10,495,141	$17,825,055
American Century VP Value	26,589,201	11,163,809
ClearBridge Variable Aggressive Growth	1,530,823	6,998,617
ClearBridge Variable Small Cap Growth	3,209,311	2,196,912
Dreyfus IP Technology Growth	3,005,758	4,143,381
Dreyfus VIF International Value	1,062,055	3,801,922
Guggenheim VIF All Cap Value	7,385,097	15,243,633
Guggenheim VIF Alpha Opportunity (c)	518,949	1,773,167
Guggenheim VIF High Yield	4,416,225	9,729,166
Guggenheim VIF Large Cap Value	16,419,744	34,439,847
Guggenheim VIF Long Short Equity	501,872	669,956
Guggenheim VIF Managed Asset Allocation	4,793,566	6,116,830
Guggenheim VIF Mid Cap Value	19,445,232	27,714,948
Guggenheim VIF Small Cap Value	4,346,241	13,717,731
Guggenheim VIF StylePlus Large Core	25,475,430	43,726,496
Guggenheim VIF StylePlus Large Growth	5,560,631	15,436,689
Guggenheim VIF StylePlus Mid Growth	19,580,707	41,552,282
Guggenheim VIF StylePlus Small Growth	4,247,981	6,612,351
Guggenheim VIF Total Return Bond	5,096,381	9,048,174

(c) Closed to new investments. See Note 1.

21

Variflex
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)
Subaccount	Cost of Purchases	Proceeds from Sales

Guggenheim VIF World Equity Income	$ 4,155,193	$21,539,337
Invesco V.I. Comstock	1,903,692	2,796,894
Invesco V.I. Equity and Income	1,711,178	3,344,819
Invesco V.I. Global Real Estate	679,041	2,116,288
Invesco V.I. Government Money Market	7,706,024	7,350,187
Invesco V.I. Government Securities	635,969	1,414,002
Invesco V.I. Health Care (b)	1,375,382	3,089,661
Invesco V.I. International Growth	2,064,677	5,585,272
Invesco V.I. Mid Cap Core Equity	976,931	1,964,936
Invesco V.I. Mid Cap Growth	1,287,851	1,787,108
Invesco V.I. Value Opportunities	364,979	949,553
MFS VIT II Research International	8,688,410	2,115,155
MFS VIT Total Return	1,579,825	4,832,983
MFS VIT Utilities	778,819	3,519,640
Neuberger Berman AMT Sustainable Equity (b)	3,446,340	8,203,458
Oppenheimer Main Street Small Cap Fund/VA	1,656,529	2,623,633
PIMCO VIT All Asset	444,562	2,340,507
PIMCO VIT CommodityRealReturn Strategy	352,560	742,371
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) (b)	1,140,626	1,463,667
PIMCO VIT Low Duration	8,614,256	28,475,713
PIMCO VIT Real Return	1,123,331	6,301,598
Royce Micro-Cap	492,598	2,215,127

(b) Name change. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2018 by subaccount are as follows:

22

Variflex
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets

American Century VP Ultra	$ 52,327
American Century VP Value	11,096
ClearBridge Variable Aggressive Growth	16,575
Dreyfus IP Technology Growth	6,502
Dreyfus VIF International Value	14,359
Guggenheim VIF All Cap Value	67,571
Guggenheim VIF High Yield	31,033
Guggenheim VIF Large Cap Value	1,291,108
Guggenheim VIF Managed Asset Allocation	130,815
Guggenheim VIF Mid Cap Value	76,876
Guggenheim VIF Small Cap Value	46,146
Guggenheim VIF StylePlus Large Core	857,370
Guggenheim VIF StylePlus Large Growth	39,376
Guggenheim VIF StylePlus Mid Growth	215,775
Guggenheim VIF StylePlus Small Growth	40,008
Guggenheim VIF Total Return Bond	112,480
Guggenheim VIF World Equity Income	261,065
Invesco V.I. Global Real Estate	15,818
Invesco V.I. Government Money Market	19,520
Invesco V.I. Government Securities	6,527
Invesco V.I. Health Care	1,361
Invesco V.I. International Growth	11,978
Invesco V.I. Mid Cap Core Equity	8,675
MFS VIT Total Return	3,986
MFS VIT Utilities	7,973
Neuberger Berman AMT Sustainable Equity	109,412
Oppenheimer Main Street Small Cap Fund/VA	16,178
PIMCO VIT All Asset	97,712
PIMCO VIT CommodityRealReturn Strategy	1,494
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	85,570
PIMCO VIT Low Duration	91,901
PIMCO VIT Real Return	25,180

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

23

Variflex
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)
Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2018.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.20% of the net asset value of each Variflex contract and 1.00% of the net asset value of each Variflex ES contract.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•
Account Administrative Charge: SBL deducts an administrative fee of $30 per year for each Variflex contract and $15 per year for each Variflex ES contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 8% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first eight years of the contract.

24

Variflex
Notes to Financial Statements (continued)

3. Summary of Unit Transactions
The changes in units outstanding for the periods December 31, 2018 and 2017, were as follows:
	2018			2017
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

American Century VP Ultra	185,812	(636,006)	(450,194)	325,600	(524,075)	(198,475)
American Century VP Value	1,145,368	(468,860)	676,508	81,081	(323,056)	(241,975)
ClearBridge Variable Aggressive Growth	34,905	(274,686)	(239,781)	72,545	(173,544)	(100,999)
ClearBridge Variable Small Cap Growth	83,517	(71,753)	11,764	40,877	(43,375)	(2,498)
Dreyfus IP Technology Growth	75,089	(120,992)	(45,903)	128,464	(69,758)	58,706
Dreyfus VIF International Value	67,951	(264,469)	(196,518)	158,426	(131,747)	26,679
Guggenheim VIF All Cap Value	19,836	(254,957)	(235,121)	43,212	(213,460)	(170,248)
Guggenheim VIF Alpha Opportunity (c)	3,617	(75,090)	(71,473)	5,442	(38,695)	(33,253)
Guggenheim VIF High Yield	97,337	(277,056)	(179,719)	209,194	(303,124)	(93,930)
Guggenheim VIF Large Cap Value	11,140	(240,515)	(229,375)	23,646	(170,083)	(146,437)
Guggenheim VIF Long Short Equity	11,908	(44,299)	(32,391)	15,386	(25,189)	(9,803)
Guggenheim VIF Managed Asset Allocation	74,180	(165,619)	(91,439)	45,864	(119,983)	(74,119)
Guggenheim VIF Mid Cap Value	13,342	(224,719)	(211,377)	29,950	(157,583)	(127,633)
Guggenheim VIF Small Cap Value	13,298	(228,584)	(215,286)	28,518	(111,790)	(83,272)
Guggenheim VIF StylePlus Large Core	16,916	(353,824)	(336,908)	42,397	(167,169)	(124,772)
Guggenheim VIF StylePlus Large Growth	108,865	(757,677)	(648,812)	138,377	(190,563)	(52,186)
Guggenheim VIF StylePlus Mid Growth	31,389	(407,564)	(376,175)	49,702	(224,884)	(175,182)
Guggenheim VIF StylePlus Small Growth	14,481	(165,424)	(150,943)	55,131	(97,805)	(42,674)
Guggenheim VIF Total Return Bond	93,946	(209,285)	(115,339)	133,302	(134,829)	(1,527)
Guggenheim VIF World Equity Income	24,421	(397,367)	(372,946)	49,897	(299,633)	(249,736)
Invesco V.I. Comstock	43,218	(128,599)	(85,381)	48,999	(116,017)	(67,018)
Invesco V.I. Equity and Income	42,857	(162,031)	(119,174)	125,603	(173,075)	(47,472)
Invesco V.I. Global Real Estate	18,147	(91,968)	(73,821)	32,584	(112,807)	(80,223)
Invesco V.I. Government Money Market	776,461	(740,914)	35,547	464,874	(684,439)	(219,565)
Invesco V.I. Government Securities	50,172	(119,173)	(69,001)	67,919	(290,922)	(223,003)

(c) Closed to new investments. See Note 1.

25

Variflex
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)
	2018			2017
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Invesco V.I. Health Care (b)	20,490	(124,409)	(103,919)	50,236	(104,319)	(54,083)
Invesco V.I. International Growth	98,757	(311,005)	(212,248)	136,686	(223,464)	(86,778)
Invesco V.I. Mid Cap Core Equity	20,228	(90,261)	(70,033)	43,392	(64,942)	(21,550)
Invesco V.I. Mid Cap Growth	36,047	(85,523)	(49,476)	48,252	(70,731)	(22,479)
Invesco V.I. Value Opportunities	10,147	(57,289)	(47,142)	20,753	(27,637)	(6,884)
MFS VIT II Research International	573,674	(136,177)	437,497	152,436	(681,294)	(528,858)
MFS VIT Total Return	47,151	(268,362)	(221,211)	206,040	(128,889)	77,151
MFS VIT Utilities	27,830	(136,197)	(108,367)	36,207	(79,437)	(43,230)
Neuberger Berman AMT Sustainable Equity (b)	29,224	(234,598)	(205,374)	32,112	(161,969)	(129,857)
Oppenheimer Main Street Small Cap Fund/VA	23,981	(87,553)	(63,572)	86,671	(55,634)	31,037
PIMCO VIT All Asset	16,733	(133,634)	(116,901)	65,207	(99,228)	(34,021)
PIMCO VIT CommodityRealReturn Strategy	52,233	(118,201)	(65,968)	47,211	(117,139)	(69,928)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) (b)	65,903	(86,367)	(20,464)	30,840	(75,710)	(44,870)
PIMCO VIT Low Duration	666,978	(2,241,534)	(1,574,556)	1,788,211	(330,807)	1,457,404
PIMCO VIT Real Return	54,111	(427,009)	(372,898)	103,198	(304,729)	(201,531)
Royce Micro-Cap	23,925	(125,940)	(102,015)	17,949	(40,297)	(22,348)

(b) Name change. See Note 1.

26

Variflex
Notes to Financial Statements (continued)
4. Financial Highlights
The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2018, were as follows:
Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century VP Ultra
2018	1,746,003	24.18	24.18	42,212,088	0.14	1.20	1.20	(0.62)	(0.62)
2017	2,196,197	24.33	24.33	53,425,045	0.24	1.20	1.20	30.46	30.46
2016	2,394,672	18.65	18.65	44,663,315	0.19	1.20	1.20	3.10	3.10
2015	2,447,266	18.09	18.09	44,271,586	0.31	1.20	1.20	4.75	4.75
2014	1,974,101	17.27	17.27	34,083,354	0.11	1.20	1.20	8.55	8.55
American Century VP Value
2018	1,540,754	20.88	20.88	32,165,017	1.55	1.20	1.20	(10.35)	(10.35)
2017	864,246	23.29	23.29	20,130,144	1.44	1.20	1.20	7.28	7.28
2016	1,106,221	21.71	21.71	24,017,485	1.52	1.20	1.20	18.83	18.83
2015	1,030,726	18.27	18.27	18,831,431	1.93	1.20	1.20	(5.19)	(5.19)
2014	1,065,767	19.27	19.27	20,534,641	1.30	1.20	1.20	11.58	11.58
ClearBridge Variable Aggressive Growth
2018	412,854	21.54	21.54	8,886,542	0.32	1.20	1.20	(9.65)	(9.65)
2017	652,635	23.84	23.84	15,555,325	0.26	1.20	1.20	14.56	14.56
2016	753,634	20.81	20.81	15,674,689	0.37	1.20	1.20	(0.24)	(0.24)
2015	890,688	20.86	20.86	18,576,904	0.08	1.20	1.20	(3.11)	(3.11)
2014	843,504	21.53	21.53	18,158,523	0.01	1.20	1.20	18.62	18.62
ClearBridge Variable Small Cap Growth
2018	189,670	27.54	27.54	5,223,073	-	1.20	1.20	2.19	2.19
2017	177,906	26.95	26.95	4,794,307	-	1.20	1.20	22.78	22.78
2016	180,404	21.95	21.95	3,959,476	-	1.20	1.20	4.52	4.52
2015	197,392	21.00	21.00	4,144,461	-	1.20	1.20	(5.49)	(5.49)
2014	231,822	22.22	22.22	5,151,957	-	1.20	1.20	2.82	2.82

27

Variflex
Notes to Financial Statements (continued)
4. Financial Highlights (continued)
Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Dreyfus IP Technology Growth
2018	268,867	28.98	28.98	7,787,977	-	1.20	1.20	(2.46)	(2.46)
2017	314,770	29.71	29.71	9,348,134	-	1.20	1.20	40.67	40.67
2016	256,064	21.12	21.12	5,405,969	-	1.20	1.20	3.13	3.13
2015	291,674	20.48	20.48	5,971,199	-	1.20	1.20	4.65	4.65
2014	274,691	19.57	19.57	5,373,851	-	1.20	1.20	5.27	5.27
Dreyfus VIF International Value
2018	379,166	11.93	11.93	4,520,940	1.83	1.20	1.20	(17.95)	(17.95)
2017	575,684	14.54	14.54	8,369,937	1.26	1.20	1.20	26.66	26.66
2016	549,005	11.48	11.48	6,304,135	1.56	1.20	1.20	(2.79)	(2.79)
2015	542,931	11.81	11.81	6,411,531	2.12	1.20	1.20	(4.14)	(4.14)
2014	611,659	12.32	12.32	7,535,603	1.36	1.20	1.20	(10.66)	(10.66)
Guggenheim VIF All Cap Value
2018	1,192,816	49.77	52.15	59,349,777	1.12	1.00	1.20	(11.71)	(11.52)
2017	1,427,937	56.37	58.94	80,472,299	1.05	1.00	1.20	13.40	13.63
2016	1,598,185	49.71	51.87	79,424,556	1.45	1.00	1.20	21.24	21.48
2015	1,743,417	41.00	42.70	71,465,093	0.96	1.00	1.20	(5.83)	(5.66)
2014	1,991,668	43.54	45.26	86,714,549	-	1.00	1.20	6.30	6.54
Guggenheim VIF Alpha Opportunity (c)
2018	130,711	21.88	21.88	2,853,336	-	1.20	1.20	(12.65)	(12.65)
2017	202,184	25.05	25.05	5,056,116	-	1.20	1.20	5.96	5.96
2016	235,437	23.64	23.64	5,558,827	-	1.20	1.20	11.40	11.40
2015	259,800	21.22	21.22	5,505,459	-	1.20	1.20	(5.81)	(5.81)
2014	282,008	22.53	22.53	6,347,164	-	1.20	1.20	8.06	8.06
Guggenheim VIF High Yield
2018	357,323	33.13	34.67	11,826,269	7.19	1.00	1.20	(5.29)	(5.09)
2017	537,042	34.98	36.53	18,771,672	4.94	1.00	1.20	4.95	5.18
2016	630,972	33.33	34.73	21,013,638	7.82	1.00	1.20	16.13	16.35
2015	583,590	28.70	29.85	16,738,552	11.39	1.00	1.20	(5.12)	(4.91)
2014	636,962	30.25	31.39	19,253,695	-	1.00	1.20	1.31	1.49

(c) Closed to new investments. See Note 1.

28

Variflex
Notes to Financial Statements (continued)
4. Financial Highlights (continued)
Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Large Cap Value
2018	1,336,679	40.22	120.39	160,802,608	1.37	1.00	1.20	(10.62)	(10.42)
2017	1,566,054	44.90	134.69	210,790,105	1.24	1.00	1.20	14.43	14.66
2016	1,712,491	39.16	117.71	201,448,397	1.67	1.00	1.20	19.95	20.20
2015	1,880,329	32.58	98.13	184,411,002	1.15	1.00	1.20	(6.22)	(6.06)
2014	2,063,884	34.68	104.64	215,854,869	-	1.00	1.20	8.14	8.38
Guggenheim VIF Long Short Equity
2018	157,970	13.58	13.58	2,147,387	-	1.20	1.20	(14.00)	(14.00)
2017	190,361	15.79	15.79	3,007,346	0.35	1.20	1.20	13.43	13.43
2016	200,164	13.92	13.92	2,786,500	-	1.20	1.20	(0.50)	(0.50)
2015	221,576	13.99	13.99	3,101,617	-	1.20	1.20	-	-
2014	236,634	13.99	13.99	3,310,859	-	1.20	1.20	1.60	1.60
Guggenheim VIF Managed Asset Allocation
2018	692,967	33.24	34.83	23,033,276	1.42	1.00	1.20	(6.86)	(6.67)
2017	784,406	35.69	37.32	27,994,809	1.51	1.00	1.20	13.01	13.23
2016	858,525	31.58	32.96	27,110,103	1.20	1.00	1.20	6.73	6.94
2015	913,759	29.59	30.82	27,038,021	1.00	1.00	1.20	(1.10)	(0.90)
2014	978,283	29.92	31.10	29,267,760	-	1.00	1.20	5.43	5.64
Guggenheim VIF Mid Cap Value
2018	1,035,575	98.35	102.76	101,817,730	0.61	1.00	1.20	(14.03)	(13.85)
2017	1,246,952	114.40	119.28	142,606,379	0.66	1.00	1.20	12.36	12.58
2016	1,374,585	101.82	105.95	139,924,198	0.92	1.00	1.20	25.24	25.49
2015	1,486,685	81.30	84.43	120,845,437	0.62	1.00	1.20	(7.92)	(7.73)
2014	1,686,956	88.29	91.50	148,912,270	-	1.00	1.20	(0.29)	(0.10)
Guggenheim VIF Small Cap Value
2018	608,134	48.70	50.57	29,619,371	0.32	1.00	1.20	(13.71)	(13.56)
2017	823,420	56.44	58.50	46,480,179	0.37	1.00	1.20	2.45	2.67
2016	906,692	55.09	56.98	49,951,098	0.11	1.00	1.20	25.09	25.34
2015	982,510	44.04	45.46	43,272,038	-	1.00	1.20	(7.73)	(7.55)
2014	1,113,103	47.73	49.17	53,135,369	0.01	1.00	1.20	(2.57)	(2.36)

29

Variflex
Notes to Financial Statements (continued)
4. Financial Highlights (continued)
Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF StylePlus Large Core
2018	1,413,902	38.88	105.98	149,794,031	1.58	1.00	1.20	(7.69)	(7.49)
2017	1,750,810	42.03	114.80	200,945,721	1.18	1.00	1.20	20.75	21.02
2016	1,875,582	34.73	95.07	178,255,646	0.86	1.00	1.20	11.98	12.21
2015	2,059,073	30.95	84.89	174,755,029	1.37	1.00	1.20	0.28	0.49
2014	2,225,301	30.80	84.65	188,277,994	-	1.00	1.20	14.08	14.33
Guggenheim VIF StylePlus Large Growth
2018	1,046,321	17.67	18.38	18,456,578	1.39	1.00	1.20	(4.80)	(4.62)
2017	1,695,133	18.56	19.27	31,424,318	0.98	1.00	1.20	28.53	28.81
2016	1,747,319	14.44	14.96	25,197,790	0.52	1.00	1.20	7.44	7.63
2015	1,799,055	13.44	13.90	24,153,647	1.06	1.00	1.20	4.27	4.43
2014	1,806,698	12.89	13.31	23,273,805	-	1.00	1.20	13.77	14.05
Guggenheim VIF StylePlus Mid Growth
2018	1,287,021	68.89	85.38	109,865,085	1.34	1.00	1.20	(8.22)	(8.04)
2017	1,663,196	74.91	93.03	154,696,543	0.91	1.00	1.20	23.17	23.41
2016	1,838,378	60.70	75.53	138,813,088	0.64	1.00	1.20	7.35	7.57
2015	1,670,372	56.43	70.36	117,488,930	1.13	1.00	1.20	(1.28)	(1.07)
2014	1,800,810	57.04	71.27	128,306,124	-	1.00	1.20	11.69	11.91
Guggenheim VIF StylePlus Small Growth
2018	624,269	31.45	32.83	19,632,700	1.05	1.00	1.20	(11.38)	(11.20)
2017	775,212	35.49	36.97	27,512,558	0.73	1.00	1.20	20.92	21.17
2016	817,886	29.35	30.51	24,005,242	0.37	1.00	1.20	12.11	12.29
2015	914,271	26.18	27.17	23,940,291	0.84	1.00	1.20	(2.50)	(2.27)
2014	932,593	26.85	27.80	25,040,749	-	1.00	1.20	7.49	7.71
Guggenheim VIF Total Return Bond
2018	681,602	23.17	42.27	28,798,889	4.12	1.00	1.20	(0.09)	0.09
2017	796,941	23.15	42.31	33,700,608	4.29	1.00	1.20	5.44	5.66
2016	798,468	21.91	40.12	32,019,873	4.43	1.00	1.20	5.55	5.79
2015	850,958	20.71	38.01	32,333,173	2.27	1.00	1.20	(0.08)	0.15
2014	1,244,966	20.68	38.04	47,337,434	-	1.00	1.20	6.79	6.98

30

Variflex
Notes to Financial Statements (continued)
4. Financial Highlights (continued)
Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF World Equity Income
2018	2,001,589	44.17	46.11	92,319,109	2.89	1.00	1.20	(9.27)	(9.10)
2017	2,374,535	48.59	50.82	120,712,889	2.77	1.00	1.20	13.69	13.90
2016	2,624,271	42.66	44.70	117,345,821	3.06	1.00	1.20	9.05	9.27
2015	2,827,490	39.04	40.99	115,935,683	3.26	1.00	1.20	(1.87)	(1.64)
2014	3,095,711	39.69	41.77	129,332,660	-	1.00	1.20	3.75	3.95
Invesco V.I. Comstock
2018	389,500	18.35	18.35	7,144,653	1.53	1.20	1.20	(13.40)	(13.40)
2017	474,881	21.19	21.19	10,061,748	1.89	1.20	1.20	16.17	16.17
2016	541,899	18.24	18.24	9,883,619	1.19	1.20	1.20	15.59	15.59
2015	668,515	15.78	15.78	10,549,609	1.70	1.20	1.20	(7.34)	(7.34)
2014	723,975	17.03	17.03	12,327,200	1.09	1.20	1.20	7.78	7.78
Invesco V.I. Equity and Income
2018	712,152	17.98	17.98	12,805,989	1.96	1.20	1.20	(10.81)	(10.81)
2017	831,326	20.16	20.16	16,762,436	1.51	1.20	1.20	9.45	9.45
2016	878,798	18.42	18.42	16,188,496	1.55	1.20	1.20	13.42	13.42
2015	979,267	16.24	16.24	15,899,561	2.53	1.20	1.20	(3.73)	(3.73)
2014	937,501	16.87	16.87	15,814,969	1.72	1.20	1.20	7.45	7.45
Invesco V.I. Global Real Estate
2018	277,106	21.16	21.16	5,863,804	3.46	1.20	1.20	(7.31)	(7.31)
2017	350,927	22.83	22.83	8,009,577	3.10	1.20	1.20	11.69	11.69
2016	431,150	20.44	20.44	8,810,071	1.61	1.20	1.20	0.84	0.84
2015	456,523	20.27	20.27	9,253,183	3.53	1.20	1.20	(2.69)	(2.69)
2014	481,460	20.83	20.83	10,025,615	1.65	1.20	1.20	13.27	13.27
Invesco V.I. Government Money Market (a)
2018	884,602	9.84	9.89	8,703,524	1.26	1.00	1.20	0.10	0.20
2017	849,055	9.83	9.87	8,347,687	0.31	1.00	1.20	(0.91)	(0.70)
2016	1,068,620	9.92	9.94	10,600,953	0.07	1.00	1.20	(0.80)	(0.60)

(a) Prior year new subaccount. See Note 1.

31

Variflex
Notes to Financial Statements (continued)
4. Financial Highlights (continued)
Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Government Securities
2018	313,420	11.74	11.74	3,676,208	1.81	1.20	1.20	(0.93)	(0.93)
2017	382,421	11.85	11.85	4,527,570	1.51	1.20	1.20	0.51	0.51
2016	605,424	11.79	11.79	7,133,117	2.03	1.20	1.20	(0.17)	(0.17)
2015	441,137	11.81	11.81	5,207,497	2.21	1.20	1.20	(1.17)	(1.17)
2014	432,898	11.95	11.95	5,169,381	3.68	1.20	1.20	2.66	2.66
Invesco V.I. Health Care (b)
2018	279,829	23.40	23.40	6,546,930	-	1.20	1.20	(0.30)	(0.30)
2017	383,748	23.47	23.47	9,006,958	0.37	1.20	1.20	14.43	14.43
2016	437,831	20.51	20.51	8,979,421	-	1.20	1.20	(12.54)	(12.54)
2015	583,720	23.45	23.45	13,685,762	-	1.20	1.20	1.91	1.91
2014	444,983	23.01	23.01	10,235,571	-	1.20	1.20	18.24	18.24
Invesco V.I. International Growth
2018	854,580	15.53	15.53	13,269,030	1.70	1.20	1.20	(16.19)	(16.19)
2017	1,066,828	18.53	18.53	19,773,499	1.29	1.20	1.20	21.19	21.19
2016	1,153,606	15.29	15.29	17,632,853	1.17	1.20	1.20	(1.86)	(1.86)
2015	1,200,039	15.58	15.58	18,695,720	1.30	1.20	1.20	(3.77)	(3.77)
2014	1,282,926	16.19	16.19	20,773,145	1.38	1.20	1.20	(1.10)	(1.10)
Invesco V.I. Mid Cap Core Equity
2018	177,615	18.92	18.92	3,356,323	0.10	1.20	1.20	(12.65)	(12.65)
2017	247,648	21.66	21.66	5,359,837	0.33	1.20	1.20	13.28	13.28
2016	269,198	19.12	19.12	5,143,340	-	1.20	1.20	11.81	11.81
2015	288,230	17.10	17.10	4,925,720	0.09	1.20	1.20	(5.42)	(5.42)
2014	385,497	18.08	18.08	6,967,224	-	1.20	1.20	2.90	2.90
Invesco V.I. Mid Cap Growth
2018	230,131	18.04	18.04	4,148,930	-	1.20	1.20	(7.01)	(7.01)
2017	279,607	19.40	19.40	5,421,565	-	1.20	1.20	20.65	20.65
2016	302,086	16.08	16.08	4,853,736	-	1.20	1.20	(0.62)	(0.62)
2015	1,720,284	16.18	16.18	27,835,878	-	1.20	1.20	(0.19)	(0.19)
2014	1,121,131	16.21	16.21	18,173,802	-	1.20	1.20	6.43	6.43

(b) Name change. See Note 1.

32

Variflex
Notes to Financial Statements (continued)
4. Financial Highlights (continued)
Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Value Opportunities
2018	125,863	13.07	13.07	1,642,722	-	1.20	1.20	(20.30)	(20.30)
2017	173,005	16.40	16.40	2,834,939	0.02	1.20	1.20	15.82	15.82
2016	179,889	14.16	14.16	2,544,956	0.07	1.20	1.20	16.54	16.54
2015	214,239	12.15	12.15	2,601,888	1.92	1.20	1.20	(11.76)	(11.76)
2014	319,481	13.77	13.77	4,396,878	2.09	1.20	1.20	5.11	5.11
MFS VIT II Research International
2018	1,341,791	12.79	12.79	17,155,013	1.01	1.20	1.20	(15.35)	(15.35)
2017	904,294	15.11	15.11	13,658,097	1.31	1.20	1.20	26.34	26.34
2016	1,433,152	11.96	11.96	17,130,063	1.28	1.20	1.20	(2.05)	(2.05)
2015	1,562,535	12.21	12.21	19,077,984	4.66	1.20	1.20	(3.40)	(3.40)
2014	1,461,470	12.64	12.64	18,473,066	1.38	1.20	1.20	(8.21)	(8.21)
MFS VIT Total Return
2018	692,345	16.58	16.58	11,472,306	1.80	1.20	1.20	(7.01)	(7.01)
2017	913,556	17.83	17.83	16,279,948	2.29	1.20	1.20	10.68	10.68
2016	836,405	16.11	16.11	13,465,308	2.91	1.20	1.20	7.54	7.54
2015	878,832	14.98	14.98	13,160,465	2.44	1.20	1.20	(1.77)	(1.77)
2014	912,640	15.25	15.25	13,913,622	1.68	1.20	1.20	6.94	6.94
MFS VIT Utilities
2018	388,671	24.94	24.94	9,692,985	0.77	1.20	1.20	(0.40)	(0.40)
2017	497,038	25.04	25.04	12,445,613	4.24	1.20	1.20	13.15	13.15
2016	540,268	22.13	22.13	11,958,182	3.83	1.20	1.20	9.88	9.88
2015	557,581	20.14	20.14	11,229,484	4.21	1.20	1.20	(15.77)	(15.77)
2014	679,789	23.91	23.91	16,255,723	2.00	1.20	1.20	11.11	11.11
Neuberger Berman AMT Sustainable Equity (b)
2018	1,363,988	29.50	30.27	40,223,850	0.21	1.00	1.20	(7.09)	(6.89)
2017	1,569,362	31.75	32.51	49,804,433	0.35	1.00	1.20	16.69	16.94
2016	1,699,219	27.21	27.80	46,210,572	0.47	1.00	1.20	8.36	8.55
2015	1,907,877	25.11	25.61	47,899,760	0.31	1.00	1.20	(1.80)	(1.58)
2014	2,043,086	25.57	26.02	52,227,111	0.11	1.00	1.20	8.81	9.01

(b) Name change. See Note 1.

33

Variflex
Notes to Financial Statements (continued)
4. Financial Highlights (continued)
Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Oppenheimer Main Street Small Cap Fund/VA
2018	265,836	24.55	24.55	6,526,547	0.06	1.20	1.20	(11.63)	(11.63)
2017	329,408	27.78	27.78	9,150,151	0.66	1.20	1.20	12.56	12.56
2016	298,371	24.68	24.68	7,363,878	0.24	1.20	1.20	16.25	16.25
2015	340,572	21.23	21.23	7,229,648	0.66	1.20	1.20	(7.21)	(7.21)
2014	340,628	22.88	22.88	7,793,586	0.69	1.20	1.20	10.32	10.32
PIMCO VIT All Asset
2018	282,852	16.49	16.49	4,660,724	3.10	1.20	1.20	(6.57)	(6.57)
2017	399,753	17.65	17.65	7,049,926	4.75	1.20	1.20	12.21	12.21
2016	433,774	15.73	15.73	6,819,173	2.59	1.20	1.20	11.56	11.56
2015	528,888	14.10	14.10	7,452,657	3.23	1.20	1.20	(10.08)	(10.08)
2014	658,246	15.68	15.68	10,317,391	5.31	1.20	1.20	(0.70)	(0.70)
PIMCO VIT CommodityRealReturn Strategy
2018	223,288	5.33	5.33	1,190,751	2.32	1.20	1.20	(15.13)	(15.13)
2017	289,256	6.28	6.28	1,818,060	10.83	1.20	1.20	0.96	0.96
2016	359,184	6.22	6.22	2,236,575	1.14	1.20	1.20	13.71	13.71
2015	357,471	5.47	5.47	1,956,393	4.58	1.20	1.20	(26.58)	(26.58)
2014	386,781	7.45	7.45	2,883,823	0.42	1.20	1.20	(19.46)	(19.46)
PIMCO VIT International Bond Portfolio (U.S. Dollar‑Hedged) (b)
2018	255,243	16.67	16.67	4,255,129	1.32	1.20	1.20	0.85	0.85
2017	275,707	16.53	16.53	4,555,805	4.45	1.20	1.20	1.54	1.54
2016	320,577	16.28	16.28	5,217,156	1.48	1.20	1.20	5.24	5.24
2015	310,184	15.47	15.47	4,798,659	2.84	1.20	1.20	(0.90)	(0.90)
2014	404,708	15.61	15.61	6,318,797	1.84	1.20	1.20	9.77	9.77
PIMCO VIT Low Duration
2018	398,656	12.64	12.64	5,031,834	1.73	1.20	1.20	(0.86)	(0.86)
2017	1,973,212	12.75	12.75	25,154,612	1.37	1.20	1.20	0.16	0.16
2016	515,808	12.73	12.73	6,566,368	1.65	1.20	1.20	0.16	0.16
2015	611,056	12.71	12.71	7,763,260	3.57	1.20	1.20	(0.86)	(0.86)
2014	736,744	12.82	12.82	9,445,024	1.15	1.20	1.20	(0.39)	(0.39)

(b) Name change. See Note 1.

34

Variflex
Notes to Financial Statements (continued)
4. Financial Highlights (continued)
Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Real Return
2018	960,052	14.22	14.22	13,647,673	2.45	1.20	1.20	(3.40)	(3.40)
2017	1,332,950	14.72	14.72	19,614,005	2.39	1.20	1.20	2.44	2.44
2016	1,534,481	14.37	14.37	22,047,302	2.27	1.20	1.20	3.90	3.90
2015	1,633,736	13.83	13.83	22,585,375	3.82	1.20	1.20	(3.82)	(3.82)
2014	1,995,954	14.38	14.38	28,705,195	1.41	1.20	1.20	1.84	1.84
Royce Micro-Cap
2018	133,486	14.46	14.46	1,928,531	-	1.20	1.20	(10.13)	(10.13)
2017	235,501	16.09	16.09	3,787,921	0.65	1.20	1.20	3.87	3.87
2016	257,849	15.49	15.49	3,990,755	0.63	1.20	1.20	18.33	18.33
2015	298,857	13.09	13.09	3,911,006	-	1.20	1.20	(13.54)	(13.54)
2014	359,428	15.14	15.14	5,438,708	-	1.20	1.20	(4.72)	(4.72)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  Average net assets is a simple average of beginning net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(2) These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The disclosed range represents the lowest expense ratio to highest expense ratio, respectively.  Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.
(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.
5. Subsequent Events
The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

35

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
a.	Financial Statements
The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2018 and 2017, and for the periods December 31, 2018, February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017, and for the period ended December 31, 2016; and (2) the audited financial statements of the Variflex Separate Account at December 31, 2018, and for each of the specified periods ended December 31, 2018 and 2017, or for such portions of such periods as disclosed in the financial statements.
b.	Exhibits
(1)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(b)
(2)	Not Applicable
(3)	(a)	Facilities Agreement(ag)
(b)	SBL Variable Products Sales Agreement(g)
(c)	SBL Variable Products Schedule of Commissions Variflex – Variable Annuity(ac)
(d)	SBL Variable Products Schedule of Asset-Based Commissions(f)
(e)	Marketing Organization Agreement(s)
(f)	SBL Variable Products Variflex Variable Annuity Commission Schedule(f)
(g)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreement(m)
(h)	Distribution Agreement(ad)
(4)	(a)	Individual Contract (Form V6023 1‑98)(b)
(b)	Individual Contract-Unisex (Form V6023 1‑98U)(b)
(c)	Group Allocated Contract (Form GV6023 1‑98)(b)
(d)	Group Allocated Contract-Unisex (Form GV6023 1‑98U)(b)
(e)	Group Certificate (Form GVC6023 1‑98)(b)
(f)	Group Certificate-Unisex (Form GVC6023 1‑98U)(b)
(g)	Group Unallocated Contract (Form GV6317 2‑88)(a)
(h)	Loan Endorsement (Form V6066 10‑00)(h)
(i)	Group Loan Provision Certificate (Form GV6821 L‑4 1‑97)(a)
(j)	Individual Stepped-Up Death Benefit Endorsement (Form V6050 3‑96)(a)
(k)	Group Stepped-Up Death Benefit Endorsement (Form V6050A 3‑96)(a)
(l)	Group Stepped-Up Death Benefit Certificate (Form V6050C 3‑96)(a)
(m)	Individual Withdrawal Charge Waiver (Form V6051 3‑96)(a)
(n)	Group Withdrawal Charge Waiver (Form GV6051 3‑96)(a)
(o)	Group Withdrawal Charge Waiver Certificate (Form GV6051C 3‑96)(a)
(p)	Group and Individual IRA Endorsement (Form 4453C‑5 R9‑96)(a)
(q)	SIMPLE IRA Endorsement (Form 4453C‑5S R9-03)(k)
(r)	TSA Endorsement (Form V6101 R9-10)(v)
(s)	457 Endorsement (Form V6054 2‑98)(c)

(t)	403(a) Endorsement (Form V6057 10‑98)(d)
(u)	Roth IRA Endorsement (Form V6851A R9-10)(v)
(v)	Method for Deductions Endorsement (Form V6071 3‑01)(f)
(w)	Texas Optional Retirement Plan Rider (Form V6932G 7‑00)(f)
(x)	Traditional IRA Endorsement (Form V6849A R9-10)(v)
(y)	Terminal Illness (Form V6051 TI 2‑97)(i)
(z)	Endorsement Non-Qualified (Form V6822 1‑85)(i)
(aa)	Individual Contract (Form V6016 1-88)(a)
(ab)	Individual Contract (Form V6009 R11-81)(l)
(5)	(a)	Group and Individual Application (Form V7567 9-05)(o)
(b)	Group Enrollment (Form GV7581 1‑98)(e)
(6)	(a)	Composite of Articles of Incorporation of SBL(j)
(b)	Bylaws of SBL(ab)
(7)	Not Applicable
(8)	(a)	Participation Agreement – AIM(z)
(b)	Participation Agreement – American Century(x)
(c)	Participation Agreement – Dreyfus(z)
(d)	Participation Agreement – Legg Mason (Citigroup Global Markets, Inc.)(ad)
(e)	Participation Agreement – MFS®(y)
(f)	Participation Agreement – Morgan Stanley (Van Kampen UIF)(y)
(g)	Participation Agreement – Neuberger Berman – AMT Funds(ae)
(h)	Participation Agreement – Oppenheimer(v)
(i)	Participation Agreement – PIMCO(w)
(j)	Participation Agreement – Royce(o)
(k)	Participation Agreement – Rydex – Variable(n)
(i)	Amendment Number 1(n)
(ii)	Amendment Number 2(n)
(iii)	Amendment Number 3(n)
(iv)	Amendment Number 4(n)
(v)	Amendment Number 5(n)
(vi)	Amendment Number 6(p)
(l)	Participation Agreement – SBL(aa)
(m)	Information Sharing Agreement – AIM(q)
(n)	Information Sharing Agreement – American Century(q)
(o)	Information Sharing Agreement – Dreyfus(q)
(p)	Information Sharing Agreement – Legg Mason(t)
(q)	Information Sharing Agreement – MFS(q)
(r)	Information Sharing Agreement – Neuberger Berman(u)
(s)	Information Sharing Agreement – Oppenheimer(q)
(t)	Information Sharing Agreement – PIMCO(q)
(u)	Information Sharing Agreement – Royce(q)
(v)	Information Sharing Agreement – Rydex(q)
(w)	Information Sharing Agreement – Security Funds(r)
(9)	Opinion of Counsel(ac)
(10)	(a)	Consent of Independent Registered Public Accounting Firm
(b)	Consent of Counsel

(11)	Not Applicable
(12)	Not Applicable
(13)	(a)	Powers of Attorney of John F. Guyot, Michael P. Kiley, Roger S. Offermann, Barry G. Ward, Joseph W Wittrock, and Douglas G. Wolff(af)
(b)	Power of Attorney of John P. Wohletz(ad)
(a)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997).
(b)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed August 17, 1998).
(c)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.333-36529 (filed August 31, 1998).
(d)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 30, 1999).
(e)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed May 1, 2000).
(f)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 11, 2001).
(g)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed March 1, 2002).
(h)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed February 20, 2001).
(i)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 8, 2002).
(j)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed February 23, 2005).
(k)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑93947 (filed April 30, 2004).
(l)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 27, 2009).
(m)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120399 (filed November 12, 2004).
(n)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed April 28, 2006).
(o)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 28, 2006).
(p)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed March 9, 2007).
(q)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007).
(r)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).
(s)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).
(t)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009).
(u)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007).
(v)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011).
(w)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2012).
(x)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2012).
(y)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012).
(z)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013).
(aa)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014).
(ab)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016).
(ac)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2015).
(ad)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017).
(ae)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2018).
(af)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2016).
(ag)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2019).

Item 25. Directors and Officers of the Depositor
Name and Principal Business Address*	Positions and Offices with Depositor
Michael P. Kiley	Chairman, Chief Executive Officer, and Director
Douglass G. Wolff	President and Director
Barry G. Ward	Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
John F. Guyot	Senior Vice President, General Counsel, Secretary, and Director
Roger S. Offermann	Senior Vice President, Chief Actuary and Director
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer, and Director
David G. Byrnes	Vice President
Amy L. Comer	Vice President and Assistant General Counsel
Albert J. DalPorto	Vice President, Product Development and Market Research
Jackie R. Fox	Vice President, Client Service
Dustin Stejskal	Vice President, Chief Digital Officer
John R. Keddy	Vice President and Chief Technology Officer
Phon Vilayoune	Vice President, Investments
Rui Guo	Vice President and Product Actuary
Susan J. Lacey	Vice President and Controller
Danny D. Purcell	Vice President, Appointed Actuary
Jeanne R. Slusher	Vice President and Director of Audit
John P. Wohletz	Vice President and Chief Accounting Officer
Christopher D. Swickard	Vice President, Associate General Counsel, and Assistant Secretary
Kevin M. Watt	Vice President
Craig P. Weishaar	Vice President, Direct Relationships
Carmen R. Hill	Vice President, Chief Compliance Officer and Chief Privacy Officer
*Located at One Security Benefit Place, Topeka, Kansas 66636‑0001.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
The Depositor, Security Benefit Life Insurance Company (“SBL” or “the Company”), is a wholly-owned subsidiary of SBL Holdings, LLC. The Registrant is a segregated asset account of SBL. The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.
Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent LLC	DE	100%	by 100 N. Cresent Holdings LLC
100 N. Cresent Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
1100 West Holdings II, LLC	DE	50%	by Mondrian Miami Investment LLC
1100 West Holdings, LLC	DE	100%	by 1100 West Holdings II, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
1100 West Properties, LLC	DE	100%	by 1100 West Holdings, LLC
13 FEG Asset Production, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG LA Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Touring Events, LLC	DE	100%	by 13FEG Ops, LLC
1300 South Miami Employer, LLC	DE	100%	by SBE Hotel Group, LLC
1300 South Miami JV, LLC	DE	50%	by 1300 South Miami SBEHG Equity, LLC
1300 South Miami SBEHG Equity, LLC	DE	100%	by SBE Hotel Group, LLC
13FEG Alamo Production, LLC	DE	100%	by 13 FEG Asset Production, LLC
13FEG Columbus Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG IP, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13FEG Jacksonville Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG New Orleans, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG Ops, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13th Floor Denver Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
1645 NW, LLC	CA	51%	by SBE Restaurant Group, LLC
1650 Schraeder Blvd., LLC	CA	100%	by SBE Restaurant Group, LLC
1701 Collins (Miami) Manager, LLC	DE	49.5%	by SBEEG Holdings, LLC
1743 Cahuenga, LLC	CA	89.25%	by SBE Restaurant Group I, LLC
1776 Collins CSB Employer, LLC	DE	100%	by SBE Restaurant Group, LLC
1776 Collins Management, LLC	DE	100%	by SBE Hotel Group, LLC
1801 SBE Eats, LLC	CA	50%	by SBEEG Holdings, LLC
1801 SBE Eats, LLC	CA	50%	by SN SBE Eats, LLC
2525 Atlantic LLC	DE	100%	by Eldridge Charlston LLC
29 E 29th Employer, LLC	DE	100%	by SBE Hotel Group, LLC
29 E 29th Management, LLC	DE	100%	by SBE Hotel Group, LLC
313 South Broad SBE Member, LLC	DE	100%	by SBE Hotel Group, LLC
333 Fish Tacos NY 1, LLC	NY	100%	by Fish Tacos NY 1, LLC
37-41 Mortimer GP LTD	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer LP	GBR	99.99%	by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	JEY	99.99%	by 37-41 Mortimer Street LLP
444 Park Avenue Employer, LLC	DE	100%	by SBE Hotel Group, LLC
45-501,LLC	DE	100%	by FX Leasing, LLC
45-502, LLC	DE	100%	by FX Leasing, LLC
45-506, LLC	DE	100%	by FX Leasing, LLC
495 ABC License LLC	CA	100%	by 495 Geary LLC
495 Geary LLC	DE	99%	by Clift Holdings LLC
58th Street Bar Company LLC	DE	100%	by Hudson Pledgor, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
618 Ocean LLC	DE	33.33%	by Eldridge Charlston LLC
6611 Hollywood Whitley, LLC	CA	100%	by SBE Restaurant Group, LLC
6623 Hollywood Cherokee, LLC	CA	100%	by SBE Restaurant Group, LLC
700 Edgewater Development Mezz, LLC	DE	100%	by CHE Edgewater LLC
700 Edgewater Development Parent, LLC	DE	40%	by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100%	by CHE Edgewater LLC
7080 HW La Brea, LLC	CA	100%	by SBE Restaurant Group, LLC
720 NE Street Holdco LLC	DE	100%	by CHE NE Street LLC
720 NE Street LLC	DE	50%	by CHE NE Street LLC
720 NE Street PropCo LLC	DE	100%	by CHE NE Street LLC
801 SMA Lessee, LLC	DE	100%	by SBE Hotel Group, LLC
9077 SM Operator LLC	CA	100%	by SBE Restaurant Group, LLC
9350 Civic Center Drive, LLC	DE	100%	by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50%	by SBC Civic Center LLC
A Bus Could Run Limited	GBR	100%	by Fulwell 73 Limited
A24 Analytics LLC	DE	100%	by A24 Films LLC
A24 Distribution, LLC	DE	100%	by A24 Films LLC
A24 Films, LLC	DE	35%	by Valence A24, LLC
A24 International LLC	DE	100%	by A24 Films LLC
A24 Investments LLC	DE	100%	by A24 Films LLC
A24 Merch LLC	DE	100%	by A24 Films LLC
A24 Music LLC	DE	100%	by A24 Films LLC
A24 Productions 1 LLC	DE	100%	by A24 Films LLC
A24 Services, LLC	DE	100%	by A24 Films LLC
A24 Studios LLC	DE	100%	by A24 Films LLC
A24 TV Inc.	DE	100%	by A24 TV LLC
A24 TV LLC	DE	100%	by A24 Films LLC
A24 Ventures LLC	DE	100%	by A24 Films LLC
AB 148 Madison, LLC	NY	100%	by Aurify Brands, LLC
ABA Products LLC	DE	100%	by Lifestyle Products Group LLC
ACS Nextant Holdings LLC	DE	100%	by SCF Aviation Capital LLC
Aequitas Estates (Poyle) Ltd	GBR	100%	by GDL (Aylesbury) Ltd
After The Fact LLC	DE	100%	by A24 Films LLC
Air Eldridge LLC	DE	100%	by Eldridge Industries, LLC
Aircraft Hangar Services LLC	DE	100%	by Air Eldridge LLC
Apocalypse Events LLC	CO	100%	by 13 FEG Touring Events, LLC
Arlington Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Arotr LLC	DE	49%	by StarVista Live LLC
Artstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Ascot Funding 1, Ltd	CYM	0%	Mgmt. by CBAM CLO Management LLC
Asylum Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
Aurify Brands Holdings, LLC	NY	100%	by Aurify Brands, LLC
Aurify Brands, LLC	NY	70.3%	by Wanamaker Portfolio Trust, LLC
Aurify Fish Tacos Holdings LLC	NY	100%	by Aurify Brands Holdings, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Aviation Gin, LLC	DE	40%	by Capital Brands Spirits, LLC
Baleta sp.zo.o	Poland	100%	by PZO JV B.V.
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Capital Funding Trust	DE	100%	by EL Funding, LLC
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bambino Films LLC	DE	100%	by MRC II Holdings, LP
Bambino Films UK Limited	GBR	100%	by MRC II Holdings, LP
Banner Creek Bridge, LLC	KS	100%	by Security Benefit Corporation
Bath Road Properties Ltd.	GBR	75%	by Galliard Developments Ltd
BBMA Holdings I, LLC	DE	100%	by dcp LLC
BBMA Holdings II, LLC	DE	51%	by BBMA Parent, LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BD-100-1A10 20084, LLC	DE	100%	by FX Leasing, LLC
BD-700-1A10 9147, LLC	DE	100%	by FX Leasing, LLC
Beach Hotel Associates LLC	DE	100%	by Hudson Delano Senior Mezz LLC
Beaumont Hills LLC	DE	100%	by Cain Hoy UK Holdings Limited
BEEU The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Benedict White, LLC	CA	100%	by MRC II Holdings, LP
Bethesda Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
BH Luxury Residences, LLC	DE	100%	by BHLR Investco, LLC
BHLR Investco, LLC	DE	65%	by CI BH Holdings LLC
Big Week Productions, LLC	CA	100%	by MRC II Holdings, LP
Big Week, Limited	GBR	100%	by MRC II Holdings, LP
Billboard I, LLC	DE	100%	by PGM Entertainment Group, LLC
Billboard IP Holdings LLC	DE	50%	by Billboard I, LLC
Billboard IP Holdings, LLC	DE	50%	by BBMA Holdings, LLC
Billboard Media Holdings LLC	DE	60%	by Mirror Media IP Holdings, LLC
Bird of Paradise LLC	DE	100%	by A24 Films LLC
Blue Cat Productions, LLC	DE	100%	by MRC II Holdings, LP
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Brewskee Limited	GBR	97%	by Competitive Socialising Limited
Bridge Road Southall 2 Ltd	GBR	100%	by Bridge Road Southall Ltd
Bridge Road Southall Ltd	GBR	64.3%	by Galliard Developments Ltd
Broad and Spruce Associates, L.P.	PA	99%	by Broad and Spruce Limited Partner, LLC
Broad and Spruce JV, LLC	PA	50%	by 313 South Broad SBE Member, LLC
Broad and Spruce Limited Partner, LLC	PA	100%	by Broad and Spruce JV, LLC
Bros The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Buda Hills JV B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
C092 The Film Limited	GBR	50%	by Fulwell 73 Limited
C4G Holdings LLC	DE	100%	by Lifestyle Products Group LLC
Cain Hoy Enterprises (U.K.) Limited	GBR	100%	by Cain Hoy UK Holdings Limited
Cain Hoy Finance Limited	GBR	100%	by CH Capital A Holdings LLc
Cain Hoy UK Holdings Limited	MLT	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain International LP

Name	Jurisdiction	Percent of Voting Securities Owned
Cain International Advisers Ltd	GBR	100%	by Cain International AM LP
Cain International Agent Ltd	GBR	100%	by Cain International AM LP
Cain International AM LP	GBR	0%	Mgmt. by CI AM GP Ltd
Cain International Equity Fund 1 CIP GP	JEY	100%	by Cain International AM LP
Cain International Equity Fund 1 CIP LP	JEY	0%	Mgmt. by Cain International Equity Fund 1 CIP GP
Cain International Equity Fund 1 GP Limited	JEY	100%	by Cain International AM LP
Cain International Equity Fund 1 LP	JEY	0%	Mgmt. by Cain International Equity Fund 1 GP Limited
Cain International II LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International Management Ltd	GBR	100%	by Cain International AM LP
Cain International UK Services Ltd	GBR	100%	by Cain International AM LP
Cain International US Services LP	DE	0%	Mgmt. by CI US Services GP LLC
Canon Portfolio Trust, LLC	KS	100%	by EL Funding, LLC
Cape SoHo Hotel, LLC	NY	20%	by MHG 150 Lafayette Investment LLC
Capital Brands Spirits, LLC	DE	60%	by Celebrity Brands Capital Partners, LLC
Cardamom RE HQ, LLC	DE	100%	by Security Benefit Corporation
CardCash Holdings, LLC	DE	86%	by Wanamaker Portfolio Trust, LLC
Cavalcade Productions, LLC	DE	100%	by MRC II Holdings, LP
CBAM 2018-5 Ltd	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-6 Ltd	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-7, Ltd	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-8, Ltd	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM Business Services LLC	DE	100%	by CBAM Holdings, LLC
CBAM Charleston, LLC	DE	100%	by CBAM Holdings, LLC
CBAM CLO 2017-1, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-2, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-3, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-4, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO Management LLC	DE	100%	by CBAM Partners, LLC
CBAM Funding 2016-1 LLC	DE	100%	by EL Funding, LLC
CBAM Holdings, LLC	DE	63%	by Eldridge AM Holdings, LLC
CBAM Loan Opportunities Funding LLC	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM Partners, LLC	DE	100%	by CBAM Holdings, LLC
CBCP Holdings, LLC	DE	100%	by EL Funding, LLC
Cedar Hotel Holdings LLC	DE	49%	by MHG North State Street Investment LLC
Cedar Hotel LLC	DE	100%	by Cedar Hotel Holdings LLC
Celebrity Brands Capital Partners, LLC	DE	20%	by CBCP Holdings, LLC
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLC	DE	100%	by Cain Hoy UK Holdings Limited
CH Galliard (Courchevef PW) LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
CH Kansas, LLC	KS	100%	by Security Benefit Corporation
CH McCourt (The Stage) LLC	DE	0%	Board rights held by CH Capital A Holdings LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Chain Bridge Opportunistic Funding, LLC	KS	100%	by Security Benefit Corporation
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings LLC
CHE Miami Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE NE Street LLC	DE	100%	by CHE Miami Holdings LLC
CHE SBE Holdings, LLC	DE	100%	by CHE US Holdings LLC
CHE SJG Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE UK GP Limited	JEY	100%	by Cain International LP
CHE UK Holdings LP	JEY	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain International LP
Chemex I Corp.	OK	100%	by El Dorado Chemical Company
Cherokee Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Christopher Hotel Holdings LLC	DE	49%	by MHG St. Barths Investment LLC
Chubby Panda LLC	DE	100%	by A24 Films LLC
CI AM GP Ltd	GBR	100%	by Cain International II LP
CI BH Holdings II LLC	DE	71.49%	by Cain International LP
CI BH Holdings LLC	DE	71.5%	by Cain International LP
CI CB3 Subfund	IRL	100%	by Cain International Equity Fund 1 LP
CI FCL Investor GP Limited	GBR	100%	by Cain International LP
CI FCL Investor LP	GBR	100%	by CI FCL Investor GP Limited
CI Founder Partner GP LLC	DE	100%	by Cain International LP
CI Founder Partner LP	DE	0%	Mgmt. by CI Founder Partner GP LLC
CI US Services GP LLC	DE	100%	by Cain International AM LP
CIEF1 UK Holdings Limited	GBR	100%	by Cain International Equity Fund 1 LP
CLC Productions, LLC	DE	100%	by dick clark productions, LLC
Cleo- Downtown L.A., LLC	DE	100%	by SBE Restaurant Group, LLC
Cleo W. 3rd, LLC	DE	100%	by SBE Restaurant Group, LLC
Click Records, Inc.	DE	100%	by dcp Holdco I, LLC
Clift Holdings LLC	DE	0%	Mgmt. by Morgans Group LLC
Collins Park, LLC	KS	100%	by Dayton Funding, LLC
Colpy Limited	JEY	100%	by Dynamo PW S.a.r.l.
Company Prime, LLC	DE	100%	by MRC II Holdings, LP
Competitive Socialising Limited	GBR	68.81%	by Jampurchaseco Limited
Competitive Socializing U.S., Inc.	DE	100%	by Competitive Socialising Limited
Corporate Funding VIII, LLC	DE	100%	by SL Funding, LLC
Country Cruise 16 LLC	DE	100%	by StarVista Live LLC
Country Cruise 17 LLC	DE	100%	by StarVista Live LLC
Country Cruise II, LLC	DE	100%	by StarVista Live LLC
Country Cruise LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 18 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 19 LLC	DE	100%	by StarVista Live LLC

Name	Jurisdiction	Percent of Voting Securities Owned
CP Guarantor, LLC	DE	100%	by MRC II Holdings, LP
CP Investment Holdings, LLC	DE	100%	by dcp Holdco II, LLC
CP Lender, LLC	DE	100%	by MRC II Holdings, LP
CPD Funding 2016-1 LLC	DE	100%	by SL Funding, LLC
CPI Productions, Inc.	DE	100%	by dcp Holdco I, LLC
Craneshaw House Limited	GBR	66%	by Galliard Developments Ltd
CSL (Jam) Limited	GBR	100%	by Competitive Socialising Limited
Dakota Development Company, LLC	NV	100%	by SBEEG Holdings, LLC
Dandridge Invest, S.L.	Spain	100%	by Delin Capital Yellow JV S.a r.l
Davisville Holdings S.a r.l	LUX	90%	by CIEF1 UK Holdings Limited
Dawn Acres, LLC	KS	100%	by Security Benefit Corporation
Dayton Funding, LLC	DE	100%	by Security Benefit Corporation
DC Company Music, LLC	CA	100%	by dick clark productions, LLC
dcp Corp.	DE	100%	by dcp Holdco I, LLC
DCP Funding LLC	DE	81.5%	by Valence Media Partners, LLC
DCP Guaranty Services, LLC	DE	100%	by dick clark productions, LLC
dcp Holdco I, LLC	DE	100%	by DCP Funding LLC
dcp Holdco II, LLC	DE	100%	by Mirror Media IP Holdings, LLC
dcp LLC	DE	100%	by CP Investment Holdings, LLC
DCP Rights, LLC	DE	100%	by DCP Guaranty Services, LLC
dcp TL Funding LLC	DE	50%	by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100%	by dcp LLC
Dcpl investco, LLC	DE	100%	by dcp LLC
Delin Capital Yellow JV S.a r.l	LUX	50%	by CIEF1 UK Holdings Limited
Denver Zombie Crawl, LLC	CO	100%	by 13 FEG Touring Events, LLC
Desert Screams LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
DHAI Video LLC	DE	100%	by Direct Holdings Global LLC
Dick Clark Communications, Inc.	DE	100%	by dcp Holdco I, LLC
Dick Clark Features, Inc.	CA	100%	by dcp Holdco I, LLC
Dick Clark Film Group, Inc.	CA	100%	by dcp Holdco I, LLC
Dick Clark Kids, Inc.	DE	100%	by dcp Holdco I, LLC
Dick Clark Media Archives, LLC	CA	100%	by dick clark productions, LLC
dick clark productions, LLC	DE	100%	by dcp LLC
Dick Clark Restaurants, Inc.	DE	100%	by dcp Holdco I, LLC
Digital Media Asset Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Direct Holdings Americas, Inc.	DE	100%	by Direct Holdings U.S. Corp.
Direct Holdings Channel LLC	DE	100%	by Direct Holdings Global LLC
Direct Holdings Cruise Production LLC	DE	100%	by Direct Holdings Global LLC
Direct Holdings Customer Service Inc.	DE	100%	by Direct Holdings Americas, Inc.
Direct Holdings Global LLC	DE	100%	by DCP Funding LLC
Direct Holdings IP LLC	DE	100%	by Direct Holdings U.S. Corp.
Direct Holdings Libraries Inc.	DE	100%	by Direct Holdings Americas, Inc.
Direct Holdings U.S. Corp.	DE	100%	by Direct Holdings Global LLC
DLICT, LLC	DE	75%	by Eldridge Industries, LLC
DNBR Funding II, LLC	DE	100%	by Dunbarre Insurance Agency, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
DNBR Funding, LLC	KS	100%	by Dunbarre Insurance Agency, LLC
Do It Live LLC	DE	100%	by A24 Films LLC
Dos Hermanas LLC	DE	100%	by A24 Films LLC
Downtown Arena Lounge, LLC	DE	50%	by SBE Restaurant Group, LLC
DS Malecon Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DS MB Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Dunbarre Insurance Agency, LLC	DE	100%	by Security Benefit Life Insurance Company
Dynamo 1C S.a.r.l.	DE	100%	by Dynamo Holdings SCSP
Dynamo GP S.a.r.l.	LUX	50%	by CH Galliard (Courchevef PW) LLP
Dynamo Holdings SCSP	LUX	0%	Mgmt. by Dynamo GP S.a.r.l.
Dynamo PW S.a.r.l.	LUX	100%	by Dynamo Holdings SCSP
E10 Holdings Kft	Hungary	100%	by Buda Hills JV B.V.
E10 Project Kft	Hungary	100%	by E10 Holdings Kft
EDC Ag Products Company L.L.C.	OK	100%	by El Dorado Chemical Company
Effington Invest, S.L.	Spain	100%	by Dandridge Invest, S.L.
El Dorado Ammonia L.L.C.	OK	100%	by El Dorado Chemical Company
El Dorado Chemical Company	OK	100%	by LSB Chemical L.L.C.
El Dorado Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
EL Funding, LLC	DE	100%	by SL Funding, LLC
Eldridge Aircraft Services LLC	DE	100%	by EL Funding, LLC
Eldridge AM Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Business Services LLC	DE	99%	by EL Funding, LLC
Eldridge CH GP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge Charlston LLC	DE	100%	by Eldridge CHG Holdings LLC
Eldridge CHG Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Corporate Fundings LLC	DE	100%	by EL Funding, LLC
Eldridge DK, LLC	DE	100%	by EL Funding, LLC
Eldridge Equipment Finance LLC	DE	100%	by EL Funding, LLC
Eldridge Executive Services LLC	DE	99%	by EL Funding, LLC
Eldridge FEG Holdings	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Funding, LLC	DE	100%	by Security Benefit Corporation
Eldridge Industries, LLC	DE	67.2%	by SBT Investors, LLC
Eldridge Maranon Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge NPC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge SBC Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Services Incorporated	DE	100%	by EL Funding, LLC
Eldridge SLG Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Tax Services Inc.	DE	100%	by Eldridge Business Services LLC
Eldridge VS, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Elia Management LLC	DE	100%	by A24 Films LLC
Ellicott Limited	JEY	100%	by Beaumont Hills LLC
Elliott Bay Capital Trust, LLC	DE	99%	by Elliott Bay Parent LLC
Elliott Bay Healthcare Realty Holdings II LLC	DE	100%	by Elliott Bay Holdings LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Elliott Bay Healthcare Realty Holdings III LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty II LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings II LLC
Elliott Bay Healthcare Realty III LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings III LLC
Elliott Bay Healthcare Realty LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings LLC
Elliott Bay Holdings LLC	DE	91.89%	by Elliott Bay Parent LLC
Elliott Bay LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Parent LLC	DE	100%	by Eldridge Equipment Finance LLC
EMB 550 36, LLC	DE	100%	by FX Leasing, LLC
Epic Aero, Inc.	DE	17.2%	by Epic Preferred Holdings LLC
Epic Preferred Holdings LLC	DE	100%	by Stonebriar Holdings LLC
EPRT Holdings, LLC	DE	0%	Board rights held by Stonebriar Holdings LLC
Essential Properties OP G.P., LLC	DE	100%	by Essential Properties Realty Trust, Inc.
Essential Properties Realty Trust, Inc.	MD	0%	Board rights held by EPRT Holdings, LLC
Essential Properties Realty Trust, L.P.	DE	0%	Board rights held by EPRT Holdings, LLC
Everest Fuel Management, LLC	DE	100%	by Epic Aero, Inc.
F73 Productions Limited	GBR	100%	by Fulwell 73 Limited
Fairchild Place Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Family Secret Productions, Inc.	DE	100%	by dcp Holdco I, LLC
Fang Shui, LLC	DE	100%	by MRC II Holdings, LP
Farah Film Limited	GBR	100%	by Fulwell 73 UK Limited
Farmhold Financial Holdings LLC	DE	50%	by Canon Portfolio Trust, LLC
Farmhold Financial LLC	DE	100%	by Farmhold Financial Holdings LLC
Farmhold Financial Management Holdings LLC	DE	100%	by Farmhold Financial Holdings LLC
Farmhold Financial Management Intermediate Holdings LLC	DE	100%	by Farmhold Financial Management Holdings LLC
Farmhold Financial Management LLC	DE	1%	by Farmhold Financial Management Intermediate Holdings LLC
Farmhold Financial Management LLC	DE	99%	by Farmhold Financial Management Holdings LLC
Farmhold Lending LLC	DE	100%	by Farmhold Financial Holdings LLC
Fear Farm Holdings, LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
FGC 101 Maiden, LLC	NY	100%	by Fields GC, LLC
FGC 148 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 275 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 304 PAS, LLC	NY	100%	by Fields GC, LLC
FGC 599 Lexington, LLC	NY	100%	by Fields GC, LLC
FGNY 1008 6th Avenue, LLC	NY	100%	by FGNY Holdings, LLC
FGNY 138 Montague, LLC	NY	100%	by FGNY Holdings, LLC
FGNY 148 Madison, LLC	NY	100%	by FGNY Holdings, LLC
FGNY 284 Seventh, LLC	NY	100%	by FGNY Holdings, LLC
FGNY Bleecker, LLC	NY	100%	by FGNY, LLC
FGNY Broadway, LLC	NY	100%	by FGNY, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
FGNY Holdings, LLC	NY	100%	by Aurify Brands, LLC
FGNY Metro Tech, LLC	NY	100%	by FGNY Holdings, LLC
FGNY Seventh Avenue, LLC	NY	100%	by FGNY, LLC
FGNY Third Avenue, LLC	NY	100%	by FGNY, LLC
FGNY W14, LLC	NY	100%	by FGNY Holdings, LLC
FGNY W34, LLC	NY	100%	by FGNY, LLC
FGNY W42, LLC	NY	100%	by FGNY, LLC
FGNY W48, LLC	NY	100%	by FGNY, LLC
FGNY W55, LLC	NY	100%	by FGNY, LLC
FGNY, LLC	NY	100%	by Aurify Brands, LLC
Fields GC, LLC	NY	56%	by Aurify Brands, LLC
Film Expo Group Holdings LLC	DE	85.7%	by Eldridge FEG Holdings LLC
Film Expo Group Intermediate Holdings, LLC	DE	100%	by Film Expo Group Holdings LLC
Film Expo Group LLC	DE	99%	by Film Expo Group Holdings LLC
First Sec Bft Life Ins & Annuity Co of NY	NY	100%	by SBL Holdings, LLC
Fish Tacos NY 1, LLC	NY	61.6%	by Aurify Fish Taco Holdings, LLC
Flairjet Ltd.	DE	100%	by Volare Acquisitions, Limited
Flexjet Limited	GBR	100%	by One Sky Flight, LLC
Flexjet, LLC	GBR	100%	by One Sky Flight, LLC
Flight Options, LLC	DE	100%	by One Sky Flight, LLC
Flower Power Cruise 16 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 17 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 18 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 19 LLC	DE	100%	by StarVista Live LLC
Fortwell Capital Limited	GBR	80%	by Cain International II LP
Four Six Four Aircraft ATL I LLC	DE	100%	by Four Six Four Aircraft II LLC
Four Six Four Aircraft Engine LLC	DE	100%	by Four Six Four Aircraft LLC
Four Six Four Aircraft II LLC	DE	100%	by Four Six Four Aircraft Issuer LLC
Four Six Four Aircraft Issuer LLC	DE	100%	by Four Six Four Aircraft LLC
Four Six Four Aircraft LAK (Ireland) I Limited	IRL	100%	by Four Six Four Aircraft LAK (Ireland) Parent Limited
Four Six Four Aircraft LAK (Ireland) II Limited	IRL	100%	by Four Six Four Aircraft LAK (Ireland) Parent Limited
Four Six Four Aircraft LAK (Ireland) III Limited	IRL	100%	by Four Six Four Aircraft LAK (Ireland) Parent Limited
Four Six Four Aircraft LAK (Ireland) Parent Limited	IRL	100%	by Four Six Four Aircraft II LLC
Four Six Four Aircraft LLC	DE	100%	by EL Funding, LLC
Fulwell 73 Holdco Limited	GBR	32%	by Valence FW73, LLC
Fulwell 73 Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell 73 Productions US, Inc.	DE	100%	by Fulwell 73 UK Limited
Fulwell 73 Project Q, LLC	Qatar	100%	by Fulwell 73 UK Limited
Fulwell 73 UK Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell Music Limited	GBR	100%	by Fulwell 73 Limited
FX Leasing, LLC	DE	100%	by SCF Aviation Capital LLC
G6000-9796 LLC	DE	95%	by SCF Aviation Capital LLC

Name	Jurisdiction	Percent of Voting Securities Owned
GA24 LLC	DE	50%	by A24 Films LLC
Galliard Developments Ltd	GBR	100%	by GDL Holdco Limited
GDL (Aylesbury) Ltd	GBR	51%	by Galliard Developments Ltd
GDL (Birmingham Middleway) Ltd	GBR	66%	by Galliard Developments Ltd
GDL (Cheltenham) Holdings Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Cheltenham) Ltd	GBR	100%	by GDL (Cheltenham) Holdings Ltd
GDL (Chiswick) LLP	GBR	66%	by Galliard Developments Ltd
GDL (Creekside) Ltd	GBR	52%	by Galliard Developments Ltd
GDL (Kilmorie) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Luton) Developments Ltd	GBR	90%	by Galliard Developments Ltd
GDL (Millharbour) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Romford) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Slough) Developments Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Sub 2) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Sub 3) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Tower Bridge Road) Limited	GBR	70%	by Galliard Developments Ltd
GDL Holdco Limited	GBR	0%	Board rights held by CH Capital A Holdings LLc
Gems Rights LLC	DE	100%	by A24 Films LLC
Generate Entertainment, LLC	DE	100%	by dcp LLC
Gennessee Insurance Agency, LLC	DE	100%	by Security Benefit Life Insurance Company
GIV-X 4330, LLC	DE	100%	by FX Leasing, LLC
GIV-X 4332, LLC	DE	100%	by FX Leasing, LLC
GIV-X 4334, LLC	DE	100%	by FX Leasing, LLC
Glow Holdings, LLC	DE	100%	by Pumpkin Fest Holdings, LLC
Golden Dragons, LLC	CA	100%	by MRC II Holdings, LP
GRE Austin, LLC	DE	100%	by Great Room Escape, LLC
GRE Chicago, LLC	DE	100%	by Great Room Escape, LLC
GRE Cincinnati, LLC	DE	100%	by Great Room Escape, LLC
GRE Cleveland, LLC	DE	100%	by Great Room Escape, LLC
GRE Dallas, LLC	DE	100%	by Great Room Escape, LLC
GRE Denver, LLC	DE	100%	by Great Room Escape, LLC
GRE San Antonio, LLC	DE	100%	by Great Room Escape, LLC
GRE Tempe, LLC	DE	100%	by Great Room Escape, LLC
Great Room Escape, LLC	CO	100%	by 13FEG Ops, LLC
Greedy Hippo LLC	DE	100%	by A24 Films LLC
Guacamole Airlines LLC	DE	100%	by A24 Films LLC
GV 667, LLC	DE	100%	by Air Eldridge LLC
GVI 6274, LLC	DE	100%	by Air Eldridge LLC
H of A Production Limited	GBR	100%	by Fulwell 73 Limited
Halfnelson Films, LLC	CA	100%	by MRC II Holdings, LP
Halfnelson, Limited	GBR	100%	by MRC II Holdings, LP
Haworth Limited	JEY	100%	by Dynamo PW S.a.r.l.
HBC (Hallandale) Employer, LLC	DE	100%	by SBE Restaurant Group, LLC
Henry Hudson Holdings LLC	DE	100%	by Hudson Delano Senior Mezz LLC
Highland Peak Asset Holdings, LLC	DE	100%	by Highland Peak Trust

Name	Jurisdiction	Percent of Voting Securities Owned
Highland Peak FA Holdings, LLC	NJ	100%	by Highland Peak Trust
Highland Peak Trust	DE	100%	by EL Funding, LLC
Holliday Park, LLC	KS	100%	by Dayton Funding, LLC
Hollywood Awards LLC	CA	100%	by dick clark productions, LLC
Hot Costs LLC	DE	100%	by A24 Films LLC
House of Torment LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Hudson Delano Junior Mezz LLC	DE	100%	by Morgans Group LLC
Hudson Delano Senior Mezz LLC	DE	100%	by Hudson Delano Junior Mezz LLC
Hudson Leaseco LLC	NY	99.9%	by Hudson Managing Member LLC
Hudson Managing Member LLC	DE	100%	by Henry Hudson Holdings LLC
Hudson Pledgor, LLC	DE	100%	by Henry Hudson Holdings LLC
Hudson Residual Interests, Inc.	DE	100%	by Henry Hudson Holdings LLC
Hungry City, Limited	New Zealand	100%	by Hungry City, LLC
Hungry City, LLC	DE	100%	by MRC II Holdings, LP
Hyde LLC	CA	100%	by SBE Restaurant Group, LLC
Hyde LV LLC	NV	100%	by SBE Restaurant Group, LLC
Hyphen Hyphen LLC	DE	100%	by A24 Films LLC
IB the Film Limited	GBR	100%	by Fulwell 73 UK Limited
Ibiza 87 Limited	GBR	100%	by Fulwell 73 Limited
IDF V, LLC	DE	100%	by Security Benefit Life Insurance Company
IDF VI, LLC	DE	100%	by Security Benefit Life Insurance Company
Jampurchaseco Limited	GBR	100%	by Cain International LP
Jazz Hands Motion Picture Group LLC	DE	100%	by A24 Films LLC
JC The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Jefferson Square, LLC	KS	100%	by Dayton Funding, LLC
Jessica House Developments Ltd	GBR	95%	by Galliard Developments Ltd
JP Initiative, LLC	DE	100%	by Eldridge Business Services LLC
Jubilee Scripted Limited	GBR	100%	by Fulwell 73 UK Limited
Katsu USA, LLC	CA	72%	by SBE/Katsuya USA, LLC
Katsuya-Downtown L.A., LLC	DE	72.9%	by SBE/Katsuya USA, LLC
Katsuya-Glendale, LLC	CA	81.5%	by SBE/Katsuya USA, LLC
Katsuya-H&V LLC	DE	81.5%	by SBE/Katsuya USA, LLC
KBM Holdco, LTD, LLC	VBG	100%	by SBE KBM Holdings, LLC
KBM Operating Company, LTD	BHS	100%	by KBM Holdco, LTD, LLC
Keshet/dcp LLC	DE	50%	by dcp LLC
KitchenTek Holdings LLC	DE	50%	by Lifestyle Products Group LLC
KitchenTek LLC	DE	100%	by KitchenTek Holdings LLC
KitchenTek Operating LLC	DE	100%	by KitchenTek Holdings LLC
Kitewood (Creekside) Limited	GBR	75%	by GDL (Creekside) Limited
KMA Gems LLC	DE	100%	by A24 Films LLC
Knight Takes King Productions, LLC	DE	100%	by MRC II Holdings, LP
Krakow Office Park B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
KWCI GP	IRL	50%	by Cain International Equity Fund 1 GP Limited
KWCI LP	NJ	50%	by CI CB3 Subfund
LB 1140 Broadway, LLC	NY	100%	by Little Beet, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
LB 125 Park, LLC	NY	100%	by Little Beet, LLC
LB 148 Madison, LLC	NY	100%	by Little Beet, LLC
LB 320 Park, LLC	NY	100%	by Little Beet, LLC
LB Aventura, LLC	NY	100%	by Little Beet, LLC
LB Bryant Park, LLC	NY	100%	by Little Beet, LLC
LB DC 1212, LLC	NY	100%	by Little Beet, LLC
LB Newport Center, LLC	NY	100%	by Little Beet, LLC
LB Penn, LLC	NY	100%	by Little Beet, LLC
LB Roosevelt Field, LLC	NY	100%	by Little Beet, LLC
LB Rosslyn, LLC	NY	100%	by Little Beet, LLC
LB Smith Haven, LLC	NY	100%	by Little Beet, LLC
LB Sub W50, LLC	NY	100%	by LB W50, LLC
LB W50, LLC	NY	100%	by Little Beet, LLC
LB Walt Whitman, LLC	NY	100%	by Little Beet, LLC
LB Westchester, LLC	NY	100%	by Little Beet, LLC
LBMISF LLC	DE	100%	by A24 Films LLC
LBT Chevy Chase, LLC	NY	100%	by LBT Chicago, LLC
LBT Chicago, LLC	NY	100%	by Little Beet Table, LLC
LBT Greenwich, LLC	NY	100%	by LBT Chicago, LLC
Life.io Holdings, LLC	DE	100%	by se2 Holdings, Inc.
Lifestyle Products Group LLC	DE	100%	by Direct Holdings Global LLC
Little Beet Table, LLC	NY	100%	by Aurify Brands Holdings, LLC
Little Beet, LLC	NY	98%	by Aurify Brands Holdings, LLC
Louisiana DCP Productions, LLC	LA	100%	by dick clark productions, LLC
LSB Chemical L.L.C.	OK	100%	by LSB Industries, Inc.
LSB Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
LSB Industries, Inc.	DE	10%	by LSB Funding LLC
LU The Film Limited	GBR	100%	by Fulwell 73 Limited
MAG Finance, LLC	KS	100%	by Security Benefit Corporation
Make Hay LLC	DE	100%	by A24 Films LLC
Make Holdings, LLC	DE	100%	by Aurify Brands Holdings, LLC
Make Menlo Park, LLC	NY	100%	by Melt Shop, LLC
Malecon Entertainment LLC	DE	50%	by DS Malecon Holdings LLC
Malt Shop Cruise 15, LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 16 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 17 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 18 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise III, LLC	DE	100%	by StarVista Live LLC
MAOdcp LLC	DE	50%	by dick clark productions, LLC
Maranon Senior Credit IV, LLC	KS	100%	by Security Benefit Corporation
Maslow’s UK Services Ltd	GBR	100%	by 37-41 Mortimer Street LLP
Massive Noise Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Massive Noise LLC	CO	100%	by Massive Noise Holdings, LLC
Mayfair Portfolio Trust, LLC	DE	100%	by Eldridge SBC Holdings, LLC
MB Group Holdings LLC	DE	100%	by DS MB Holdings LLC

Name	Jurisdiction	Percent of Voting Securities Owned
MB Las Vegas Holdings LLC	DE	100%	by Morgans Group LLC
MB/RS Las Vegas LLC	NV	100%	by MB Las Vegas Holdings LLC
MB\CG Las Vegas LLC	NV	100%	by MB Las Vegas Holdings LLC
MC South Beach LLC	DE	50%	by Morgans Group LLC
MC South Beach LLC	DE	50%	by 1100 West Properties LLC
McLean Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Media Capital Holdings, LLC	DE	100%	by Valence Media Group, LLC
Media Rights Capital II, L.P.	DE	100%	by Original Narrative Library, LLC
Mediabistro Holdings LLC	DE	100%	by MB Group Holdings LLC
Melt Shop Enterprises LLC	NY	100%	by Melt Shop, LLC
Melt Shop, LLC	NY	96%	by Aurify Brands Holdings, LLC
MF Master Seed Co., LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
MF Seed Co, LLC	DE	100%	by MF Master Seed Co, LLC
MHG 150 Lafayette Investment LLC	DE	100%	by Morgans Group LLC
MHG Capital Trust I	DE	100%	by Morgans Group LLC
MHG Mexico LLC	DE	100%	by Morgans Group LLC
MHG Mexico Management S. de R. L. de C.V.	MEX	99%	by MHG Mexico LLC
MHG North State Street Investment LLC	DE	100%	by Morgans Group LLC
MHG PR Investment LLC	DE	100%	by Morgans Group LLC
MHG PR Member LLC	PRI	100%	by MHG PR Investment LLC
MHG St. Barths Investment LLC	DE	100%	by Morgans Group LLC
Miami Waterfront Ventures Mezz, LLC	DE	100%	by CHE South Brickell LLC
Miami Waterfront Ventures Parent, LLC	DE	60%	by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100%	by CHE South Brickell LLC
Midsommar LLC	DE	100%	by A24 Films LLC
Mill Link Developments Limited	GBR	100%	by Galliard Developments Ltd
Ministry of a Frozen World LLC	DE	100%	by A24 Films LLC
Ministry of Arts and Interrogation LLC	DE	100%	by A24 Films LLC
Ministry of Creative Reasoning LLC	DE	100%	by A24 Films LLC
Mirror Media IP Holdings, LLC	DE	100%	by Valence Media, LLC
Mirrors and Windows Films Inc.	CAN	100%	by A24 Films LLC
Mondrian Miami Investment LLC	DE	100%	by Morgans Group LLC
Monterra Asset Holdings, LLC	DE	100%	by Monterra Trust
Monterra FA Holdings, LLC	NJ	100%	by Monterra Trust
Monterra Trust	DE	100%	by EL Funding, LLC
Moon Base LLC	DE	100%	by A24 Films LLC
Morgans Group LLC	DE	99%	by Morgans Hotel Group Co. LLC
Morgans Hotel Franchising Genpar I LLC	DE	100%	by Morgans Group LLC
Morgans Hotel Franchising Genpar LP	DE	99.8%	by Morgans Hotel Franchising Limpar LLC
Morgans Hotel Franchising Limpar LLC	DE	100%	by Morgans Group LLC
Morgans Hotel Group Co. LLC	DE	100%	by SBE ENT Holdings, LLC
Morgans Hotel Group Management LLC	DE	100%	by Morgans Group LLC
Morgans Hotel Group U.K. Management Limited	GBR	100%	by Royalton London LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Morgans International Franchising LP	DE	99.8%	by Morgans Hotel Franchising Limpar LLC
Morgans Istanbul LLC	DE	100%	by Morgans Group LLC
Morgans US Franchise LLC	DE	100%	by Morgans Group LLC
Mosaic Media Investment Partners, LLC	DE	47.6%	by dcp TL Funding LLC
Mosaic Media Investment Partners, LLC	DE	52.4%	by dcp LLC
Motown The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MRC I Hedge Co, LLC	DE	100%	by MRC II Holdings, LP
MRC I Project Co, LLC	DE	100%	by MRC II Holdings, LP
MRC II Distribution Company, L.P.	DE	99.9%	by Media Rights Capital II, L.P.
MRC II Finance Company, L.P.	DE	99.9%	by Media Rights Capital II, L.P.
MRC II Holdings, LP	DE	99.9%	by MRC II Distribution Company, L.P.
MRC II Sub GP, LLC	DE	100%	by Media Rights Capital II, L.P.
MRC International Distribution Company, Inc.	DE	100%	by MRC II Distribution Company, L.P.
MRC Investments, LLC	DE	100%	by Media Rights Capital II, L.P.
MRC360, LLC	CA	100%	by MRC II Holdings, LP
MRCLP GP, LLC	DE	100%	by Original Narrative Library, LLC
MS 111 Fulton, LLC	NY	100%	by Melt Shop, LLC
MS 135 Fourth Avenue, LLC	NY	100%	by Melt Shop, LLC
MS Ameream, LLC	NY	100%	by Melt Shop, LLC
MS Boca Raton, LLC	NY	100%	by Melt Shop, LLC
MS Enterprises International, LLC	NY	100%	by Melt Shop, LLC
MS Marketing Fund, LLC	NY	100%	by Melt Shop, LLC
MS Menlo Park, LLC	NY	100%	by Melt Shop, LLC
MS MOA, LLC	NY	100%	by Melt Shop, LLC
MS Newport Center, LLC	NY	100%	by Melt Shop, LLC
MS Rockaway, LLC	NY	100%	by Melt Shop, LLC
MS Roosevelt Field, LLC	NY	100%	by Melt Shop, LLC
MS Sawgrass I, LLC	NY	100%	by Melt Shop, LLC
MS Sawgrass II, LLC	NY	100%	by Melt Shop, LLC
MS Smith Haven, LLC	NY	100%	by Melt Shop, LLC
MS Staten Island, LLC	NY	100%	by Melt Shop, LLC
MS Sub W50, LLC	NY	100%	by MS W50, LLC
MS W26, LLC	NY	100%	by Melt Shop, LLC
MS W50, LLC	NY	100%	by Melt Shop, LLC
MS W52, LLC	NY	100%	by Melt Shop, LLC
MS Westchester, LLC	NY	100%	by Melt Shop, LLC
MS Woodbury Commons, LLC	NY	100%	by Melt Shop, LLC
N318MM, LLC	KS	50%	by Security Benefit Corporation
Nashville Nightmare, LLC	TN	100%	by Nightmare Holdings, LLC
Nashville the Film Limited	GBR	100%	by Fulwell 73 UK Limited
Nazkor, LLC	CA	100%	by SBE Restaurant Group, LLC
Net-Net Worldwide LLC	DE	100%	by A24 Films LLC
Nextant Aircraft 9017, LLC	OH	100%	by Nextant Aircraft, LLC
Nextant Aircraft 9054, LLC	OH	100%	by Nextant Aircraft, LLC
Nextant Aircraft, LLC	OH	100%	by ACS Nextant Holdings LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Nightmare Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
Nolensville Invest S.L.	Spain	100%	by Pleasant Invest S.L.
North City Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
North Woolwich Road Developments Limited	GBR	30%	by Galliard Developments Ltd
Note Funding 1892, LLC	KS	100%	by Dayton Funding, LLC
Note Funding 1892-2, LLC	KS	100%	by EL Funding, LLC
NPC Holdings, Inc.	DE	99.44%	by NPC Restaurant Holdings II LLC
NPC International Holdings, LLC	DE	100%	by NPC Holdings, Inc.
NPC International, Inc.	DE	100%	by NPC Restaurant Holdings, LLC
NPC Operating Company B, Inc.	DE	100%	by NPC International, Inc.
NPC QB LLC	DE	100%	by NPC International, Inc.
NPC Quality Burgers, Inc.	DE	100%	by NPC International, Inc.
NPC Restaurant Holdings I LLC	DE	49.99%	by Eldridge NPC Holdings LLC
NPC Restaurant Holdings II LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings, LLC	DE	100%	by NPC International Holdings, LLC
NZC Capital LLC	DE	76.1%	by Todd L. Boehly, Individual
Oaktree Entertainment, Inc.	DE	100%	by MRC II Holdings, LP
Oasis BH Holdings LLC	DE	48.2%	by CI BH Holdings LLC
Oasis West Realty LLC	DE	100%	by OWR Mezz II Borrower LLC
OBH Intermediate Holdco, LLC	DE	100%	by Oasis BH Holdings LLC
One Sky Flight, LLC	DE	100%	by Epic Aero, Inc.
Oneida Portfolio Trust, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Orchard Wharf Developments Ltd	GBR	50%	by Galliard Developments Ltd
Original Narrative Library, LLC	DE	100%	by Valence Media, LLC
OWR Mezz II Borrower LLC	DE	100%	by OBH Intermediate Holdco, LLC
Ozawkie LLC	KS	100%	by Dayton Funding, LLC
Paderna sp.zo.o	Poland	100%	by PZO JV B.V.
Padfield AH, LLC	DE	100%	by SL Funding, LLC
Palio Funding 2, Ltd	CYM	0%	Mgmt. by CBAM CLO Management LLC
Palio Funding I, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
Pallazzo Funding LLC	DE	97.6%	by SCF Aviation Capital LLC
PC-12/47E 1525, LLC	DE	100%	by SA Leasing, LLC
PC-12/47E 1533, LLC	DE	100%	by SA Leasing, LLC
PGM Entertainment Group, LLC	DE	100%	by Prometheus Global Media, LLC
PGM-MB Holdings LLC	DE	100%	by Mediabistro Holdings LLC
Pickleback NOLA, LLC	LA	100%	by MRC II Holdings, LP
Pickleback, LLC	CA	100%	by MRC II Holdings, LP
Pink Freud LLC	DE	100%	by A24 Films LLC
Pleasant Invest S.L.	Spain	100%	by Davisville Holdings S.a r.l
Post Its LLC	DE	100%	by A24 Films LLC
Potwin Place, LLC	KS	100%	by Dayton Funding, LLC
Priest Lake Haunted Woods, LLC	TN	100%	by Nightmare Holdings, LLC
Primary Issue Anchor Separate Account LLC	DE	100%	by Security Benefit Corporation

Name	Jurisdiction	Percent of Voting Securities Owned
PrivateFly Limited	GBR	100%	by Skyjet Europe Limited
PrivateFly, LLC	DE	100%	by PrivateFly Limited
Prometheus Global Media, LLC	DE	100%	by Billboard Media Holdings, LLC
Pryor Chemical Company	OK	100%	by LSB Chemical L.L.C.
Pumpkin Fest Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Putnam Asset Holdings, LLC	DE	100%	by EL Funding, LLC
PZO B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
Queens LLC	DE	100%	by A24 Films LLC
Quinton Heights, LLC	KS	100%	by Dayton Funding, LLC
Raging Bear, LLC	DE	100%	by MRC II Holdings, LP
Ramy Rights LLC	DE	100%	by A24 Films LLC
Renegade Brands USA, INC.	DE	20%	by Canon Portfolio Trust, LLC
Replay Technology Funding, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Reserving Rights LLC	DE	100%	by A24 Films LLC
Ridge Media Holdings, LLC	DE	21.48%	by Wanamaker Portfolio Trust, LLC
Ridge Media Holdings, LLC	DE	78.52%	by Eldridge Industries, LLC
Rivabella sp.zo.o	Poland	100%	by Krakow Office Park B.V.
Rock and Romance Cruise 17 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 18 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 19 LLC	DE	100%	by StarVista Live LLC
Rockville Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Royalton Europe Holdings LLC	DE	100%	by Morgans Group LLC
Royalton London LLC	NY	100%	by Morgans Group LLC
RR The Film Limited	GBR	100%	by Fulwell 73 UK Limited
RTF II, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Ruby Entertainment Inc.	DE	100%	by Fulwell 73 UK Limited
Ruby Productions LLC	DE	100%	by Fulwell 73 UK Limited
SA Leasing II, LLC	DE	100%	by SA Leasing, LLC
SA Leasing, LLC	DE	100%	by SCF Aviation Capital LLC
Sager House (Almedia) Limited	GBR	92.5%	by CH Capital A Holdings LLC
Saguaro Road Records Inc.	DE	100%	by Direct Holdings U.S. Corp.
SAILES 2, LLC	DE	100%	by Security Benefit Life Insurance Company
Sarena Holdings Ltd	GBR	100%	by Galliard Developments Ltd
Sarena House LLP	GBR	50%	by Sarena Holdings Ltd
SB Custody, LLC	DE	100%	by Eldridge SBC Holdings, LLC
SB Directional Aviation LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
SBC Civic Center LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
SBE Eats, LLC	DE	66.67%	by 1801 SBE Eats, LLC
SBE Eats, LLC	DE	33.3%	by SBEEG Holdings, LLC
SBE ENT Holdings, LLC	DE	11.25%	by CHE SBE Holdings, LLC
SBE Hotel Group, LLC	DE	100%	by SBEEG Holdings, LLC
SBE Hotel Licensing, LLC	NV	100%	by SBE Hotel Group, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
SBE Hotel Management, LLC	DE	100%	by SBE Hotel Group, LLC
SBE KBM Holdings, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE Licensing, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE Miami Management, LLC	DE	100%	by SBE Hotel Group, LLC
SBE Restaurant Group I, LLC	DE	80.8%	by SBE Restaurant Group, LLC
SBE Restaurant Group, LLC	NV	100%	by SBEEG Holdings, LLC
SBE/Cleo Middle East, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE/Hyde Miami, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE/Katsuya Middle East, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE/Katsuya USA, LLC	DE	100%	by SBE Restaurant Group, LLC
SBEEG Holdings Licensing, LLC	NV	100%	by SBEEG Holdings, LLC
SBEEG Holdings, LLC	DE	100%	by SBE ENT Holdings, LLC
SBEHG 1300 Hotel Parking, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG 1701 Collins Miami, LLC	FL	100%	by SBE Hotel Group, LLC
SBEHG 1775 Collins Miami, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG 1776 Collins Miami, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG 801 Fifth, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG BM Employer, LTD	BHS	100%	by SBE Hotel Group, LLC
SBEHG LVI Holdco Company, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG Townhouse LLC	DE	100%	by SBE Hotel Group, LLC
SBERG 3780 LV Arena Operator, LLC	DE	100%	by SBERG Management, LLC
SBERG Management, LLC	DE	100%	by SBE Restaurant Group, LLC
SBL Holdings, LLC	KS	100%	by Security Benefit Corporation
SBLH Asset Holdings, LLC	DE	100%	by Eldridge Industries, LLC
SBT Investors, LLC	DE	100%	by NZC Capital LLC
SC London LLC	DE	100%	by Morgans Group LLC
SC Resturant Company LLC	DE	100%	by Morgans Group LLC
SCF Aviation Capital LLC	DE	100%	by SCF Funding LLC
SCF Canada 2018 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing 2017-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2017-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing Canada 2018 Limited Partnership	CAN	99%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Trust 2016-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Funding LLC	DE	100%	by Stonebriar Finance Holdings LLC
SCF Goose LLC	DE	100%	by SCF Aviation Capital LLC
SCF Maverick LLC	DE	100%	by SCF Aviation Capital LLC
SCF Merlin LLC	DE	100%	by SCF Aviation Capital LLC
SCF NBL LLC	DE	100%	by SCF Funding LLC
SCF Rail Leasing LLC	DE	100%	by SCF Funding LLC
SCF RC Funding I LLC	DE	100%	by Essential Properties Realty Trust, L.P.
SCF RC Funding II LLC	DE	100%	by Essential Properties Realty Trust, L.P.
SCF RC Funding III LLC	DE	100%	by Essential Properties Realty Trust, L.P.
SCF RC Funding IV LLC	DE	100%	by Essential Properties Realty Trust, L.P.

Name	Jurisdiction	Percent of Voting Securities Owned
SCF Realty Capital Trust LLC	DE	100%	by SCF Realty Funding LLC
SCF Realty Funding LLC	DE	100%	by Essential Properties Realty Trust, L.P.
SCF Realty IFH LLC	DE	100%	by Essential Properties Realty Trust, L.P.
SCF Realty Servicing Company LLC	DE	99%	by SCF Realty Funding LLC
SCF Revolver 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Servicing Company LLC	DE	99.9%	by SCF Funding LLC
SCFRC-HW LLC	DE	100%	by SCF Realty Funding LLC
SCFRC-HW-528 South Broadway-Salem LLC	DE	100%	by Essential Properties Realty Trust, L.P.
SCFRC-HW-G LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-V LLC	DE	100%	by SCFRC-HW LLC
SE2 Digital Service LLP	India	99.9999%	by se2 Holdings, Inc.
SE2 Digital Service LLP	India	0.0001%	by se2, LLC
se2 Holdco, LLC	KS	100%	by Security Benefit Corporation
se2 Holdings, Inc.	KS	93.2%	by se2 Holdco, LLC
SE2 Information Services Ireland Limited	IRL	100%	by se2 Holdings, Inc.
se2, LLC	KS	100%	by se2 Holdings, Inc.
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100%	by SBL Holdings, LLC
Security Benefit Corporation	KS	100%	by Eldridge SBC Holdings, LLC
Security Benefit Life Insurance Company	KS	100%	by SBL Holdings, LLC
Security Distributors, LLC	KS	100%	by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100%	by SBL Holdings, LLC
Sensory Impact Group, LLC	DE	73%	by Note Funding 1892-2, LLC
Sentient Holdings, LLC	DE	100%	by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100%	by Sentient Jet, LLC
Sentient Jet, LLC	DE	100%	by Sentient Holdings, LLC
Shamrock Valley, LLC	KS	100%	by Security Benefit Corporation
Shore Club Holdings LLC	DE	100%	by Morgans Group LLC
Short of the Week, LLC	DE	10.3%	by Sugar23, Inc.
SIMCOM Holdings, Inc.	DE	100%	by Volo Sicuro, LLC
SIMCOM International, Inc.	FL	100%	by SIMCOM, Inc.
SIMCOM, Inc.	DE	100%	by SIMCOM Holdings, Inc.
Sirio Acquisition S.r.l.	Italy	100%	by Volare Acquisitions, Limited
Sirio S.p.A.	Italy	80%	by Sirio Acquisition S.r.l.
Sixth Avenue Reinsurance Company	VT	100%	by Security Benefit Life Insurance Company
SJS&W Washington Property LLC	DE	100%	by St. James Sports and Wellness Washington LLC
Skyjet Europe Limited	GBR	100%	by One Sky Flight, LLC
SL Funding, LLC	DE	100%	by Eldridge SBC Holdings, LLC
Slushie LLC	DE	100%	by A24 Films LLC
SN SBE Eats, LLC	DE	20%	by SBEEG Holdings, LLC
Sochin Downtown Realty, LLC	NY	99.5%	by Cape SoHo Hotel, LLC
Sochin Realty Managers, LLC	DE	100%	by Cape SoHo Hotel, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Sojourn Aviation Company, LLC	DE	100%	by Epic Aero, Inc.
Soul Train Cruise 16 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 17 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 18 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 19 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise III, LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise IV, LLC	DE	100%	by StarVista Live LLC
South Audley Ltd	GBR	100%	by South Audley Street LLP
South Audley Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Southern Rock Cruise 18 LLC	DE	100%	by StarVista Live LLC
Southern Rock Cruise 19 LLC	DE	100%	by StarVista Live LLC
Spaceman Productions, LLC	DE	100%	by MRC II Holdings, LP
Spinmedia LLC	DE	100%	by PGM Entertainment Group, LLC
Spoonful Management AAA, LLC	DE	100%	by SBE Restaurant Group, LLC
Spoonful Management LLC	CA	100%	by SBE Restaurant Group, LLC
Spoonful Management LV Arena, LLC	DE	100%	by SBE Restaurant Group, LLC
Spoonful Management LV MC, LLC	NV	100%	by SBE Restaurant Group, LLC
Spoonful Management LV, LLC	NV	100%	by SBE Restaurant Group, LLC
Spoonful Management Miami, LLC	FL	100%	by SBE Restaurant Group, LLC
Spoonful Management Raleigh, LLC	FL	100%	by SBE Restaurant Group, LLC
Sports Media Technology Corporation	DE	14.1%	by Steamboat Portfolio Trust, LLC
SRC Entertainment, LLC	CA	100%	by SBE Restaurant Group, LLC
St. James Sports and Wellness Washington LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Stanley and Bud LLC	DE	100%	by A24 Films LLC
Starbones Ltd	GBR	80%	by GDL (Chiswick) LLP
StarVista Live LLC	DE	100%	by Direct Holdings Cruise Production LLC
StarVista Management LLC	DE	100%	by StarVista Live LLC
Steamboat Portfolio Trust, LLC	DE	100%	by EL Funding, LLC
Stewart Street Productions, LLC	DE	100%	by dcp LLC
Stone Secured Asset Funding Trust	DE	100%	by EL Funding, LLC
Stone Secured Asset Holdings, LLC	DE	100%	by Stone Secured Asset Funding Trust
Stone Secured FA Holdings, LLC	NJ	100%	by Stone Secured Asset Funding Trust
Stonebriar Commercial Finance Canada Inc.	CAN	100%	by SCF Funding LLC
Stonebriar Commercial Finance LLC	DE	100%	by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	85.7%	by Stonebriar Holdings LLC
Stonebriar Holdings LLC	DE	100%	by Eldridge Equipment Finance LLC
Stonebriar IFH LLC	DE	100%	by SCF Funding LLC
Sugar23, Inc.	DE	9.09%	by Valence Circle Up, LLC
Sunset Screams LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Supercluster LLC	DE	50%	by A24 Films LLC
Swingers 1 Limited	GBR	100%	by Competitive Socialising Limited
Swingers 2 Limited	GBR	100%	by Competitive Socialising Limited
Swingers NY LLC	NY	100%	by Competitive Socializing U.S., Inc.
Talk Later LLC	DE	100%	by A24 Films LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Terror on the Fox Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
Tet Films Inc.	CAN	100%	by Tet, LLC
Tet, LLC	DE	100%	by MRC II Holdings, LP
TG Acquisitions Limited	GBR	100%	by South Audley Street LLP
The Hollywood Reporter, LLC	DE	100%	by Prometheus Global Media, LLC
The Lovers LLC	DE	100%	by A24 Films LLC
The St. James Sports and Wellness Complex LLC	DE	0%	Board rights held by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	GBR	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	GBR	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	GBR	99.9%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Containers) GP Ltd
The Stage Shoreditch (Containers) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Curtain Theatre) GP Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	GBR	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	JEY	99%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	GBR	100%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) LP	GBR	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	GBR	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	GBR	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	GBR	65%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	GBR	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	GBR	99.9%	by The Stage Shoreditch (The Tower) Unit Trust

Name	Jurisdiction	Percent of Voting Securities Owned
The Stage Shoreditch (The Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	GBR	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	GBR	0%	Board rights held by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Thirteenth Floor Entertainment Group, LLC	DE	50%	by Sensory Impact Group, LLC
Three L Finance Holdings, LLC	DE	100%	by Eldridge Equipment Finance LLC
Topeka Grand Hotels, LLC	DE	37%	by Security Benefit Life Insurance Company
Trigger Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Triple8, LLC	KS	100%	by Security Benefit Corporation
Trison Construction, Inc.	OK	100%	by LSB Chemical L.L.C.
TSJ Lincolnshire Property LLC	DE	100%	by St. James Sports and Wellness Washington LLC
Tumbleweed Funding LLC	KS	100%	by Dayton Funding, LLC
UB The Film Limited	GBR	100%	by Fulwell 73 Limited
Ultimate Disco Cruise 19 LLC	DE	100%	by StarVista Live LLC
Ultralight Beam LLC	DE	100%	by A24 Films LLC
Umami Restaurant Group, LLC	DE	76.96%	by SBE Eats, LLC
Valence A24, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Circle Up, LLC	DE	100%	by Valence Media Group, LLC
Valence FW73, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Media Group, LLC	DE	99%	by Valence Media Partners, LLC
Valence Media Holdings, LLC	DE	100%	by Valence Media Group, LLC
Valence Media Partners, LLC	DE	38.31%	by Ridge Media Holdings, LLC
Valence Media, LLC	DE	100%	by Valence Media Holdings, LLC
Valence Zig Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Volare Acquisitions, Limited	IRL	49%	by Flexjet Limited
Volo Sicuro, LLC	DE	19.7%	by Eldridge VS, LLC
Volo Sicuro, LLC	DE	5.91%	by Epic Aero, Inc.
Wanamaker Portfolio Trust, LLC	KS	100%	by Monterra Asset Holdings, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development Parent, LLC	DE	50%	by CHE 830 Brickell LLC
Watson Brickell Development, LLC	DE	100%	by CHE 830 Brickell LLC
WBC, LLC	DE	100%	by MRC II Holdings, LP
Western Remedy LLC	DE	100%	by A24 Films LLC
Westgate House Developments Limited	GBR	50%	by Galliard Developments Ltd
WFC-FT18 LLC	LA	100%	by Lifestyle Products Group LLC
Windy Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Yekaterina, Limited	GBR	100%	by MRC II Holdings, LP
Yekaterina, LLC	CA	100%	by MRC II Holdings, LP
Young Brothers LLC	DE	100%	by A24 Films LLC

SBL is also the depositor of the following separate accounts:  SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, Variable Annuity Account XI, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them.
Item 27.	Number of Contractowners
As of February 28, 2019, there were 30,514 owners of the Qualified Contracts and 4,019 owners of the Non-Qualified Contracts issued under the Variflex Separate Account.
Item 28.	Indemnification
The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.
The Articles of Incorporation include the following provision:
(a)  No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.
(b)  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29.        Principal Underwriter
(a)(1)	Security Distributors, LLC (“SDL”), a subsidiary of SBL, acts as principal underwriter for:
SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV

Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Universal Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
T. Rowe Price Variable Annuity Account
Variable Annuity Account VIII (Variflex Extra Credit)
Variable Annuity Account VIII (Variflex LS)
Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
(a)(2)	SDL acts as distributor for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):
Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns II Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

(a)(3)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:
Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9
(b)	Name and Principal Business Address *	Position and Offices with Underwriter
David G. Byrnes	President and Head of Distribution
Tom Y. Wang	Treasurer
Yolande C. Nichols	Chief Compliance Officer
James J. Kiley	Senior Vice President, Education Markets
Michael T. Maghini	Senior Vice President
Kurt E. Auleta	Senior Vice President, Sales Operations

(b)	Name and Principal Business Address *	Position and Offices with Underwriter
Justin A. Jacquinot	Senior Vice President, Direct Relationships
Kenneth J. Rathke	Senior Vice President
Michael K. Reidy	Senior Vice President
Mark W. Turner	Senior Vice President, Education Markets
Kevin M. Watt	Senior Vice President
Paula K. Dell	Vice President
James R. Schmank	Vice President
Christopher D. Swickard	Vice President, and Secretary
Donald A. Wiley	Vice President
Carmen R. Hill	Vice President and Assistant Secretary
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.

(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$4,173,900[1]	$96,766[2]	$0	N/A

*SBL pays SDL an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by SBL to support SDL’s ongoing operations
1    SBL pays commissions to selling broker-dealers through SDL.  This is the amount paid to SDL in connection with all Contracts sold through the Separate Account.  SDL passes through to the selling broker-dealers all such amounts.
2    A contingent deferred sales charge may be assessed on a full or partial withdrawal from the Contract.  This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the Separate Account, all of which is retained by SBL.

Item 30.	Location of Accounts and Records
All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636‑0001.
Item 31.	Management Services
All management contracts are discussed in Part A or Part B.
Item 32.	Undertakings
(a)
Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

(b)	Registrant undertakes that it will include as part of the Variflex contract application a space that an applicant can check to request a Statement of Additional Information.
(c)
Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

(d)
Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

(e)
SBL, sponsor of the unit investment trust, Variflex Separate Account, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988‑1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1) ‑ (4) of such no-action letter which are incorporated herein by reference.

(f)
Security Benefit Life Insurance Company represents that it is relying upon Rule 6c‑7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 22th day of April 2019.

Security Benefit Life Insurance Company (The Depositor) Variflex Separate Account (The Registrant)
By:	*
Michael P. Kiley, Chairman, Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 22, 2019.

SIGNATURES AND TITLES

By:	*
Michael P. Kiley, Chief Executive Officer and Director

By:	*
John P. Wohletz, Vice President and Chief Accounting Officer

By:	*
Barry G. Ward, Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director

By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary, and Director

By:	*
Roger S. Offermann, Senior Vice President, Chief Actuary and Director

By:	*
Joseph W. Wittrock, Senior Vice President, Chief Investment Officer, and Director

By:	*
Douglas G. Wolff, President and Director

*By:	/s/ CHRIS SWICKARD
Chris Swickard, as Attorney-in-Fact

EXHIBIT INDEX

(10)	(a)	Consent of Independent Registered Public Accounting Firm
(b)	Consent of Counsel